      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 6, 2004



                                      SECURITIES ACT REGISTRATION NO. 333-113562


                                   INVESTMENT COMPANY REGISTRATION NO. 811-21465

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------
                                    FORM N-2

               [X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933:


               [X] PRE-EFFECTIVE AMENDMENT NO. 1


               [ ] POST-EFFECTIVE AMENDMENT NO.

                                     AND/OR

               [X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
                   1940:


               [X] AMENDMENT NO. 5

                             ---------------------
                   ING CLARION GLOBAL REAL ESTATE INCOME FUND
        (Exact name of Registrant as Specified In Declaration of Trust)
                  259 NORTH RADNOR CHESTER ROAD, SECOND FLOOR
                           RADNOR, PENNSYLVANIA 19087
                    (Address of Principal Executive Offices)
              (Registrant's Telephone Number, including Area Code)
                         T. RITSON FERGUSON, PRESIDENT
                   ING CLARION GLOBAL REAL ESTATE INCOME FUND
                  259 NORTH RADNOR CHESTER ROAD, SECOND FLOOR
                           RADNOR, PENNSYLVANIA 19087
                    (Name and Address of Agent for Service)
                             ---------------------
                                   COPIES TO:


               RICHARD T. PRINS, ESQ.                                 CYNTHIA G. COBDEN, ESQ.
      SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP                    SIMPSON THACHER & BARTLETT LLP
                  FOUR TIMES SQUARE                                    425 LEXINGTON AVENUE
              NEW YORK, NEW YORK 10036                               NEW YORK, NEW YORK 10017


                             ---------------------
     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.
                             ---------------------
        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                                     PROPOSED MAXIMUM     PROPOSED MAXIMUM
                                                AMOUNT BEING          OFFERING PRICE     AGGREGATE OFFERING       AMOUNT OF
   TITLE OF SECURITIES BEING REGISTERED          REGISTERED              PER UNIT              PRICE           REGISTRATION FEE
---------------------------------------------------------------------------------------------------------------------------------
Preferred Shares $.001 par value..........         28,400                $25,000            $710,000,000           $89,957
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------


(1) $126.70 previously paid.
                             ---------------------
THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                   ING CLARION GLOBAL REAL ESTATE INCOME FUND
                             CROSS REFERENCE SHEET

                              PART A -- PROSPECTUS

            ITEMS IN PART A OF FORM N-2                        LOCATION IN PROSPECTUS
            ---------------------------                        ----------------------
Item 1.    Outside Front Cover                        Cover page
Item 2.    Cover Pages; Other Offering Information    Cover page
Item 3.    Fee Table and Synopsis                     Prospectus Summary
Item 4.    Financial Highlights                       Financial Highlights (Unaudited)
Item 5.    Plan of Distribution                       Cover Page; Prospectus Summary;
                                                      Underwriting
Item 6.    Selling Shareholders                       Not Applicable
Item 7.    Use of Proceeds                            Use of Proceeds; The Trust's Investments
Item 8.    General Description of the Registrant      The Trust; The Trust's Investments;
                                                      Risks; Description of Preferred Shares;
                                                      Certain Provisions in the Agreement and
                                                      Declaration of Trust
Item 9.    Management                                 Management of the Trust; Custodian,
                                                      Transfer Agent and Auction Agent
Item 10.   Capital Stock, Long-Term Debt, and Other   Description of Preferred Shares;
           Securities                                 Description of Common Shares; Certain
                                                      Provisions in the Agreement and
                                                      Declaration of Trust; Tax Matters
Item 11.   Defaults and Arrears on Senior             Not Applicable
           Securities
Item 12.   Legal Proceedings                          Legal Opinions
Item 13.   Table of Contents of the Statement of      Table of Contents for the Statement of
           Additional Information                     Additional Information

                 PART B -- STATEMENT OF ADDITIONAL INFORMATION


Item 14.   Cover Page                                 Cover Page
Item 15.   Table of Contents                          Cover Page
Item 16.   General Information and History            Not Applicable
Item 17.   Investment Objective and Policies          Investment Objectives and Policies;
                                                      Investment Policies and Techniques;
                                                      Portfolio Transactions and Brokerage
Item 18.   Management                                 Management of the Trust; Portfolio
                                                      Transactions and Brokerage
Item 19.   Control Persons and Principal Holders of   Management of the Trust
           Securities
Item 20.   Investment Advisory and Other Services     Management of the Trust; Experts
Item 21.   Brokerage Allocation and Other Practices   Portfolio Transactions and Brokerage
Item 22.   Tax Status                                 U.S. Federal Income Tax Matters
Item 23.   Financial Statements                       Independent Auditors' Report; Financial
                                                      Highlights (unaudited)
                                 PART C -- OTHER INFORMATION
Items 24-33 have been answered in Part C of this Registration Statement

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                    SUBJECT TO COMPLETION, DATED MAY 6, 2004

PROSPECTUS


                                  $710,000,000


                         ING CLARION GLOBAL REAL ESTATE
                                  INCOME FUND

                            AUCTION PREFERRED SHARES


                             4,000 SHARES, SERIES A


                             4,000 SHARES, SERIES B


                             4,000 SHARES, SERIES C


                             4,000 SHARES, SERIES D


                             6,200 SHARES, SERIES T


                             6,200 SHARES, SERIES W

                    LIQUIDATION PREFERENCE $25,000 PER SHARE
                             ---------------------
    The Trust. ING Clarion Global Real Estate Income Fund (the "Trust") is a recently organized, non-diversified, closed-end management investment company. ING Clarion Real Estate Securities, L.P. is the Trust's investment advisor.

    The Offering. The Trust is offering 4,000 shares of Series A Preferred Shares ("Series A"), 4,000 shares of Series B Preferred Shares ("Series B"), 4,000 shares of Series C Preferred Shares ("Series C"), 4,000 shares of Series D Preferred Shares ("Series D"), 6,200 shares of Series T Preferred Shares ("Series T") and 6,200 shares of Series W Preferred Shares ("Series W"). Each such series shall be referred to in this prospectus as a "series of Preferred Shares" and shares of all such series shall be referred to collectively as the "Preferred Shares." The Preferred Shares have a liquidation preference of $25,000 per share, plus any accumulated but unpaid dividends.

    Investment Objectives. The Trust's primary investment objective is high current income. The Trust's secondary investment objective is capital appreciation.
    Portfolio Contents. Under normal market conditions, the Trust will invest substantially all but no less than 80% of its total assets in income-producing global "Real Estate Equity Securities." Real Estate Equity Securities include common stocks, preferred securities, warrants and convertible securities issued by global real estate companies, such as real estate investment trusts ("REITs"). The Trust, under normal market conditions, will invest in Real Estate Equity Securities primarily in developed countries but may invest up to 15% of its total assets in Real Estate Equity Securities of companies domiciled in emerging market countries. Under normal market conditions, the Trust expects to have investments in at least three countries, including the United States.
    The Trust may invest up to 25% of its total assets in preferred securities of global real estate companies. The Trust may invest up to 20% of its total assets in preferred securities that are rated below investment grade or that are not rated and are considered by the Trust's investment advisor to be of comparable quality. Preferred securities of non-investment grade quality are regarded as having predominantly speculative characteristics with respect to the capacity of the issuer of the preferred securities to pay interest and repay principal. Due in part to the risk involved in investing in preferred securities of non-investment grade quality, an investment in the Trust should be considered speculative. There can be no assurance that the Trust will achieve its investment objectives.
                             ---------------------

    INVESTING IN AUCTION PREFERRED SHARES INVOLVES CERTAIN RISKS. SEE "RISKS" BEGINNING ON PAGE 26.


    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             ---------------------

                                                              PER SHARE       TOTAL
                                                              ---------   --------------
Public Offering Price                                          $25,000    $
Sales Load                                                     $          $
Proceeds to the Trust (before expenses)(1)                     $          $


(1) Does not include offering expenses payable by the Trust estimated to be
    $    .

    The underwriters are offering the Preferred Shares subject to various conditions. The underwriters expect to deliver the Preferred Shares to purchasers, in book-entry form, through the facilities of The Depository Trust
Company on or about          , 2004.
                             ---------------------

CITIGROUP


          A.G. EDWARDS


                     MERRILL LYNCH & CO.


                              UBS INVESTMENT BANK


                                      WACHOVIA SECURITIES


                                             BNY CAPITAL MARKETS, INC.


          , 2004

     The Trust's Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.


     The Preferred Shares have priority over the Trust's common shares (the "Common Shares") as to distribution of assets as described in this prospectus. It is a condition of closing this offering that the Preferred Shares be offered with ratings of "Aaa" and "AAA" from Moody's Investors Service, Inc. ("Moody's") and Fitch Ratings ("Fitch"), respectively.



     The dividend rate for the initial dividend rate period will be   % for
Series A,   % for Series B,   % for Series C,   % for Series D,   % for Series T
and   % for Series W. The initial dividend rate period is from the date of
issuance through           , 2004 for Series A,           , 2004 for Series B,
  , 2004 for Series C,           , 2004 for Series D,           , 2004 for
Series T and           , 2004 for Series W. For subsequent rate periods (the
"Subsequent Rate Periods"), Preferred Shares will pay dividends based on a rate set at auction, usually held every 28 days for Series A, Series B, Series C and Series D and every 7 days for Series T and Series W. Prospective purchasers should carefully review the auction procedures described in this prospectus and should note: (1) a buy order (called a "bid order") or sell order is a commitment to buy or sell Preferred Shares based on the results of an auction;
(2) auctions will be conducted by telephone; and (3) purchases and sales will be settled on the next business day after the auction.


     The Preferred Shares are redeemable, in whole or in part, at the option of the Trust on any dividend payment date for the Preferred Shares and will be subject to mandatory redemption in certain circumstances at a redemption price of $25,000 per share, plus accumulated but unpaid dividends to the date of the redemption, plus a premium in certain circumstances.

     Preferred Shares are not listed on an exchange. You may only buy or sell Preferred Shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the Auction Agent and the Trust or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this secondary market, and this market may not provide you with liquidity.


     You should read this prospectus, which contains important information about the Trust and the Preferred Shares, before deciding whether to invest in the Preferred Shares and should retain it for future reference. A Statement of
Additional Information, dated           , 2004, containing additional
information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 60 of this prospectus, by calling 800-433-8191 or by writing to the Trust, or you may obtain a copy (and other information regarding the Trust) from the Securities and Exchange Commission's web site (http://www.sec.gov).

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. WE HAVE NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. WE ARE NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE ONLY AS OF THE DATE OF THIS PROSPECTUS.

                             ---------------------

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Prospectus Summary..........................................    1
Financial Highlights (Unaudited)............................   17
The Trust...................................................   18
Use of Proceeds.............................................   18
Capitalization (Unaudited)..................................   19
Portfolio Composition.......................................   19
The Trust's Investments.....................................   19
Borrowings and Use of Leverage..............................   23
Interest Rate Transactions..................................   25
Risks.......................................................   26
Management of the Trust.....................................   37
Description of Preferred Shares.............................   40
The Auction.................................................   49
Description of Common Shares................................   53
Certain Provisions in the Agreement and Declaration of
  Trust.....................................................   53
Repurchase of Common Shares.................................   54
Federal Income Tax Matters..................................   55
Underwriting................................................   57
Custodian, Transfer Agent, Accounting Agent, Administrator
  and Auction Agent.........................................   58
Legal Opinions..............................................   58
Available Information.......................................   59
Table of Contents for the Statement of Additional
  Information...............................................   60

                               PROSPECTUS SUMMARY

     This is only a summary. This summary may not contain all of the information that you should consider before investing in the Preferred Shares. You should read the more detailed information contained in this prospectus, the Statement of Additional Information and the Trust's Statement of Preferences of Auction Preferred Shares (the "Statement") attached as Appendix A to the Statement of Additional Information. Capitalized terms used but not defined in this prospectus shall have the meanings given to such terms in the Statement.


The Trust....................  ING Clarion Global Real Estate Income Fund is a
                               recently organized, non-diversified, closed-end management investment company. Throughout the prospectus, we refer to ING Clarion Global Real Estate Income Fund simply as the "Trust" or as "we," "us" or "our." See "The Trust." The Common Shares are traded on the American Stock Exchange under the symbol "IGR". See "Description of Common Shares." As of April 12, 2004, the Trust had 101,006,981 Common Shares outstanding and net assets of $1,347,628,543.



The Offering.................  The Trust is offering 4,000 shares of Series A
                               Preferred Shares, 4,000 shares of Series B
                               Preferred Shares, 4,000 shares of Series C
                               Preferred Shares, 4,000 shares of Series D
                               Preferred Shares, 6,200 shares of Series T
                               Preferred Shares and 6,200 shares of Series W Preferred Shares, at a purchase price of $25,000 per share. Preferred Shares are being offered by the underwriters listed under "Underwriting."



Investment Objectives........  The Trust's primary investment objective is high current income. The Trust's secondary investment objective is capital appreciation. The Trust's investment objectives and certain investment policies are considered fundamental and may not be changed without shareholder approval. There can be no assurance that the Trust's investment objectives will be achieved. See "The Trust's Investments."



Investment Policies..........  The Trust has a policy of concentrating its investments in the real estate industry and not in any other industry. Under normal market conditions, the Trust will invest substantially all but no less than 80% of its total assets in income-producing global "Real Estate Equity Securities." Real Estate Equity Securities include common stocks, preferred securities, warrants and convertible securities issued by real estate companies, such as real estate investment trusts ("REITs"). The Trust, under normal market conditions, will invest in Real Estate Equity Securities of companies domiciled primarily in developed countries. However, the Trust may invest up to 15% of its total assets in Real Estate Equity Securities of companies domiciled in emerging market countries. Under normal market conditions, the Trust expects to have investments in at least three countries, including the United States.



                               The Trust will invest primarily in Real Estate Equity Securities with market capitalizations that range, in the current market environment, from approximately $40 million to approximately $12 billion. However, there is no restriction on the market capitalization range or the actual market capitalization of the individual companies in which the Trust may invest.

                               The Trust may invest up to 25% of its total assets in preferred securities of global real estate companies. The Trust may invest up to 20% of its total assets in preferred securities that are rated below investment grade or that are not rated and are considered by the Trust's investment advisor to be of comparable quality. Preferred securities of non-investment grade quality are regarded as having predominantly speculative characteristics with respect to the capacity of the issuer of the preferred securities to pay interest and repay principal. Due in part to the risk involved in investing in preferred securities of non-investment grade quality, an investment in the Trust should be considered speculative. Investment grade quality securities are those that are rated within the four highest grades (i.e., Baa3 or BBB- or better) by Moody's, Standard & Poor's Rating Services, a division of The McGraw-Hill Companies ("S&P"), or Fitch at the time of investment or are considered by the Trust's investment advisor to be of comparable quality. The Trust may invest up to 15% of its total assets in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable).



                               The Trust defines a real estate company as a company that derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or has at least 50% of its assets invested in such real estate.



                               A common type of real estate company, a REIT, is a domestic corporation that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. A REIT is not taxed on income distributed to its shareholders if it complies with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, REITs tend to pay relatively high dividends (as compared to other types of companies), and the Trust intends to use these REIT dividends in an effort to meet its primary objective of high current income.



                               Global real estate companies outside the U.S. include, but are not limited to, companies with similar characteristics to the REIT structure, in which revenue primarily consists of rent derived from owned, income-producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.



                               The Trust may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs").



                               The Trust may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps, and other strategic transactions in connection with its investments in foreign Real Estate Equity Securities. Although not intended to be a significant element in the Trust's investment strategy, from time to time the Trust may use various other investment management techniques that also involve certain risks and special considerations, including engaging in interest rate transactions and short sales.



                               The Trust will invest in Real Estate Equity
                               Securities where dividend distributions are subject to withholding taxes as determined by United States tax treaties with respective individual foreign countries. Generally, the Trust will invest in Real Estate Equity Securities that are excluded from the reduced tax rates as determined by the Jobs and Growth Tax Relief Reconciliation Act of 2003. See "The Trust's Investments."



Investment Advisor...........  ING Clarion Real Estate Securities, L.P. ("ING
                               Clarion RES" or the "Advisor") is the Trust's investment advisor.



                               ING Clarion RES is a subsidiary of ING Groep N.V. ("ING Group"), a global financial services organization based in the Netherlands and operating in 60 countries with approximately 100,000 employees and over $550 billion in assets under management as of March 31, 2004. ING Group conducts business across all financial markets and asset classes with a significant presence in banking, insurance and investment management. ING Group's Real Estate Division ("ING Real Estate") is the third largest global real estate manager and investor with $49 billion in real estate assets under management as of March 31, 2004 and approximately 1,300 real estate employees operating worldwide. ING Real Estate is a global organization with offices in the Netherlands, Belgium, France, the United Kingdom, Spain, Germany, Italy, the Czech Republic, Poland, Hungary, Singapore, China, the United States and Australia. ING Clarion RES will receive an annual fee, payable monthly, in a maximum amount equal to 0.85% of the average weekly value of the Trust's Managed Assets. "Managed Assets" means the total assets of the Trust (including any assets attributable to any Preferred Shares and debt that may be outstanding) minus the sum of accrued liabilities (other than Preferred Shares and debt representing financial leverage).



                               As of March 31, 2004, ING Clarion RES had approximately $4.6 billion in assets under management.



                               ING Clarion RES believes that investment in securities of global real estate companies historically has offered greater opportunity for high current income than is available by investment in other classes of securities, such as U.S. government securities and broader market equity securities, including those that make up the S&P 500 Index. ING Clarion RES also believes that investment in global real estate companies historically has offered attractive opportunities for long-term capital appreciation, which would provide investors with total return in addition to the return achieved via current income. In addition, ING Clarion RES believes, based upon its evaluation of historical data, that investments in securities of global real estate companies have exhibited low correlation in performance over time to the performance of other major asset classes of equity and debt securities, as measured by the S&P 500 Index and the

                               Lehman Brothers Aggregate Bond Index. As a result, investment in the Trust may provide the opportunity to add an alternative asset class to an investor's overall portfolio, which has the potential to improve risk-adjusted total returns in a portfolio context. Further, return correlations of real estate companies across countries and regions are generally very low. As a result, a blend of both U.S. real estate equity securities and non-U.S. real estate equity securities may enable the Trust to deliver returns with lower overall statistical risk (as measured by standard deviation of monthly total returns) than a Trust only investing in U.S. real estate equity securities. There can be no assurance that the Trust will achieve its investment objectives.



Use of Leverage..............  The Trust intends to use leverage for investment purposes. In addition to issuing Preferred
                               Shares, the Trust may borrow money, including borrowing through the issuance of commercial paper or notes. Such borrowings will have seniority over Preferred Shares, and payments to holders of Preferred Shares in liquidation or otherwise will be subject to the prior payment of any borrowings or other outstanding indebtedness. Although the Trust is authorized to use leverage in an amount up to 50% of its capital, the Trust does not intend to use leverage that will exceed approximately 35% of the Trust's capital immediately after the issuance of the Preferred Shares. Until the Trust issues Preferred Shares, the Trust may borrow in an amount up to 33 1/3% of its capital from banks and other financial institutions. As of April 30, 2004, the Trust had outstanding indebtedness in the amount of $463,367,900 pursuant to a master promissory note (the "Note") with The Bank of New York ("BNY"). Advances evidenced by the Note are payable by the Trust on demand. The Trust anticipates that the indebtedness represented by the Note will be retired with the proceeds of this offering. BNY is an affiliate of BNY Capital Markets, Inc., one of the principal underwriters of this offering.



                               See "Borrowings and Use of Leverage."



Interest Rate Transactions...  In connection with the Trust's anticipated use of leverage through the sale of Preferred Shares or borrowings, the Trust may enter into interest rate swaps or options. The Trust would use interest rate swaps or options only with the intent to reduce or eliminate the risk that an increase in interest rates could have on Common Share net earnings as a result of the Trust's leverage. The use of interest rate swaps and options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions, including counterparty risk and early termination risk. See "Borrowings and Use of Leverage" and "Interest Rate Transactions" for additional information.



Risk Factors.................  Risk is inherent in all investing. Therefore, before investing in the Preferred Shares you should consider certain risks carefully.



                               Risks of Investing in Preferred Shares:



                               - if you try to sell your Preferred Shares
                                 between auctions you may not be able to sell any or all of your shares or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated but unpaid dividends. If the Trust has designated a special rate period, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. You may transfer shares outside of an auction only to or through a broker-dealer that has entered into an agreement with the Auction Agent and the Trust or other person as the Trust permits;



                               - if an auction fails you may not be able to sell
                                 some or all of your Preferred Shares;



                               - because of the nature of the market for
                                 Preferred Shares, you may receive less than the price you paid for your Preferred Shares if you sell them outside of the auction, especially when market interest rates are rising;



                               - a rating agency could suspend, withdraw or
                                 downgrade the rating assigned to the Preferred Shares, which could affect liquidity;



                               - the Trust may be forced to redeem your
                                 Preferred Shares to meet regulatory or rating agency requirements or may voluntarily redeem your Preferred Shares in certain circumstances;



                               - in certain circumstances, the Trust may not
                                 earn sufficient income from its investments to pay dividends on the Preferred Shares;



                               - if interest rates rise, the value of the
                                 Trust's investment portfolio will likely decline, reducing the asset coverage for the Preferred Shares;



                               - the Preferred Shares will be junior to any
                                 borrowings of the Trust;



                               - any borrowing may constitute a substantial lien
                                 and burden on the Preferred Shares by reason of its prior claim against the income of the Trust and against the net assets of the Trust in liquidation;



                               - if the Trust leverages through borrowing, the
                                 Trust may not be permitted to declare dividends or other distributions with respect to the Preferred Shares or purchase Preferred Shares unless at the time thereof the Trust meets certain asset coverage requirements and the payments of principal and interest on any such borrowing are not in default.



                               Additional Risks of an investment in the Trust include:



                               General Real Estate Risks. Because the Trust concentrates its assets in the global real estate industry, your investment in the Trust will be closely linked to the performance of the global real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of real estate company shares may drop because of falling property values, increased interest rates, poor management of the company or other factors. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company's operations and market value in periods of rising interest rates.



                               There are also special risks associated with particular sectors of real estate investments:



                               - Retail Properties.  Retail properties are
                                 affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.



                               - Office Properties.  Office properties are
                                 affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.



                               - Hotel Properties.  The risks of hotel
                                 properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.



                               - Healthcare Properties.  Healthcare properties
                                 and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs, and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.



                               - Multifamily Properties.  The value and
                                 successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.



                               - Community Centers.  Community center properties
                                 are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.



                               - Self-Storage Properties.  The value and
                                 successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns, and effects of general and local economic conditions with respect to rental rates and occupancy levels.



                               Other factors may contribute to the riskiness of real estate investments:



                               - Lack of Insurance.  Certain of the portfolio
                                 companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and as a result adversely affect the Trust's investment performance.



                               - Financial Leverage.  Global real estate
                                 companies may be highly leveraged and financial covenants may affect the ability of global real estate companies to operate effectively.



                               - Environmental Issues.  In connection with the
                                 ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Trust could be reduced.



                               - Recent Events.  The value of real estate is
                                 particularly susceptible to acts of terrorism and other changes in foreign and domestic conditions.



                               - REIT Issues.  REITs are subject to a highly
                                 technical and complex set of provisions in the Code. It is possible that the Trust may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would be subject to corporate-level taxation, significantly reducing the return to the Trust on its investment in such company.



                               Stock Market Risks. A portion of your investment in the Trust represents an indirect investment in equity securities owned by the

                               Trust, substantially all of which are traded on a domestic or foreign securities exchange or in the over-the-counter markets. The value of these securities, like other stock market investments, may move up or down, sometimes rapidly and unpredictably.



                               Common Stock Risk. While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Trust. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Trust.



                               Foreign Securities Risks. Although it is not the Trust's current intent, the Trust may invest up to 100% of its total assets in real estate securities of non-U.S. issuers or that are denominated in various foreign currencies or multinational currency units ("Foreign Securities"). Such investments involve certain risks not involved in domestic investments. Securities markets in certain foreign countries are not as developed, efficient or liquid as securities markets in the United States. Therefore, the prices of Foreign Securities often are more volatile than other domestic securities. In addition, the Trust will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Trust to lose money on its investments in Foreign Securities. The Trust may hold any Foreign Securities of issuers in so-called "emerging markets" which may entail additional risks. See "Risks -- Emerging Market Risks."



                               Foreign Currency Risk. Although the Trust will report its net asset value and pay dividends in U.S. dollars, Foreign Securities often are purchased with and make interest payments in foreign currencies. Therefore, when the Trust invests in Foreign Securities, it will be subject to foreign currency risk, which means that the Trust's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of Foreign Securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.



                               Emerging Markets Risks. The Trust may invest in Real Estate Equity Securities of issuers located or doing substantial business in "emerging markets." Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.



                               Small Cap Risk. The Trust may invest in Real Estate Equity Securities of smaller companies which may entail additional risks. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, shares of these companies can be more volatile than, and at times will perform differently from, large company stocks such as those found in the Dow Jones Industrial Average. In addition, there are relatively few REITs when compared to other types of companies. Even the larger global real estate companies tend to be small to medium-sized companies in comparison to many industrial and service companies.



                               Preferred Securities. The Trust may invest in preferred securities, which entail special risks, including:



                               - Deferral.  Preferred securities may include
                                 provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Trust owns a preferred security that is deferring its distributions, the Trust may be required to report income for tax purposes although it has not yet received such income.



                               - Subordination.  Preferred securities are
                                 subordinated to bonds and other debt
                                 instruments in a company's capital structure with respect to priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.



                               - Liquidity.  Preferred securities may be
                                 substantially less liquid than many other securities, such as common stocks or U.S. government securities.



                               - Limited Voting Rights.  Generally, preferred
                                 security holders (such as the Trust) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified period of time at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of certain trust preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of holders of trust preferred securities generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity's rights as a creditor under the agreement with its operating company.



                               - Special Redemption Rights.  In certain varying
                                 circumstances, an issuer of preferred
                                 securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in Federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return on the security held by the Trust.



                               - New Types of Securities.  From time to time,
                                 preferred securities, including trust preferred securities, have been, and may in the future be, offered having features other than those described herein. The Trust reserves the right to invest in these securities if the Advisor believes that doing so would be consistent with the Trust's investment objectives and policies. Since the market for these instruments would be new, the Trust may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.



                               Illiquid Securities. The Trust does not presently intend to invest in illiquid securities; however the Trust may invest up to 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the Trust will not be able to sell the securities at the time desired or at prices approximating the value at which the Trust is carrying the securities on its books.



                               Lower-Rated Securities. The Trust will not invest more than 20% of its total assets in preferred securities rated below investment grade or unrated and considered by the Advisor to be of comparable quality.



                               The values of lower-rated securities often reflect individual corporate developments and have a higher sensitivity to economic changes than do higher rated securities. Issuers of lower-rated securities are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders' equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to lower-rated securities are subordinated to the prior repayment of senior indebtedness, which will potentially limit the Trust's ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in lower-rated securities have a lower degree of protection with respect to principal and interest payments than do investors in higher rated securities.



                               During an economic downturn, a substantial period of rising interest rates or a recession, issuers of lower-rated securities may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the ability of the issuers to repay principal and interest. If the issuer of a security held by the Trust defaults, the Trust may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.



                               Interest Rate Risk. Interest rate risk is the risk that fixed-income investments such as preferred securities, and to a lesser extent dividend-paying common stocks such as REIT common stocks, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Trust's investment in such securities means that the net asset value and market price of its common shares will tend to decline if market interest rates rise. Because market interest rates are currently near their lowest levels in many years, there is a greater than normal risk that the Trust's portfolio will decline in value due to rising interest rates. The Trust's use of leverage may magnify interest rate risk.



                               Strategic Transactions. For general portfolio management purposes, the Trust may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, such as interest rate swaps and options and foreign currency transactions. These strategic transactions will be entered into to seek to manage the risks of the Trust's portfolio of securities, but may have the effect of limiting the gains from favorable market movements.



                               Deflation Risk. Deflation risk is the risk that the Trust's dividends may be reduced in the future as lower prices reduce interest rates and earning power, resulting in lower distributions on the assets owned by the Trust.



                               Non-Diversification. The Trust has registered as a "non-diversified" investment company under the Investment Company Act. For Federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not more than 25%, except for investments in United States government securities and securities of other regulated investment companies, which are not limited for tax purposes) of the value of its total assets in the obligations of any single issuer. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Trust may be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.

                               Investment Risk. An investment in the Trust is subject to investment risk, including the possible loss of the entire principal amount that you invest.



                               Limited Operating History. The Trust is a recently organized, non-diversified, closed-end management investment company with limited operating history.



                               Market Disruption Risk. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have lead to increased short-term market volatility. U.S. military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on U.S. and world economies and markets. A similar disruption of the U.S. or world financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Preferred Shares.



                               For additional risks of investing in the Trust, see "Risks."



Trading Market...............  The Preferred Shares will not be listed on an exchange. Instead, you may buy or sell the Preferred Shares at an auction that will normally be held every 28 days in the case of Series A, Series B, Series C and Series D and every 7 days in the case of Series T and Series W, by submitting orders to a broker-dealer that has entered into an agreement with the Auction Agent and the Trust (a "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may, but are not required to, maintain a secondary trading market in Preferred Shares outside of auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will be created, or if created, that it will provide shareholders with liquidity or that the trading price in any secondary market would be $25,000. You may transfer shares outside of auctions only to or through a Broker-Dealer or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

                               The table below shows the first auction date for each series of Preferred Shares and the day on which each subsequent auction will usually be held for each series of Preferred Shares. The first auction date for each series of Preferred Shares will be the business day before the dividend payment date for the Initial Rate Period for each series of Preferred Shares. The start date for Subsequent Rate Periods will normally be the business day following the auction dates unless the then-current Rate Period is a Special Rate Period or the first day of the Subsequent Rate Period is not a business day.



                                                   SERIES         FIRST AUCTION DATE     SUBSEQUENT AUCTION
                                                   ------         ------------------   -----------------------
                                             A..................                       Every 4th Tuesday
                                                                                       thereafter
                                             B..................                       Every 4th Wednesday
                                                                                       thereafter
                                             C..................                       Every 4th Tuesday
                                                                                       thereafter
                                             D..................                       Every 4th Wednesday
                                                                                       thereafter
                                             T..................                       Tuesday
                                             W..................                       Wednesday



Dividends....................  The table below shows the dividend rate for the
                               Initial Rate Period on each series of Preferred Shares offered in this prospectus. For Subsequent Rate Periods, each series of Preferred Shares will pay dividends based on rates set at auctions, normally held every 28 days in the case of Series A, Series B, Series C and Series D and every 7 days in the case of Series T and Series
                               W. In most instances, dividends are also paid every 7 or 28 days, as applicable, on the first business day following the end of the Rate Period. The rate set at auction will not exceed the maximum Applicable Rate. See "Description of Preferred Shares -- Dividends and Rate Periods."



                               In addition, the table below also shows the date from which dividends on each series of Preferred Shares will accumulate at the initial rate, the dividend payment date for the Initial Rate Period of each series of Preferred Shares and the day on which dividends will normally be paid. If the day on which dividends otherwise would be paid is not a business day, then your dividends will be paid on the first business day that falls after that day.

                               Finally, the table below shows the number of days of the Initial Rate Period for each series of Preferred Shares. Subsequent Rate Periods generally will be 7 or 28 days, as applicable. The dividend payment date for Special Rate Periods of more or less than 7 or 28 days, as applicable, will be set out in the notice designating a Special Rate Period. See "Description of Preferred Shares -- Dividends and Rate Periods -- Designation of Special Rate Periods."


                                                                                                DIVIDEND
                                                                                 DATE           PAYMENT
                                                                 INITIAL     ACCUMULATION       DATE FOR     SUBSEQUENT
                                                                 DIVIDEND     AT INITIAL        INITIAL       DIVIDEND
                                                                   RATE      RATE BEGINS*     RATE PERIOD*   PAYMENT DAY
                                                                 --------   ---------------   ------------   -----------
                                          Series A.............                                              Every 4th
                                                                                                             Wednesday
                                          Series B.............                                              Every 4th
                                                                                                              Thursday
                                          Series C.............                                              Every 4th
                                                                                                             Wednesday
                                          Series D.............                                              Every 4th
                                                                                                              Thursday
                                          Series T.............                                              Wednesday
                                          Series W.............                                               Thursday


                                                                  NUMBER OF
                                                                   DAYS OF
                                                                   INITIAL
                                                                 RATE PERIOD
                                                                 -----------
                                          Series A.............
                                          Series B.............
                                          Series C.............
                                          Series D.............
                                          Series T.............
                                          Series W.............


                                -----------------------------------------------


                                * All dates are 2004


Ratings......................  It is a condition of the underwriters' obligation to purchase the Preferred Shares that the Preferred Shares are issued with a rating of "AAA" from Fitch and "Aaa" from Moody's. In order to maintain these ratings, the Trust must own portfolio securities of a sufficient value and with adequate credit quality and diversification to meet the rating agencies' guidelines. See "Description of Preferred Shares -- Rating Agency Guidelines and Asset Coverage."

Redemption...................  The Trust may be required to redeem the Preferred
                               Shares if, for example, the Trust does not meet an asset coverage ratio required by law or does not meet a rating agency guideline in a timely manner or satisfy other covenants with respect to the Preferred Shares. The Trust voluntarily may redeem Preferred Shares on any dividend payment date under certain conditions. See "Description of Preferred Shares -- Redemption" and "Description of Preferred Shares -- Rating Agency Guidelines and Asset Coverage."

Liquidation Preference.......  The liquidation preference for the Preferred
                               Shares will be $25,000 per share plus any accumulated but unpaid dividends. See "Description of Preferred Shares -- Liquidation."


Voting Rights................  Except as otherwise indicated, holders of
                               Preferred Shares have one vote per share. The holders of preferred shares, including Preferred Shares, voting as a separate class, have the right to elect at least two trustees of the Trust at all times. Such holders also have the right to elect a majority of the trustees in the event that two years' dividends on the preferred shares are unpaid. In each case, the remaining trustees will be elected by holders of Common Shares and preferred shares of the Trust, including Preferred Shares, voting together as a single class. The holders of preferred shares of the Trust, including Preferred Shares, will vote as a separate class or classes on certain other matters as required under the Trust's Amended and Restated Agreement and Declaration of Trust, the Investment Company Act of 1940 (the "Investment Company Act") and Delaware law and will not vote on matters that do not affect the Preferred Shares. See "Description of Preferred
                               Shares -- Voting Rights" and "Certain Provisions in the Agreement and Declaration of Trust."


Restrictions on Dividend
Redemption and Other
Payments.....................  If the Trust issues any senior securities representing indebtedness under the 1940 Act, the Trust would not be permitted to declare any dividend on Preferred Shares unless, after giving effect to such dividend, asset coverage with respect to such senior securities representing indebtedness, if any, is at least 200%. In addition, the Trust would not be permitted to declare any other distribution on or purchase or redeem Preferred Shares unless, after giving effect to such distribution, purchase or redemption, asset coverage with respect to such senior securities representing indebtedness, if any, is at least 300%. Dividends or other distributions on or redemptions or purchases of Preferred Shares would also be prohibited at any time that an event of default under any such senior securities has occurred and is continuing.



                               See "Description of Preferred
                               Shares -- Restrictions on Dividend, Redemption and Other Payments."



Asset Maintenance............  Under the Trust's Statement, which establishes and fixes the rights and preferences of the shares of each series of Preferred Shares, the Trust must maintain sufficient assets to satisfy:


                               - asset coverage of the Preferred Shares as
                                 required by the rating agency or agencies rating the Preferred Shares, and

                               - asset coverage of at least 200% with respect to
                                 senior securities that are stock, including the Preferred Shares.


                               In the event that the Trust does not maintain sufficient assets to satisfy these coverage tests or cure any deficiency, some or all of the Preferred Shares will be subject to mandatory redemption. See "Description of Preferred
                               Shares -- Redemption."



                               Based on the composition of the Trust's portfolio as of April 12, 2004, the asset coverage of the Preferred Shares measured pursuant to the 1940 Act would be approximately 289% if the Trust were to issue all of the Preferred Shares offered in this Prospectus, representing approximately 35% of the Trust's total assets and retire all outstanding short-term borrowings with the proceeds of the offering.



Federal Income Taxes.........  Distributions with respect to the Preferred
                               Shares will generally be subject to U.S. federal income taxation. The Internal Revenue Service ("IRS") currently requires that a regulated investment company which has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gain) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Trust intends each year to allocate ordinary income dividends and capital gain dividends between its Common Shares and the preferred shares in proportion to the total dividends paid to each class during or with respect to such year. See "U.S. Federal Income Tax Matters."



Custodian, Auction Agent,
Transfer Agent, Dividend
Paying Agent and Registrar...  BNY serves as custodian of the Trust's securities and cash. BNY also serves as auction agent with respect to the Preferred Shares, and transfer agent, dividend paying agent and registrar for the Trust's Common Shares and Preferred Shares.

                              FINANCIAL HIGHLIGHTS
                                  (UNAUDITED)


     Information contained in the table below shows the unaudited operating performance of the Trust from the commencement of the Trust's investment operations on February 18, 2004 through March 31, 2004. Since the Trust was recently organized and commenced operations on February 18, 2004, the table covers approximately six weeks of operations, during which a substantial portion of the Trust's portfolio was held in temporary investments pending investment in securities that meet the Trust's investment objectives and policies. Accordingly, the information presented may not provide a meaningful picture of the Trust's future operating performance.



                                                                 FOR THE PERIOD
                                                              FEBRUARY 18, 2004(1)
                                                                    THROUGH
                                                                 MARCH 31, 2004
                                                              --------------------
                                                                  (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD........................       $    14.33(2)
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.....................................             0.13(3)
  Net realized and unrealized gain on investments and
     foreign currency transactions..........................             0.23(3)
     Total from investment operations.......................             0.36(3)
COMMON SHARES OFFERING EXPENSES CHARGED TO PAID-IN-CAPITAL
  IN EXCESS OF PAR VALUE....................................            (0.03)(3)
DIVIDENDS AND DISTRIBUTIONS ON COMMON SHARES
  Net investment income.....................................               --
                                                                   ----------
     Total dividends and distributions to common
      shareholders..........................................               --
                                                                   ----------
NET ASSET VALUE, END OF PERIOD..............................       $    14.66
                                                                   ==========
MARKET VALUE, END OF PERIOD.................................       $    15.01
TOTAL INVESTMENT RETURN(4)
  Net asset value...........................................             2.30%
  Market value..............................................             0.07%
RATIOS AND SUPPLEMENTAL DATA
Net assets, applicable to common shares, end of period
  (thousands)...............................................       $1,407,813
Ratios to average net assets applicable to common
  shareholders of:
  Net expenses, after fee waiver+...........................             0.74%(5)
  Net expenses, before fee waiver+..........................             0.99%(5)
  Net investment income+....................................             9.63%(5)
Portfolio turnover rate.....................................             1.49%
Borrowings outstanding, end of period (thousands)...........       $  152,144(6)
Asset Coverage..............................................       $   10,250(7)



---------------



(1) Commencement of operations.



(2) Net asset value at February 18, 2004.



(3) Based on average shares outstanding.



(4) Total investment return on net asset value is calculated assuming a purchase at the offering price of $14.33 per share paid by the initial shareholder on the first day and a sale at net asset value on the last day of the period reported. Total investment return based upon market value is calculated assuming a purchase of common shares at the then-current market price of $15.00 on February 25, 2004 (initial public offering). Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.



(5) Annualized except for organization costs.



(6) See "Borrowings and Leverage" for more information regarding the Trust's borrowings.



(7) Per $1,000 of borrowings outstanding.



 + Calculated on the basis of income and expenses applicable to Common Shares relative to the average net assets applicable to common shareholders.



See notes to financial statements attached to the Statement of Additional Information.

                                   THE TRUST


     The Trust is a recently organized, non-diversified, closed-end management investment company registered under the Investment Company Act. The Trust was organized as a Delaware statutory trust on November 6, 2003 pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware, as later amended and restated. On February 27, 2004, the Trust issued an aggregate of 90,000,000 Common Shares of beneficial interest, par value $.001 per share, pursuant to an initial public offering and commenced its investment operations. On March 12, 2004, the Trust issued an additional 6,000,000 Common Shares in connection with a partial exercise by the underwriters of their over-allotment option. On April 8, 2004, the Trust issued 5,000,000 Common Shares in connection with a partial exercise by the underwriters of their over-allotment option. The Trust's Common Shares are traded on the American Stock Exchange under the symbol "IGR". The Trust's principal office is located at 259 North Radnor Chester Road, Second Floor, Radnor, Pennsylvania 19087 and its telephone number is (610) 995-2500.



     The following provides information about the Trust's outstanding shares as of April 12, 2004:



                                                             AMOUNT HELD BY
                                                  AMOUNT      THE TRUST OR       AMOUNT
TITLE OF CLASS                                  AUTHORIZED   FOR ITS ACCOUNT   OUTSTANDING
--------------                                  ----------   ---------------   -----------
Common Shares.................................  Unlimited           0          101,006,981
Preferred Shares..............................  Unlimited           0               0
  Series A....................................    4,000             0               0
  Series B....................................    4,000             0               0
  Series C....................................    4,000             0               0
  Series D....................................    4,000             0               0
  Series T....................................    6,200             0               0
  Series W....................................    6,200             0               0


                                USE OF PROCEEDS


     The net proceeds of this offering will be approximately $     after payment
of the sales load and estimated offering costs. The Trust will invest the net proceeds of the offering to repay outstanding borrowings in the amount of $463,367,900 with the remainder invested in accordance with the Trust's investment objective and policies as stated below. We currently anticipate that the Trust will be able to invest substantially all of the net proceeds remaining after the repayment of the Trust's outstanding borrowings in securities that meet the Trust's investment objective and policies within approximately three months after the completion of this offering. See "Borrowings and Use of Leverage" for more information about the Trust's borrowings. Pending such investment, it is anticipated that the proceeds will be invested in high quality short-term fixed income securities. If necessary, the Trust may also purchase, as temporary investments, securities of other open- or closed-end investment companies that invest primarily in securities of the type in which the Trust may invest directly.

                                 CAPITALIZATION
                                  (UNAUDITED)


     The following table sets forth the capitalization of the Trust as of April 12, 2004, and as adjusted to give effect to the issuance of the Preferred Shares (including estimated offering expenses and sales load of $7,427,000) offered hereby.



                                                                ACTUAL(1)      AS ADJUSTED(2)
                                                              --------------   --------------
Preferred Shares, $.001 par value, $25,000 stated value per
  share, at liquidation value; unlimited shares authorized
  (no shares issued;          shares issued, as adjusted)...  $           --   $  710,000,000
Common Shareholders' Equity(1):
Common Shares, $.001 par value per share; unlimited shares
  authorized, 101,006,981 shares outstanding................         101,007          101,007
Paid-in surplus.............................................   1,443,828,993    1,436,401,993
Balance of undistributed net investment income..............      14,372,716       14,372,716
Net realized gain/loss from investment and foreign currency
  transactions..............................................      (2,592,046)      (2,592,046)
Net unrealized appreciation/depreciation of investments.....    (108,082,127)    (108,082,127)
                                                              --------------   --------------
Net assets attributable to Common Shares....................  $1,347,628,543   $1,340,201,543
                                                              ==============   ==============


---------------


(1) The capitalization table does not reflect short-term borrowings by the Trust. See "Borrowings and Use of Leverage."



(2) None of these outstanding shares are held by or for the account of the Trust.


                             PORTFOLIO COMPOSITION


     As of April 30, 2004, approximately 100% of the market value of the Trust's portfolio was invested in global Real Estate Equity Securities, and approximately 0% of the market value of the Trust's portfolio was invested in high-quality short-term fixed income securities.


                            THE TRUST'S INVESTMENTS

     The following section describes the Trust's investment objectives, significant investment policies and investment techniques. More complete information describing the Trust's significant investment policies and techniques, including the Trust's fundamental investment restrictions, can be found in the Statement of Additional Information, which is herein incorporated by reference.

INVESTMENT OBJECTIVES AND POLICIES


     The Trust's primary investment objective is high current income and its secondary investment objective is capital appreciation. The Trust has a policy of concentrating its investments in the real estate industry. The Trust's investment objectives and its policy of concentrating its investments in the real estate industry are fundamental and may not be changed without shareholder approval. Unless otherwise indicated, the Trust's other investment policies are not fundamental and may be changed by the Board of Trustees without shareholder approval, although it has no current intention of doing so. There can be no assurance that the Trust's investment objectives will be achieved.


     Under normal market conditions, the Trust will invest substantially all but no less than 80% of its total assets in income-producing global "Real Estate Equity Securities." Real Estate Equity Securities include common stocks, preferred securities, warrants and convertible securities issued by global real estate companies, such as real estate investment trusts ("REITs"). The Trust, under normal market conditions, will invest in Real Estate Equity Securities of companies domiciled primarily in developed countries but may invest up to 15% of its total assets in Real Estate Equity Securities of companies domiciled in emerging market countries. The Trust expects to have investments in at least three countries, including the United States.


     The Trust will invest primarily in Real Estate Equity Securities with market capitalizations that range, in the current market environment, from approximately $40 million to approximately $12 billion. However, there is no restriction on the market capitalization range or the actual market capitalization of the individual companies in which the Trust may invest.



     The Trust may invest up to 25% of its total assets in preferred securities of global real estate companies. The Trust may invest up to 20% of its total assets in preferred securities that are rated below investment grade or that are not rated and considered by the Trust's investment advisor to be of comparable quality. Preferred securities of non-investment grade quality are regarded as having predominantly speculative characteristics with respect to the capacity of the issuer of the preferred securities to pay interest and repay principal. Due in part to the risk involved in investing in preferred securities of non-investment grade credit quality, an investment in the Trust should be considered speculative. Investment grade securities are those that are rated within the four highest grades (i.e., Baa3 or BBB- or better) by Moody's, S&P, or Fitch at the time of investment or are considered by the Advisor to be of comparable quality.


     The Trust may engage in foreign currency transactions and other strategic transactions in connection with the Trust's investment in Foreign Securities. See "Strategic Transactions" below for more information. Although not intended to be a significant element in the Trust's investment strategy, from time to time the Trust may use various other investment management techniques that also involve certain risks and special considerations, including engaging in interest rate transactions, short sales and making forward commitments.

     The Trust has a non-fundamental policy of investing at least 80% of its total assets in Real Estate Equity Securities. If the Board of Trustees of the Trust changes this non-fundamental policy to one allowing the Trust to invest less than 80% of its total assets in Real Estate Equity Securities, the Trust will provide shareholders with at least 60 days prior notice of such change if the change has not first been approved by shareholders, which notice will comply with the Investment Company Act and the regulations thereunder.

APPROACH TO SELECTING SECURITIES


     The Advisor uses a disciplined two-step process for constructing the Trust's portfolio. First, the Advisor selects sectors and geographic regions in which to invest, and determines the degree of representation in the Trust's portfolio of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, the Advisor uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors, including: (i) value and properties; (ii) capital structure; and (iii) management and strategy. The Advisor may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.


PORTFOLIO COMPOSITION


     The Trust's portfolio will be composed principally of the investments described below. A more detailed description of the Trust's investment policies and restrictions and more detailed information about the Trust's portfolio investments are contained in the Statement of Additional Information.


     Real Estate Companies. Under normal market conditions, the Trust will invest substantially all but not less than 80% of its total assets in income producing common stocks, preferred securities, warrants and convertible securities issued by global real estate companies. For purposes of the Trust's investment policies, the Trust considers a real estate company to be a company that:

     - derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate; or

     - has at least 50% of its assets invested in such real estate.


     Real Estate Investment Trusts (REITs). The Trust will invest in REITs. A REIT is a real estate company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. A REIT is not taxed on income distributed to its shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year and otherwise complies with the requirements of the Code. As a result, REITs tend to pay higher dividends relative to other types of companies, and the Trust intends to use these REIT dividends in an effort to meet the high current income goal of its investment objectives.


     REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

     Non-U.S. Real Estate Companies. The Trust will invest in global real estate companies outside the U.S. These companies include, but are not limited to, companies with similar characteristics to the REIT structure, in which revenue primarily consists of rent derived from owned, income-producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.

     Depositary Receipts. The Trust may also invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.

     Preferred Securities. The Trust may invest in preferred securities issued by real estate companies. Preferred securities pay fixed or floating rate dividends to investors, and have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred securities before paying any dividends on its common stock. Preferred security holders usually have no right to vote for corporate directors or on other matters.


     Convertible Debt of Real Estate Companies. The Trust may invest in convertible debt of real estate companies. The investment return of convertible corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a convertible corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of a convertible corporate bond also may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations with respect to interest or principal payments at the time called for by an instrument.


     Foreign Securities. The Trust may invest up to 100% of its total assets in Foreign Securities, including securities denominated in foreign currencies or in multinational currency units. The Trust may hold any Foreign Securities of emerging market issuers which may entail additional risks. See "Risks --

Emerging Market Risks" below. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

     Because evidence of ownership of such securities usually is held outside the United States, the Trust will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the Foreign Securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

     Since Foreign Securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

     Lower-Rated Securities. The Trust will not invest more than 20% of its total assets in preferred securities of below investment grade quality. Investment grade quality securities are those that are rated within the four highest grades (i.e., Baa3/BBB- or better) by Moody's, S&P or Fitch, or unrated securities determined by the Advisor to be of comparable credit quality. The Trust may only invest in high yield securities that are rated CCC- or higher by S&P, rated Caa or higher by Moody's, or rated CCC- or higher by Fitch, or unrated securities determined by the Advisor to be of comparable quality. The Trust will not invest in securities that are in default as to payment of principal or interest at the time of purchase.


     See "Risks -- Risks of Investment in Lower-Rated Securities" for a discussion of the risks of below investment grade securities. For a description of security ratings, see Appendix B of the Statement of Additional Information.


     Strategic Transactions. The Trust may, but is not required to, use various strategic transactions described below to seek to generate total return, facilitate portfolio management and mitigate risks. Such strategic transactions are regularly used by many mutual funds and other institutional investors. Although the Advisor seeks to use these kinds of transactions to further the Trust's investment objectives, no assurance can be given that they will achieve this result.

     The Trust may enter into various interest rate transactions such as swaps and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. Collectively, all of the above are referred to as "Strategic Transactions." The Trust generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust's portfolio, protect the value of the Trust's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust, or protect against changes in currency exchange rates.

     Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment, or may cause the Trust to hold a security that it might otherwise sell. The use of currency transactions can result in the Trust incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes.

     A more complete discussion of Strategic Transactions and their risks is contained in the Trust's Statement of Additional Information.


     Illiquid Securities. The Trust does not presently intend to invest in illiquid securities; however the Trust may invest up to 15% of its total assets in illiquid securities. Illiquid securities are not readily marketable (i.e., within seven days) and include, but are not limited to, restricted securities (securities the disposition of which are restricted under the federal securities laws), securities that may be resold pursuant to Rule 144A under the Securities Act, but that are not deemed to be liquid, and repurchase agreements with maturities in excess of seven days.



     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Trust may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Trust may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Trust might obtain a less favorable price than that which prevailed when it decided to sell. For purposes of determining the Trust's net asset value, illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate.



     Temporary Defensive Position. Upon the Advisor's recommendation, during periods of unusual adverse market condition and in order to keep the Trust's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Trust may deviate from its investment objectives and invest all or any portion of its assets in investment grade debt securities, without regard to whether the issuer is a real estate company. In such a case, the Trust may not pursue or achieve its investment objectives.


     Portfolio Turnover. The Trust may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Trust's investment objectives. Although the Trust cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Advisor, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Trust. High portfolio turnover may result in the realization of net short-term capital gains by the Trust which, when distributed to shareholders, will be taxable as ordinary income. See "Tax Matters."

                         BORROWINGS AND USE OF LEVERAGE


     The Trust is authorized to issue other preferred shares, in addition to the Preferred Shares, or borrow to increase its assets available for investment. Before issuing such additional preferred shares or borrowing to increase its assets available for investment, the Trust must have received confirmation from Moody's and Fitch or any substitute rating agency that the proposed issuance will not adversely affect such rating agency's then-current rating on the Preferred Shares. The Trust currently anticipates that such preferred shares, including the Preferred Shares, and any other borrowings will not exceed approximately 35% of the Trust's total assets. Until the Trust issues Preferred Shares, the Trust may borrow in an amount up to 33 1/3% of its capital from banks and other financial institutions. The Trust also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of the Trust's holdings. When the Trust leverages its assets, the fees paid to the Advisor for investment advisory services will be higher than if the Trust had not borrowed because the Advisor's fees are calculated based on the Trust's Managed Assets (as defined below), which include the proceeds of the issuance of preferred shares or any outstanding borrowings. Consequently, the Trust and the Advisor may have differing interests in determining whether to leverage the Trust's assets. The Trust's use of leverage is premised upon the expectation that the Trust's preferred share dividends or borrowing cost will be lower than the return the Trust achieves on its investments of the proceeds of the issuance of preferred shares or borrowing. Such difference in return may result from the Trust's higher credit rating or the short-term nature of its borrowing compared to the long-term nature of its investments. Since the total assets of the Trust (including the assets obtained from leverage) are expected to be invested in the higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, the holders of Common Shares will be the beneficiaries of the incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return "pick up" will be reduced. Furthermore, if long-term interest rates rise or the Trust otherwise incurs losses on its investments, the Trust's net asset value attributable to its Common Shares will reflect the decline in the value of portfolio holdings resulting therefrom. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Trust's return to the Trust's common shareholders will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Trust incurs capital losses, the return of the Trust to its common shareholders will be less than if leverage had not been used.



     The Advisor may determine to maintain the Trust's leveraged position if it expects that the long-term benefits to the Trust's common shareholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through the issuance of preferred shares, including the Preferred Shares, or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The Trust also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. The Trust may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for preferred shares or short-term debt instruments issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. Certain types of borrowings may result in the Trust being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants. The Trust may also be required to pledge its assets to lenders in connection with certain types of borrowing. The Advisor does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Trust's portfolio in accordance with the Trust's investment objective and policies. Due to these covenants or restrictions, the Trust may be forced to liquidate investments at times and at prices that are not favorable to the Trust, or the Trust may be forced to forgo investments that the Advisor otherwise views as favorable.



     Under the Investment Company Act, the Trust is not permitted to issue preferred shares unless immediately after such issuance the net asset value of the Trust's portfolio is at least 200% of the liquidation value of the Trust's outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the value of the Trust's total assets). In addition, the Trust is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the net asset value of the Trust's portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. In the event preferred shares of the Trust are issued, the Trust intends, to the extent possible, to purchase or redeem preferred shares from time to time to maintain coverage of any of its preferred shares of at least 200%. Under the 1940 Act, the Trust is not permitted to incur indebtedness unless immediately after such borrowing the Trust has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Trust's total assets). Additionally, under the 1940 Act, the Trust may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Trust has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.



     As of April 30, 2004, the Trust had outstanding indebtedness in the amount of $463,367,900 pursuant to the Note. Advances evidenced by the Note are payable by the Trust on demand. Pursuant to the terms of the Note, the Trust has agreed to pay interest on the unpaid principal balance of each advance evidenced thereby from the date such advance is made at a rate per annum equal to the federal funds rate plus 1.00%, but not to exceed the maximum rate permitted by law. If any payment which is to be made under the Note is not paid when due, the Trust agrees to pay interest on such payment, payable on demand, at a rate per annum equal to the rate specified in the preceding sentence plus 2%, but not to exceed the maximum rate permitted by law. Interest on the Note is computed on the basis of a 360 day year for the actual number of days elapsed and shall be payable on the last day of each month and at maturity of each advance evidenced by this note (whether by acceleration or otherwise). The Trust anticipates that the indebtedness represented by the Note will be retired by the proceeds resulting from this offering. BNY is an affiliate of BNY Capital Markets, Inc., one of the principal underwriters of this offering.


     The extent to which the Trust employs leverage in addition to the Preferred Shares will depend on many factors, the most important of which are investment outlook, market conditions and interest rates.

                           INTEREST RATE TRANSACTIONS

     In connection with the Trust's anticipated use of leverage through its sale of Preferred Shares or borrowings, the Trust may enter into interest rate swap or option transactions.


     Interest rate swaps involve the Trust's agreement with the swap counterparty to pay a fixed rate payment on a notional amount in exchange for the counterparty paying the Trust a variable rate payment on a notional amount that is intended to approximate the Trust's variable rate payment obligation on Preferred Shares or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. The Trust's payment obligations under the swaps are generally unsecured obligations of the Trust and are ranked senior to distributions under the Common Shares and the Preferred Shares. The Trust may use an interest rate option, which would require it to pay a premium to the option counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount. Buying interest rate options could also decrease the net earnings of the Common Shares if the premium paid by the Trust to the counterparty exceeds the additional cost of the leverage that the Trust would have been required to pay had it not entered into the option agreement. The Trust has no current intention of entering into swaps or options in an aggregate notional amount that exceeds the outstanding amount of the Trust's leverage. The Trust will monitor any such swap with a view to ensuring that the Trust remains in compliance with all applicable regulatory policy and tax requirements.


     The Trust will usually enter into swaps or options on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. The Trust intends to designate on its books and records cash or liquid securities having a value at least equal to the Trust's net payment obligations under any swap transaction, marked to market daily.


     The use of interest rate swaps and options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates, the Trust's use of interest rate instruments could enhance or harm the overall performance on the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or option could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Trust's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings.



     Interest rate swaps and options generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps or options is limited to the net amount of interest payments that the Trust is contractually obligated to make. If a counterparty were to default, the Trust would not be able to use the anticipated net receipts under the swap to offset the dividend payments on its Preferred Shares or interest payments on borrowing. Depending on whether the Trust would be entitled to receive net payments from the counterparty on the swap or option, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively affect the performance of the Common Shares.



     The Trust will not enter into an interest rate swap or option transaction with any counterparty that the Advisor believes does not have the financial resources to honor its obligation under the interest rate swap or option transaction. Further, the Advisor will continually monitor the financial stability of any counterparty to an interest rate swap or option transaction in an effort to proactively protect the Trust's investments.



     In addition, at the time the interest rate swap or option transaction reaches its scheduled termination date, there is a risk that the Trust will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.



     The Trust may choose or be required to redeem some or all Preferred Shares or prepay any borrowings. Such a redemption would likely result in the Trust seeking an early termination of all or a portion of any swap or option transaction. Such early termination of a swap or option could result in a termination payment by or to the Trust.


     In addition, the Trust may use interest rate transactions in connection with the management of its portfolio securities. See "The Trust's
Investments -- Portfolio Compositions -- Strategic Transactions" above for additional information.

                                     RISKS

     Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in Preferred Shares.

     Recently Organized. The Trust is a recently organized, non-diversified, closed-end management investment company with a limited operating history.


     Interest Rate Risk. Interest rate risk encompasses the risk that fixed-income investments such as preferred stocks and debt securities, and to a lesser extent dividend-paying common stocks such as REIT common stocks, will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. The Trust's investments in such securities means that the net asset value and market price of its Common Shares will tend to decline if market interest rates rise. Because market interest rates are currently near their lowest levels in many years, there is a greater than normal risk that the Trust's portfolio will decline in value due to rising interest rates.


     The Trust is issuing Preferred Shares, which pay dividends based on short-term interest rates. The Trust then will use the proceeds from the sale of Preferred Shares to buy fixed-income securities, which pay interest based on long-term rates. Both long-term and short-term interest rates may fluctuate. If short-term interest rates rise, the Preferred Shares dividend rates may rise so that the amount of dividends paid to holders of Preferred Shares exceeds the income from the portfolio securities purchased with the proceeds from the sale of Preferred Shares. Because income from the Trust's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the Preferred Shares offering) is available to pay dividends on Preferred Shares, however, dividend rates on Preferred Shares would need to greatly exceed the yield on the Trust's portfolio before the Trust's ability to pay dividends on Preferred Shares would be impaired. If long-term rates rise, the value of the Trust's investment portfolio will likely decline, reducing the amount of assets serving as asset coverage for the Preferred Shares.

     The Trust may enter into interest rate swap or cap transactions with the intent to reduce or eliminate the risk posed by an increase in market interest rates. There is no guarantee that the Trust will engage in these transactions or that these transactions will be successful in reducing or eliminating interest rate risk.

     Auction Risk. The dividend rate for the Preferred Shares normally will be set through an auction process. In an auction, holders of Preferred Shares may indicate the dividend rate at which they would be willing to hold or sell their Preferred Shares or purchase additional Preferred Shares. The auction will also provide liquidity for the sale of Preferred Shares by holders of Preferred Shares. An auction fails if there are more Preferred Shares offered for sale than there are buyers. You may not be able to sell your Preferred Shares at an auction if the auction fails. If you place hold orders (orders to retain Preferred Shares) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your Preferred Shares. Finally, if you buy Preferred Shares or elect to retain Preferred Shares without specifying a dividend rate below which you would not wish to buy or continue to hold those Preferred Shares, you could receive a lower rate of return on your Preferred Shares than the market rate. See "Description of Preferred Shares" and "The Auction -- Auction Procedures."


     Secondary Market Risk. If you try to sell your Preferred Shares between auctions you may not be able to sell any or all of your shares or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Trust has designated a Special Rate Period (a Rate Period of more or less than 7 or 28 days, as applicable), changes in interest rates could affect the price you would receive if you sold your Preferred Shares in the secondary market. Broker-dealers that maintain a secondary trading market for Preferred Shares are not required to maintain this market and the Trust is not required to redeem Preferred Shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. The Preferred Shares will not be listed on a stock exchange or traded on the NASDAQ stock market. You may transfer shares outside of auctions only to or through a broker-dealer that has entered into an agreement with the Trust's Auction Agent and the Trust, or such other persons as the Trust permits. If you sell your Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction.



     Ratings and Asset Coverage Risk. It is expected that while Fitch will assign a rating of "AAA" to the Preferred Shares and Moody's will assign a rating of "Aaa", such ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. Moody's or Fitch could withdraw or downgrade its rating of Preferred Shares, which may make your Preferred Shares less liquid at an auction or in the secondary market. If Moody's or Fitch withdraws or downgrades its rating of the Preferred Shares, the Trust may alter its portfolio or redeem Preferred Shares in an effort to reinstate or improve, as the case may be, the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. If the Trust fails to satisfy the asset coverage ratios discussed under "Description of Preferred
Shares -- Rating Agency Guidelines," the Trust will be required to redeem a sufficient number of Preferred Shares in order to return to compliance with the asset coverage ratios. The Trust may be required to redeem Preferred Shares at a time when it is not advantageous for the Trust to make such redemption or to liquidate portfolio securities in order to have available cash for such redemption. The Trust also may voluntarily redeem Preferred Shares under certain circumstances.



     Payment Restrictions. The Trust is prohibited from declaring, paying or making any dividends or distributions on Preferred Shares unless it satisfies certain conditions. See "Description of Preferred Shares -- Restrictions on Dividend, Redemption and Other Payments." The Trust is also prohibited from declaring, paying or making any dividends or distributions on its Common Shares unless it satisfies certain conditions. These prohibitions on the payment of dividends or distributions might impair the Trust's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Trust intends to redeem Preferred Shares if necessary to comply with the asset coverage requirements, there can be no assurance that such redemptions can be effected in time to permit the Trust to distribute its income as required to maintain its qualification as a regulated investment company under the Code. See "Federal Income Tax Matters -- Federal Income Tax Treatment of the Fund."



     Leverage Risk. The Trust intends to use financial leverage for investment purposes in an amount currently anticipated to represent approximately 35% of its total assets (including the proceeds from the creation of such financial leverage). In addition to issuing Preferred Shares, the Trust may make further use of financial leverage through borrowing.

     If the Trust issues any senior securities representing indebtedness (as defined in the Investment Company Act) under the requirements of the Investment Company Act, the value of the Trust's total assets, less all liabilities and indebtedness of the Trust not represented by such senior securities, must be at least equal, immediately after the issuance of any such senior securities representing indebtedness, to 300% of the aggregate value of such senior securities. Upon the issuance of the Preferred Shares, the value of the Trust's total assets, less all liabilities and indebtedness of the Trust not represented by senior securities, must be at least equal, immediately after the issuance of the Preferred Shares, to 200% of the aggregate value of any senior securities and the Preferred Shares.



     Any money borrowed will constitute a substantial lien and burden on the Preferred Shares by reason of their prior claim against the income of the Trust and against the net assets of the Trust in liquidation. The Trust may not be permitted to declare dividends or other distributions, including with respect to Preferred Shares, or purchase or redeem shares, including Preferred Shares, unless (i) at the time of such declaration, purchase or redemption the Trust meets certain asset coverage requirements and (ii) there is no event of default under any borrowings, that is continuing. See "Description of Preferred
Shares -- Restrictions on Dividend, Redemption and Other Payments." In the event of a default under any borrowings the lenders may have the right to cause a liquidation of the collateral (i.e., sale of portfolio securities) and if any such default is not cured, the lenders may be able to control the liquidation as well.



     A material decline in the Trust's net asset value may impair the Trust's ability to maintain required levels of asset coverage or the ratings assigned by Fitch and Moody's.



     The Trust reserves the right at any time, if it believes that market conditions are appropriate, to increase its level of debt or other senior securities to maintain or increase the level of leverage anticipated after the sale of the Preferred Shares to the extent permitted by the Investment Company Act and existing agreements between the Trust and third parties.



     Because the fee paid to the Adviser is calculated on the basis of Managed Assets, the fee will be higher when leverage is utilized, giving the Adviser an incentive to utilize leverage.



     General Real Estate Risks. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws, interest rate levels, and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities or dividends on its equity securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties, and consequently, its ability to control decisions relating to such properties may be limited.


     Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

     Retail Properties. Retail properties are affected by the overall health of the economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, a shift in consumer demand due to demographic changes and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if an anchor or significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

     Office Properties. Office properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

     Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

     Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. On the other hand, it may be difficult to terminate an ineffective operator of a hotel property subsequent to a foreclosure of such property.

     Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs, and competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

     The governmental laws and regulations described above are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply in its own right for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses would be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.


     Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, the types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, the adverse economic conditions in the locale, the amount of rent charged, and the oversupply of units due to new construction. In addition, multifamily properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.



     Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. Like other types of property in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

     Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns, and adverse effects of general and local economic conditions with respect to rental rates and occupancy levels.

     Other factors that may contribute to the riskiness of all real estate investments include:


          Insurance Issues. Certain real estate companies may have disclosed that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However, such insurance is not uniform among real estate companies. Moreover, there are certain types of extraordinary losses that may be uninsurable, or not economically insurable. Certain properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the real estate company maintains earthquake insurance, it may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Any type of uninsured loss could cause a real estate company to lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Trust's investment performance.


          Credit Risk. Real estate companies may be highly leveraged and financial covenants may affect the ability of those companies to operate effectively. Real estate companies may be subject to risks normally associated with debt financing. If the principal payments of a real estate company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the real estate company's cash flow may not be sufficient to repay all maturing debt outstanding.

          In addition, a real estate company's obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict a real estate company's range of operating activity. A real estate company, therefore, may be contractually prohibited from incurring additional indebtedness, selling its assets, engaging in mergers, or making acquisitions which may be beneficial to the operation of the real estate company.


          Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a real estate company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions to holders of the Preferred Shares could be reduced.


          Recent Events. The value of real estate is particularly susceptible to acts of terrorism and changes in foreign or domestic economic and political conditions.

          REIT Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Trust may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would be subject to corporate-level taxation, significantly reducing the return to the Trust on its investment in such company.


     Concentration and General Risks of Securities Linked to the Real Estate Market. The Trust will not invest in real estate directly, but in securities issued by global real estate companies, including REITs and real estate operating companies ("REOCs"). However, because of the Trust's policy of concentration in the securities of companies in the real estate industry, it is also subject to the risks associated with the direct ownership of real estate. These risks include:

     - declines in the value of real estate;

     - risks related to general and local economic conditions;

     - possible lack of availability of mortgage funds;

     - overbuilding;

     - extended vacancies of properties;

     - increased competition;

     - increases in property taxes and operating expenses;

     - changes in zoning laws;

     - losses due to costs resulting from the clean-up of environmental problems;

     - liability to third parties for damages resulting from environmental problems;

     - casualty or condemnation losses;

     - limitations on rents;

     - changes in neighborhood values and the appeal of properties to tenants;

     - changes in interest rates;

     - financial condition of tenants and buyers and sellers of real estate; and

     - quality of maintenance, insurance and management services.


     Thus, the value of the Common Shares may change at different rates compared to the value of shares of a registered investment company with investments in a mix of different industries and will depend on the general condition of the economy. An economic downturn in one or more of the countries in which the Trust invests could have a material adverse effect on the real estate markets in these countries and on real estate companies in which the Trust invests, which in turn could result in the Trust not achieving its investment objectives. Because the Trust has a policy of concentrating its investments in the global real estate market, it is more susceptible to risks associated with that market than a fund that does not concentrate its investments in the global real estate market.



     Stock Market Risk. Your investment in Preferred Shares represents an indirect investment in REIT shares and other equity securities owned by the Trust, substantially all of which are traded on a domestic or foreign securities exchange or in the over-the-counter markets. The prices of the common stocks of real estate companies, including REITs, and other securities in which the Trust invests, will fluctuate from day to day and may, in either the near term or over the long term, decline in value. The value of the Trust's Common Shares may be affected by a decline in financial markets in general.


     Common Stock Risk. While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Trust. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Trust.

     Foreign Risk. Under current market conditions, the Trust may invest up to 100% of its total assets in Foreign Securities, although it is not the Trust's current intent to do so. Investing in Foreign Securities involves certain risks not involved in domestic investments, including, but not limited to:

     - fluctuations in foreign exchange rates;

     - future foreign economic, financial, political and social developments;

     - different legal systems;

     - the possible imposition of exchange controls or other foreign governmental laws or restrictions;

     - lower trading volume;

     - much greater price volatility and illiquidity of certain foreign securities markets;

     - different trading and settlement practices;

     - less governmental supervision;

     - regulatory changes;

     - changes in currency exchange rates;

     - high and volatile rates of inflation;

     - fluctuating interest rates;

     - less publicly available information; and

     - different accounting, auditing and financial record-keeping standards and requirements.

     Investments in Foreign Securities will expose the Trust to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Trust may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

     - the possibility of expropriation of assets;

     - confiscatory taxation;

     - difficulty in obtaining or enforcing a court judgment;

     - economic, political or social instability;

     - the possibility that an issuer may not be able to make payments to investors outside of the issuer's country; and

     - diplomatic developments that could affect investments in those countries.

     In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

     - growth of gross domestic product;

     - rates of inflation;

     - capital reinvestment;

     - resources;

     - self-sufficiency;

     - balance of payments position; and


     - the tax treatment of the Trust's investments, which may result in certain investments in Foreign Securities being subject to foreign withholding taxes, or being subject to U.S. federal income tax rules that may cause a U.S. holder to recognize taxable income without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would have otherwise been treated as capital gain.

     These risks are often heightened for investments in smaller, emerging capital markets. For more information regarding risks of emerging market investing, see "Emerging Market Risks" below.

     Foreign Currency Risk. Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar.


     Emerging Markets Risks. The Trust may invest in issuers located or doing substantial business in emerging market countries. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in securities of issuers domiciled or doing substantial business in foreign countries can be intensified in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.



     Risks of Investment in Preferred Securities. The Trust may invest in preferred securities, which entails special risks, including:


     Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Trust owns a preferred security that is deferring its distributions, the Trust may be required to report income for tax purposes although it has not yet received such income.

     Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure with respect to priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

     Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.


     Limited Voting Rights. Generally, preferred security holders (such as the Trust) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified period of time, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.


     In the case of certain trust preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of holders of trust preferred securities generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity's rights as a creditor under the agreement with its operating company.

     Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer of the preferred securities may negatively impact the return of the security held by the Trust.

     New Types of Securities. From time to time, preferred securities, including trust preferred securities, have been, and may in the future be, offered having features other than those described herein. The Trust reserves the right to invest in these securities if the Advisor believes that doing so would be consistent with the Trust's investment objectives and policies. Since the market for these instruments would be new, the Trust may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.


     Risks of Investment in Illiquid Securities. The Trust does not presently intend to invest in illiquid securities; however, the Trust may invest up to 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable (i.e., within seven days) and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the Trust will not be able to sell the securities at the time desired or at prices approximating the value at which the Trust is carrying the securities on its books.



     Risks of Investment in Lower-Rated Securities. The Trust may invest up to 20% of its total assets in securities rated below investment grade or considered by the Advisor to be of comparable credit quality. Investment grade securities are those that are rated within the four highest grades (i.e., Baa3/BBB- or better) by Moody's, S&P or Fitch or unrated securities determined by the Advisor to be of comparable quality. Securities rated below investment grade are regarded as having speculative characteristics with respect to the capacity of the issuer of the securities to pay interest and repay principal.



     The values of lower-rated securities often reflect individual corporate developments and are often more sensitive to economic changes than higher-rated securities. Issuers of lower-rated securities are often in the growth stage of their development and/or involved in a reorganization or takeover. The issuers are often highly leveraged (have a significant amount of debt relative to shareholders' equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to lower-rated securities are subordinated to the prior repayment of senior indebtedness, which will potentially limit the Trust's ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in lower-rated securities have a lower degree of protection with respect to principal and interest payments than do investors in higher-rated securities.


     During an economic downturn, a substantial period of rising interest rates or a recession, issuers of lower-rated securities could experience financial distress resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities. If the issuer of a security held by the Trust defaults, the Trust may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.


     The secondary markets for lower-rated securities are not as liquid as the secondary markets for higher-rated securities. The secondary markets for lower-rated securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume of lower-rated securities is generally lower than that of higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse change in the condition of a particular issuer. Under certain economic and/or market conditions, the Trust may have difficulty disposing of certain lower-rated securities due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the lower-rated securities, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing the Trust's assets. Market quotations on lower-rated securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.

     The market for lower-rated securities may react strongly to adverse news about an issuer or the economy or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for lower-rated securities may be affected by legislative and regulatory developments. These developments could adversely affect the Trust's net asset value and investment practices, the secondary market for lower-rated securities, the financial condition of issuers of these securities and the value and liquidity of outstanding lower-rated securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in lower-rated securities and limiting the deductibility of interest by certain corporation issuers of lower-rated securities had an adverse effect on the lower-rated securities market.


     When the secondary market for lower-rated securities becomes less liquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value the Trust's lower-rated securities, judgment plays a more important role in determining such valuations. Decreased liquidity in the market for lower-rated securities, in combination with the relative youth and growth of the market for such securities, also may affect the ability of the Trust to dispose of such securities at a desirable price. Additionally, if the secondary markets for lower-rated securities contract due to adverse economic conditions or for other reasons, certain of the Trust's liquid securities may become illiquid and the proportion of the Trust's assets invested in illiquid securities may significantly increase.


     The Trust may only invest in lower-rated securities that are rated CCC- or higher by S&P, rated Caa or higher by Moody's, or rated CCC- or higher by Fitch, or unrated securities determined by the Advisor to be of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default and such issuers may be in default or there may be present elements of danger with respect to the payment of principal or interest. The Trust will not invest in securities which are in default at the time of purchase.

     Small Cap Risk. The Trust may invest in Real Estate Equity Securities of smaller companies which may entail additional risks. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, shares of these companies can be more volatile than -- and at times will perform differently from -- large company stocks such as those found in the Dow Jones Industrial Average. Even the larger global real estate companies tend to be small to medium-sized companies in comparison to many industrial and service companies. As of December 31, 2003, according to the Citigroup World Property Index, the market capitalization of global real estate companies ranged in size from approximately $40 million to approximately $12 billion.

     Convertible Securities. The Trust may also invest in convertible securities of real estate companies. The market value of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities may vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     Strategic Transactions. Strategic Transactions in which the Trust may engage, including hedging and risk management transactions such as interest rate and foreign currency transactions, options and swaps, also involve certain risks and special considerations. Strategic Transactions will be entered into to seek to manage the risks of the Trust's portfolio of securities, but may have the effect of limiting the gains from favorable market movements. Strategic Transactions involve risks, including (i) that the loss on the Strategic Transaction position may be larger than the gain in the portfolio position being hedged and (ii) that the derivative instruments used in Strategic Transactions may not be liquid and may require the Trust to pay additional amounts of money. Successful use of Strategic Transactions depends on the Advisor's ability to predict correctly market movements which, of course, cannot be assured. Losses on Strategic Transactions may reduce the Trust's net asset value and its ability to pay dividends if they are not offset by gains on the portfolio positions being hedged. The Trust will be subject to credit risk with respect to the counterparties to the derivative contracts entered into by the Trust. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Trust may experience significant delays in obtaining any recovery under the contract in bankruptcy or other reorganization proceeding. The Trust may obtain only a limited recovery or may obtain no recovery in such circumstances.


     The Trust may also lend the securities it owns to others, which allows the Trust the opportunity to earn additional income. Although the Trust will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that the Trust be able to reacquire the loaned securities if certain events occur, the Trust is still subject to the risk that the borrower of the securities may default, which could result in the Trust losing money and in a decline in the Trust's net asset value. The Trust may also purchase securities for delayed settlement. This means that the Trust is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement. The Trust may enter into interest rate swap transactions to attempt to protect itself from increasing preferred share dividends or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap which may result in a decline in the net asset value of the Common Shares. See "Interest Rate Transactions."


     Deflation Risk. Deflation risk is the risk that the Trust's dividends may be reduced in the future as lower prices reduce interest rates and earning power, resulting in lower distributions on the assets owned by the Trust.

     Non-Diversification. The Trust has registered as a "non-diversified" investment company under the Investment Company Act. For federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not more than 25%, except for investments in United States government securities and securities of other regulated investment companies, which are not limited for tax purposes) of the value of its total assets in the obligations of any single issuer. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Trust may be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.


     Investment Risk. An investment in the Trust is subject to investment risk, including the possible loss of the entire principal amount that you invest.



     Market Disruption Risk. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility. U.S. military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on U.S. and world economies and markets. The Trust does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the military action or similar events in the future on the U.S. economy and securities markets. A similar disruption of the U.S. or world financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares.

                            MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS


     The Trust's Board of Trustees (the "Board of Trustees") is responsible for the overall management of the Trust, including supervision of the duties performed by the Advisor. There are five trustees of the Trust. Two of the trustees are "interested persons" of the Trust (as defined in the Investment Company Act). The names of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under "Management of the Trust" in the Statement of Additional Information.


INVESTMENT ADVISOR

     ING Clarion RES acts as the Trust's investment advisor. ING Clarion RES is located at 259 North Radnor Chester Road, Second Floor, Radnor, PA 19087.


     As of March 31, 2004, ING Clarion RES had approximately $4.6 billion in assets under management. An affiliate, ING Clarion Partners, manages over $9.9 billion of private market real estate with nearly 600 employees operating from 28 offices nationwide. Another affiliate, Clarion Capital LLC is a real estate fixed income manager with approximately $2.0 billion in assets under management. All three entities share a common real estate research platform and manage collectively over $13 billion in diverse real estate securities and real estate assets. ING Clarion RES, ING Clarion Partners and Clarion Capital LLC are subsidiaries of the ING Group, a global financial services organization based in The Netherlands and operating in 60 countries with over 100,000 employees and $550 billion in assets under management as of March 31, 2004. ING Group conducts business across all financial markets and asset classes with a significant presence in banking, insurance and investment management. ING Group's Real Estate Division ("ING Real Estate") is the third largest global real estate manager and investor with $49 billion in real estate assets under management as of March 31, 2004. ING Real Estate is a global organization with offices in The Netherlands, Belgium, France, the United Kingdom, Spain, Germany, Italy, the Czech Republic, Poland, Hungary, Singapore, China, the United States and Australia.



     ING Clarion RES believes that investment in securities of global real estate companies historically has offered the opportunity for higher current income than is available by investment in other classes of securities, such as U.S. government securities and broader market equity securities, including those that make up the S&P 500 Index. ING Clarion RES also believes that investment in global real estate companies historically has offered attractive opportunities for long-term capital appreciation, which would provide investors with return in addition to the return achieved via current income. In addition, ING Clarion RES believes, based upon its evaluation of historical data, that investments in securities of global real estate companies have exhibited low correlation in performance over time to the performance of other major asset classes of equity and debt securities, as measured by the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. As a result, investment in the Trust may provide the opportunity to add an alternative asset class to an investor's overall portfolio, which has the potential to improve risk-adjusted total returns in a portfolio context. Further, return correlations of real estate companies across countries and regions are generally very low. A blend of both U.S. real estate equity securities and non-U.S. real estate equity securities may enable the Trust to deliver returns with lower overall statistical risk (as measured by standard deviation of monthly total returns) than a Trust only investing in U.S. real estate equity securities.



     Portfolio Managers.  The Trust's portfolio is managed by a team including
T. Ritson Ferguson, Kenneth D. Campbell, Sherry L. Rexroad, Steven D. Burton and Joseph P. Smith. Their biographies, including professional experience, industry designations and education are as follows:


          T. Ritson Ferguson, CFA. Mr. Ferguson has been Managing Director and Chief Investment Officer of ING Clarion Real Estate Securities, L.P. since 1999. Mr. Ferguson provides oversight of the firm's operations, oversees the day-to-day management of the portfolios and is a member of the Investment Policy Committee. Previously with Radnor Advisors and Trammell Crow Company, he has extensive direct investment experience having been involved in all facets of the analysis, acquisition and management of commercial real estate before joining Messrs. Campbell and Kling in 1991 in forming what is today ING Clarion Real Estate Securities, Inc. Mr. Ferguson was formerly with Bain and Company as a consultant, and served as a Captain in the U.S. Air Force as a computer scientist.

          Mr. Ferguson is an honors MBA graduate of Wharton (University of Pennsylvania) and holds a BS from Duke University (summa cum laude, Phi Beta Kappa). He is a member of the National Association of Real Estate Investment Trusts (NAREIT) and its Institutional Investor Committee, and of the Financial Analysts of Philadelphia and the Association for Investment Management and Research (AIMR). Mr. Ferguson is a holder of the Chartered Financial Analyst (CFA) designation.

          Kenneth D. Campbell. Mr. Campbell has been Managing Director of ING Clarion Real Estate Securities, L.P. since 1995. Mr. Campbell is Chairman of the Investment Policy Committee responsible for establishing real estate securities investment policy and has more than 33 years experience as an investor in real estate securities. In 1969, he founded Audit Investments, Inc., a registered investment advisor. Through Audit he has managed real estate securities portfolios since 1980 for a select number of institutional and individual accounts. He founded Realty Stock Review in 1970, which became the leading advisory publication under his aegis until its sale in 1990. Mr. Campbell has edited and been principal author of four book-length investment reports on REITs and real estate securities.


          An MBA graduate with distinction from New York University and an honors BA graduate from Capital University, Mr. Campbell is a member of the Philadelphia Society of Security Analysts and the National Association of Real Estate Investment Trusts (NAREIT). He was a founding member of the Real Estate Analysts Group in New York City and was presented the REIT Industry Leadership Award by NAREIT in 1996.



          Sherry L. Rexroad, CFA. Ms. Rexroad has been a Senior Director of ING Clarion Real Estate Securities, L.P. since 2001. Ms. Rexroad is a member of the Investment Policy Committee of, and a portfolio manager for, ING Clarion RES. She is also responsible for evaluating the investment potential of public real estate companies. Previously with AEW Capital Management, she was a Vice President and Portfolio Manager in their Fixed Income and Capital Markets Group. She has more than twelve years investment experience including real estate equities, Commercial Mortgage Backed Securities and whole loans. Her background includes real estate management, construction management and the evaluation of public and private real estate companies. Before joining AEW she worked for the Environmental Protection Agency (EPA) where she managed the design and construction of a $40 million Environmental Science Center and negotiated commercial leases. Ms. Rexroad joined ING Clarion Real Estate Securities, L.P. in 1997.


          Ms. Rexroad holds an MBA from Wharton (University of Pennsylvania) and is a Dean's List graduate of Haverford College. She is a member of the National Association of Real Estate Investment Trusts (NAREIT) and the International Council of Shopping Centers. Ms. Rexroad is a holder of the Chartered Financial Analyst (CFA) designation and a member of the Financial Analysts of Philadelphia, and the Association for Investment Management and Research (AIMR).


          Steven D. Burton, CFA. Mr. Burton has been Director of ING Clarion Real Estate Securities, L.P. since 2000. Mr. Burton is a member of the Investment Policy Committee of, and a portfolio manager for, ING Clarion RES. He is also responsible for evaluating the investment potential of public real estate companies. Previously with GE Investment Corporation, he has extensive direct investment experience in a broad array of product types -- including office, multifamily, industrial, retail and lodging -- and oversaw a $350 million portfolio of directly owned commercial real estate assets. His experience includes acquisitions, dispositions, lease negotiation, loan restructuring and workout activity. Mr. Burton joined ING Clarion Real Estate Securities, L.P. in 1995.

          He is an MBA graduate of the Kellogg School (Northwestern University) and a graduate of Middlebury College (BA in Mathematics, cum laude). Mr. Burton is a holder of the Chartered Financial Analyst (CFA) designation and is a member of the Financial Analysts of Philadelphia and the Association for Investment Management and Research (AIMR).



          Joseph P. Smith, CFA. Mr. Smith has been Director of ING Clarion Real Estate Securities, L.P. since 2001 and was Vice President and Senior Investment Analyst prior thereto. Mr. Smith is a member of the Investment Policy Committee of, and a portfolio manager for, ING Clarion RES. He is also responsible for evaluating the investment potential of public real estate companies. He joined ING Clarion Real Estate Securities, L.P. in 1997. Previously with Alex. Brown & Sons, Inc., Mr. Smith was an Associate in the Real Estate Investment Banking Group. His responsibilities included public offerings, private placements, mergers and acquisitions, and other real estate investment banking services. His prior experience also included work as a financial analyst at Radnor Advisors, a direct real estate investment firm, where he gained experience in all facets of the analysis, acquisition, and management of commercial real estate.


          Mr. Smith is a MBA graduate of Wharton (University of Pennsylvania) and holds a BS from Villanova University (magna cum laude). He is a holder of the Chartered Financial Analyst (CFA) designation and is a member of the Financial Analysts of Philadelphia and the Association for Investment Management and Research (AIMR).

INVESTMENT MANAGEMENT AGREEMENT


     Pursuant to an investment management agreement between ING Clarion RES and the Trust, the Trust has agreed to pay a fee payable monthly in arrears at an annual rate equal to 0.85% of the average weekly value of the Trust's Managed Assets (the "Management Fee") for the investment advisory services and facilities provided by ING Clarion RES. Under the investment management agreement, the Trust may, but is not obligated to, reimburse ING Clarion RES for certain expenses ING Clarion RES incurs in connection with performing non investment advisory services for the Trust. In addition, with the approval of the Board of Trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Trust operations (other than the provision of services required under the investment management agreement) of all personnel employed by ING Clarion RES who devote substantial time to Trust operations may be reimbursed to ING Clarion RES. Managed Assets are the total assets of the Trust, which include any proceeds from the Preferred Shares, minus the sum of accrued liabilities (other than indebtedness attributable to leverage). This means that during periods in which the Trust is using leverage, the fee paid to ING Clarion RES will be higher than if the Trust did not use leverage because the fee is calculated as a percentage of the Trust's Managed Assets, which include those assets purchased with leverage.


     In addition to the Management Fee of ING Clarion RES, the Trust pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with ING Clarion RES), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

     For the first nine years of the Trust's operation, ING Clarion RES has undertaken to waive its investment advisory fees and expenses payable by the Trust in the amounts, and for the time periods, set forth below:

                                                              PERCENTAGE WAIVED
                                                              (AS A PERCENTAGE
                                                              OF AVERAGE WEEKLY
TWELVE-MONTH PERIOD ENDING                                    MANAGED ASSETS)*
--------------------------                                    -----------------
February 28, 2005**.........................................        0.25%
February 28, 2006...........................................        0.25%
February 28, 2007...........................................        0.25%
February 28, 2008...........................................        0.25%
February 28, 2009...........................................        0.25%
February 28, 2010...........................................        0.20%
February 28, 2011...........................................        0.15%
February 28, 2012...........................................        0.10%
February 28, 2013...........................................        0.05%

---------------

 * Including net assets attributable to Preferred Shares.

** From the commencement of operations.

     ING Clarion RES has not undertaken to waive any portion of the Trust's fees and expenses beyond February 28, 2013 or after termination of the investment management agreement.

                        DESCRIPTION OF PREFERRED SHARES

     The following is a brief description of the terms of the Preferred Shares. For the complete terms of the Preferred Shares, including the meanings of the defined terms used herein but not otherwise defined, please refer to Appendix A to the Statement of Additional Information.

GENERAL


     The Trust's Agreement and Declaration of Trust, as amended and restated, authorizes the issuance of an unlimited number of preferred shares in one or more classes or series with rights as determined from time to time by the Board of Trustees without the approval of common shareholders. In connection with this offering, the Board has authorized the issuance of 4,000 Preferred Shares, Series A, 4,000 Preferred Shares, Series B, 4,000 Preferred Shares, Series C, 4,000 Preferred Shares, Series D, 6,200 Preferred Shares, Series T and 6,200 Preferred Shares, Series W. All Preferred Shares will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).


     The Preferred Shares of each series will rank on a parity with any other series of preferred shares of the Trust as to the payment of dividends and the distribution of assets upon liquidation. Each Preferred Share carries one vote on matters on which Preferred Shares can be voted. Preferred Shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or cumulative voting rights.

     Holders of Preferred Shares will not receive certificates representing their ownership interest in such shares. The Depository Trust Company will act as Securities Depository for the agent members with respect to the Preferred Shares.

     A preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on a series of Preferred Shares are not recommendations to purchase, hold or sell those Preferred Shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described below also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise.

     Any Preferred Shares repurchased or redeemed by the Trust will be classified as authorized and unissued Preferred Shares. The Board of Trustees may by resolution classify or reclassify any authorized and unissued Preferred Shares from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares. The Preferred Shares will not be subject to any sinking fund, but will be subject to mandatory redemption under certain circumstances described below.

DIVIDENDS AND RATE PERIODS

     The following is a general description of dividends and Rate Periods.

     Rate Periods. The Initial Rate Period for each series is as set forth below:


                                                     INITIAL RATE PERIOD   INITIAL DIVIDEND RATE
                                                     -------------------   ---------------------
Series A...........................................
Series B...........................................
Series C...........................................
Series D...........................................
Series T...........................................
Series W...........................................



     Any subsequent Rate Period of Series A, Series B, Series C and Series D will generally be 28 days and the Rate Period of the Series T and Series W Preferred Shares will generally be 7 days. The Trust, subject to certain conditions, may change the length of Subsequent Rate Periods by designating them as Special Rate Periods. See "-- Declaration of Special Rate Periods" below.



     Dividend Payment Dates. Dividends on each series of Preferred Shares will be payable when, as and if declared by the Board of Trustees, out of legally available funds in accordance with the Amended and Restated Agreement and Declaration of Trust, the Statement and applicable law. Dividend periods generally will begin on the first business day after an Auction. Assuming 7 or 28-day Rate Periods, as applicable, dividends are expected to be paid for each series of Preferred Shares as follows:



                                                   INITIAL DIVIDEND   SUBSEQUENT DIVIDEND
                                                    PAYMENT DATE*         PAYMENT DAY
                                                   ----------------   -------------------
Series A.........................................                     Every 4th Wednesday
Series B.........................................                     Every 4th Thursday
Series C.........................................                     Every 4th Wednesday
Series D.........................................                     Every 4th Thursday
Series T.........................................                     Wednesday
Series W.........................................                     Thursday


---------------

All dates are 2004.


     Dividend Periods will generally begin on the first business day after an auction. If dividends are payable on a day that is not a Business Day, then dividends will be payable on the next business day. In addition, the Trust may specify different Dividend Payment Dates for any Special Rate Period of more or less than 7 or 28 Rate Period Days, as applicable, provided that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period.



     Dividends will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository, in accordance with its current procedures, is expected to distribute dividends received in same-day funds on each Dividend Payment Date to Agent Members. These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Trust that dividend payments will be available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or its designee as Agent Member.

     If a Dividend Payment Date is not a business day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

          (i) The Dividend Payment Date for the affected Dividend Period will be the next Business Day on which the Trust and its paying agent, if any, can pay the dividend;

          (ii) The affected Dividend Period will end on the day it otherwise would have ended; and

          (iii) The next Dividend Period will begin and end on the dates on which it otherwise would have begun and ended.


     Calculation of Dividend Payment. The Trust will compute the dividends per share payable on a series of Preferred Shares by first multiplying the Applicable Rate for shares of such series in effect by a fraction. The numerator of this fraction will be the number of days in the Dividend Period (normally 7 or 28, as applicable) and the denominator will normally be 360. This rate will then be multiplied by $25,000 to arrive at dividends per share. During any Dividend Period of one (1) year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.


     Dividends on a series of Preferred Shares will accumulate from the date of their original issue. For each Dividend Period after the initial Dividend Period, the dividend rate will be the dividend rate determined at auction, except that the dividend rate that results from an auction will not be greater than the Maximum Rate described below. Prior to each auction, Broker-Dealers will notify holders of the term of the next succeeding dividend period as soon as practicable after the Broker-Dealers have been so advised by the Trust. After each auction, on the auction date, Broker-Dealers will notify holders of the applicable rate for the next succeeding dividend period and of the auction date of the next succeeding auction.


     The dividend rate that results from an auction for each series of Preferred Shares will not be greater than the Maximum Rate. The Maximum Rate for any regular Rate Period will be the applicable percentage of the Reference Rate. The Reference Rate will be the applicable LIBOR Rate (as defined below) (for a dividend period of fewer than 365 days) or the applicable Treasury Index Rate (as defined below) (for a dividend period of 365 days or more). The Applicable Percentage for any regular Rate Period will generally be determined on the credit ratings assigned to the Preferred Shares by Moody's and Fitch on the auction date for such period (as set forth in the table below). If Moody's and Fitch shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency. In the case of a Special Rate Period, (1) the Maximum Rate will be specified by the Trust in the Notice of Special Rate Period for such Rate Period, (2) the Applicable Percentage will be determined on the date two business days before the first day of such Special Rate Period and (3) the Reference Rate will be the applicable LIBOR Rate (for a Rate Period of fewer than 365 days) or the Treasury Index Rate (for a Rate Period of 365 days or more). In no event shall the Maximum Rate be more than 18%.



  MOODY'S CREDIT RATING    FITCH'S CREDIT RATING   APPLICABLE PERCENTAGE
  ---------------------    ---------------------   ---------------------
           Aaa                      AAA                     125%
       Aa3 to Aa1               AA- to AA+                  150%
        A3 to A1                 A- to A+                   200%
      Baa3 to Baa1             BBB- to BBB+                 250%
       Below Baa3               Below BBB-                  300%

     The Trust will take all reasonable action necessary to enable Moody's and Fitch to provide ratings for each series of Preferred Shares. If such ratings are not made available by Moody's or Fitch, the underwriters or their affiliates and successors, after consultation with the Trust, will select one or more other rating agencies to act as substitute rating agencies.

     The "LIBOR Rate" is the applicable London Inter-Bank Offered Rate for deposits in U.S. dollars for the period most closely approximating the applicable dividend period for a series of Preferred Shares. For a more detailed description, please see the Statement.


     The "Treasury Index Rate" is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable dividend period for a series of Preferred Shares. For a more detailed description, please see the Statement.



     Effect of Failure to Pay Dividends in a Timely Manner. If the Trust fails to pay the Auction Agent the full amount of any dividend for any Preferred Shares in a timely manner, but the Trust cures such failure and pays any late charge before 12:00 noon, New York City time on the third business day following the date the failure occurred, no auction will be held for the Preferred Shares for the first subsequent dividend period thereafter, and the dividend rate for the Preferred Shares for that subsequent dividend period will be the maximum rate. However, if the Trust does not effect a timely cure, no auction will be held for the Preferred Shares for the first subsequent dividend period thereafter (and for any dividend period thereafter, to and including the dividend period during which the failure is cured and the late charge is paid), and the dividend rate for the Preferred Shares for each subsequent dividend period will be the maximum rate with the prevailing rating for the series of Preferred Shares being deemed Baa1/BBB.



     Restrictions on Dividends and Other Distributions. Under the Investment Company Act, the Trust may not (i) declare any dividend with respect to the Preferred Shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the Trust's borrowings that are senior securities representing indebtedness (as defined in the Investment Company Act) would be less than 200% (or such other percentage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its preferred shares) or (ii) declare any other distribution on the Preferred Shares or purchase or redeem Preferred Shares if at the time of the declaration (and after giving effect thereto), asset coverage with respect to the Trust's senior securities representing indebtedness would be less than 300% (or such other percentage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares of beneficial interest). "Senior securities representing indebtedness" generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of beneficial interest) and evidencing indebtedness and could include the Trust's obligations under any borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term "senior security" does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term "senior security" also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Trust at the time the loan is made; a loan is presumed under the Investment Company Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of Preferred Shares, such asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.

     In addition, a declaration of a dividend or other distribution on or purchase or redemption of Preferred Shares may be prohibited (i) at any time when an event of default under any borrowings has occurred and is continuing; or
(ii) after giving effect to such declaration, the Trust would not have eligible portfolio holdings with an aggregated discounted value at least equal to any asset coverage requirements associated with such borrowings; or (iii) the Trust has not redeemed the full amount of borrowings, if any, required to be redeemed by any provision for mandatory redemption.


     While the Preferred Shares are outstanding, the Trust generally may not declare, pay or set apart for payment any dividend or other distribution in respect of its Common Shares or call for redemption or redeem any of its Common Shares unless:


     - immediately after such transaction, the Discounted Value of the Trust's portfolio would be equal to or greater than the Preferred Shares Basic Maintenance Amount and the Investment Company Act Preferred Shares Asset Coverage (see "-- Rating Agency Guidelines and Asset Coverage" below);

     - full cumulative dividends on each series of Preferred Shares due on or prior to the date of the transaction have been declared and paid or have been declared and sufficient funds for the payment thereof deposited with the Auction Agent; and

     - the Trust has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Statement.

     The Trust generally will not declare, pay or set apart for payment any dividend on any class or series of shares of the Trust ranking, as to the payment of dividends, on a parity with Preferred Shares unless the Trust has declared and paid or contemporaneously declares and pays full cumulative dividends on each series of the Preferred Shares through its most recent dividend payment date. However, when the Trust has not paid dividends in full upon each series of the Preferred Shares through its most recent dividend payment date or upon any other class or series of shares of the Trust ranking, as to the payment of dividends, on a parity with Preferred Shares through their most recent respective dividend payment dates, the amount of dividends declared per share on Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other class or series of shares bear to each other.


     Declaration of Special Rate Periods. The Trust may, under certain circumstances, declare a Special Rate Period for a particular series of Preferred Shares. Upon declaring a Special Rate Period, the Trust will give notice to the Auction Agent and each Broker-Dealer. The notice will request that the next succeeding Rate Period for the series of Preferred Shares be a number of days (other than 7 or 28 days, as applicable,) evenly divisible by seven as specified in such notice and not more than 1,820 days long; provided, however, that a Special Rate Period may be a number of days not evenly divisible by seven if all shares of the series of Preferred Shares are to be redeemed at the end of such Special Rate Period. The Trust may not request a Special Rate Period unless sufficient clearing bids for shares of such series were made in the most recent auction (that is, in general, the number of shares subject to buy orders by potential holders is at least equal to the number of shares subject to sell orders by existing holders). In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the Auction Agent.


     Prior to declaring a Special Rate Period, the Trust will confirm that, as of the auction date next preceding the first day of such Special Rate Period, it has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount (as defined below). The Trust also intends to consult with the Broker-Dealers and provide notice to each rating agency which is then rating the Preferred Shares and so requires. A notice of Special Rate Period also will specify whether the Preferred Shares will be subject to optional redemption during such Special Rate Period and, if so, the redemption premium, if any, required to be paid by the Trust in connection with such optional redemption.


     If the Trust proposes to designate any Special Rate Period, not fewer than 20 (or such lesser number of days as may be agreed from time to time by the Auction Agent and each Broker-Dealer) nor more than 30 Business Days prior to the first day of such Special Rate Period, notice shall be mailed to Holders of such series of Preferred Shares. Each such notice shall state (A) that the Trust proposes to exercise its option to designate a succeeding Special Rate Period, specifying the Special Rate Period's first day and (B) that the Trust will by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such Special Rate Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Rate Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Rate Period, in which latter event the succeeding Rate Period shall be a Minimum Rate Period. No later than 11:00 A.M. New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period, the Trust shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers, either:


          (i) A notice stating (A) that the Trust has determined to designate the next succeeding Rate Period as a Special Rate Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

          (ii) a notice stating that the Trust has determined not to exercise its option to designate a Special Rate Period.

If the Trust fails to deliver either such notice with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period, the Trust shall be deemed to have delivered a notice to the Auction Agent with respect to such Rate Period to the effect set forth in clause (ii) above, thereby resulting in a Minimum Rate Period.


     The Trust must also have received confirmation from Moody's and Fitch or any substitute rating agency that the proposed Special Rate Period will not adversely affect such rating agency's then-current rating on the Preferred Shares, and the lead Broker-Dealer designated by the Trust, initially Citigroup Global Markets Inc., must not have objected to the declaration of a Special Rate Period.


REDEMPTION


     Mandatory Redemption. The Trust is required to maintain (a) a Discounted Value of eligible portfolio securities equal to the Preferred Shares Basic Maintenance Amount and (b) the Investment Company Act Preferred Shares Asset Coverage. Eligible portfolio securities for purposes of (a) above will be determined from time to time by the rating agencies then rating the Preferred Shares. If the Trust fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of the rating agency that rates the Preferred Shares, the Trust must redeem all or a portion of the Preferred Shares. Such a mandatory redemption will take place on a date that the Board of Trustees specifies and will be made out of legally available funds in accordance with the Agreement and Declaration of Trust, as amended and restated, the Statement and applicable law, at the redemption price of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. The number of Preferred Shares that must be redeemed in order to cure such failure will be allocated pro rata among the outstanding preferred shares of the Trust. The mandatory redemption will be limited to the number of Preferred Shares necessary to restore the required Preferred Shares Basic Maintenance Amount or the Investment Company Act Preferred Shares Asset Coverage, as the case may be.



     Optional Redemption. The Trust, at its option, may redeem a series of Preferred Shares, in whole or in part, out of funds legally available therefor. Any optional redemption will occur on a dividend payment date at the optional redemption price per share of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus the premium, if any, specified in the notice of redemption sent to holders of the Preferred Shares. No shares of a series of Preferred Shares may be redeemed if the redemption would cause the Trust to violate the Investment Company Act or applicable law. Shares of a series of Preferred Shares may not be redeemed in part if fewer than 100 shares would remain outstanding after the redemption. The Trust has the authority to redeem a series of Preferred Shares for any reason.

     The redemption price for a series of Preferred Shares may include the payment of redemption premiums to the extent required under any applicable Specific Redemption Provisions. The Trust will not make any optional redemption unless, after giving effect thereto, (i) the Trust has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of the series of Preferred Shares by reason of the redemption of the series of Preferred Shares on such date fixed for the redemption and (ii) the Trust has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount.

     Notwithstanding the foregoing, a series of Preferred Shares may not be redeemed at the option of the Trust unless all dividends in arrears on the outstanding series of the Preferred Shares, and any other outstanding preferred shares of the Trust, have been or are being contemporaneously paid or set aside for payment. This would not prevent the lawful purchase or exchange offer for a series of Preferred Shares made on the same terms to holders of all outstanding preferred shares of the Trust.

LIQUIDATION


     If the Trust is liquidated, the holders of any series of outstanding Preferred Shares will receive the liquidation preference on such series, plus all accumulated but unpaid dividends, before any payment is made to holders of the Common Shares. The holders of Preferred Shares will be entitled to receive these amounts from the assets of the Trust available for distribution to its shareholders. In addition, the rights of holders of Preferred Shares to receive these amounts are subject to the rights of holders of any series or class of securities, including other series of preferred shares, ranking senior to or on a parity with the Preferred Shares with respect to the distribution of assets upon liquidation of the Trust. After the payment to the holders of Preferred Shares of the full preferential amounts as described, the holders of Preferred Shares will have no right or claim to any of the remaining assets of the Trust.


     For purpose of the foregoing paragraph, a voluntary or involuntary liquidation of the Trust does not include:

     - the sale of all or substantially all the property or business of the Trust;


     - the merger or consolidation of the Trust with or into any other business trust or corporation; or



     - the merger or consolidation of any other business trust or corporation with or into the Trust.


RATING AGENCY GUIDELINES AND ASSET COVERAGE


     The Trust is required under guidelines of Moody's and Fitch to maintain assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount. Moody's and Fitch have each established separate guidelines for calculating Discounted Value. To the extent any particular portfolio holding does not satisfy a rating agency's guidelines, all or a portion of the holding's value will not be included in the rating agency's calculation of Discounted Value. The Moody's and Fitch guidelines do not impose any limitations on the percentage of the Trust's assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Trust's portfolio. The amount of ineligible assets included in the Trust's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Moody's and Fitch guidelines also impose certain diversification requirements on the Trust's overall portfolio. The Preferred Shares Basic Maintenance Amount means, as of any Valuation Date, the dollar amount equal to:



          (i) the sum of (A) the products resulting from multiplying the number of outstanding Preferred Shares on such date by $25,000 (plus any redemption premium) per share; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) for such outstanding Preferred Shares to (but not including) first Dividend Payment Date after such Valuation Date; (C) the aggregate amount of dividends that would accumulate on each series of Preferred Shares outstanding from such first respective Dividend Payment Date therefore through the 56th day thereafter at the Maximum Rate; (D) the amount of anticipated Trust non-interest expenses for the 90 days subsequent to such Valuation Date; (E) the amount of the current outstanding balances of any indebtedness which is senior to the Preferred Shares; and (F) any other current liabilities payable during the 30 days subsequent to such Valuation Date, including, as of such Valuation Date, to the extent not reflected in any of (i)(A) through (i)(F); less


          (ii) the sum of any cash plus the value of any of the Trust's assets irrevocably deposited by the Trust for the payment of any of (i)(A) through
     (i)(F) ('value,' for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least P-1 by Moody's and A-1 by S&P, it will be valued at its face value).



     The Trust is also required under the Investment Company Act to maintain asset coverage of at least 200% with respect to senior securities which are equity shares, including the Preferred Shares ("Investment Company Act Preferred Shares Asset Coverage"). The Trust's Investment Company Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. The minimum required Investment Company Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the Investment Company Act is amended. Based on the composition of the portfolio of the Trust and market conditions as of April 12, 2004, the Investment Company Act Preferred Shares Asset Coverage with respect to all of the Trust's preferred shares, assuming the issuance on that date of all Preferred Shares offered hereby, the retirement of short-term debt in the amount of $463,367,900 and giving effect to the deduction of related sales load and related offering costs estimated at $7,427,000 would have been computed as follows:



Value of Trust assets less liabilities not constituting
senior securities                                              =  $2,050,201,543     =  289%
-----------------------------------------------------------       --------------        ---
        Senior securities representing indebtedness               $  710,000,000
                           plus
         liquidation value of the preferred shares


     In the event the Trust does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the Investment Company Act Preferred Shares Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares or the Investment Company Act, as the case may be, the Trust will be required to redeem Preferred Shares as described under "Redemption -- Mandatory Redemption" above.

     The Trust may, but is not required to, adopt any modifications to the guidelines that may be established by Moody's or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change, suspend or withdraw any such rating. The Trust may make such changes, including to the definitions and related provisions used in such guidelines, without shareholder approval in the event the Trust receives confirmation from Moody's or Fitch, as the case may be, that any such modification would not cause a reduction in the rating then assigned to the Preferred Shares.


     As described by Moody's and Fitch, a preferred share rating is an assessment of the capacity and willingness of an issuer to pay preferred share obligations. The rating on the Preferred Shares is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines referred to above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise. The rating is based on current information furnished to Moody's and Fitch by the Trust and the Advisor and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. Common Shares have not been rated by a nationally recognized statistical rating organization.


     A rating agency's guidelines will apply to the Preferred Shares only so long as the rating agency is rating the shares. The Trust will pay certain fees to Moody's and Fitch for rating the Preferred Shares.

VOTING RIGHTS


     Holders of the Trust's outstanding preferred shares, including Preferred Shares, have one vote per share on all matters on which they are entitled to vote.



     Holders of the Trust's outstanding preferred shares, including Preferred Shares, voting as a separate class, are entitled to elect two of the Trust's trustees. The remaining trustees are elected by holders of Common Shares and preferred shares of the Trust, including Preferred Shares, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding preferred shares, including Preferred Shares, are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the Auction Agent for the payment of such dividends, then, subject to the rights of the holders of any senior securities constituting indebtedness, the number of trustees constituting the Board of Trustees will be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of preferred shares of the Trust including Preferred Shares as described above, would constitute a majority of the Board of Trustees. The holders of preferred shares of the Trust, including Preferred Shares, will be entitled to elect that smallest number of additional trustees at a special meeting of shareholders held as soon as possible and at all subsequent meetings at which trustees are to be elected. The terms of office of the persons who are trustees at the time of that election will continue. If the Trust thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred shares of the Trust, including Preferred Shares, the special voting rights stated above will cease, and the terms of office of the additional trustees elected by the holders of preferred shares of the Trust, including Preferred Shares, will automatically terminate.



     Approval of any reorganization (as defined in the Investment Company Act) adversely affecting the rights, preferences and privileges of the preferred shares of the Trust, including the Preferred Shares, or of any action described in Section 13(a) of the Investment Company Act requires the affirmative vote of a majority of the outstanding preferred shares of the Trust, including the Preferred Shares, voting as a single class. For purposes of such approval, a majority of the outstanding preferred shares of the Trust means the lesser of
(i) a majority of such outstanding shares or (ii) at least two-thirds of such shares present and voting if a majority of such shares are present. Except as described above and except as otherwise required by law, each preferred share of the Trust, including each Preferred Share, has voting rights equal to the voting rights of holders of each Common Share. In accordance with the Amended and Restated Agreement and Declaration of Trust and the Statement, this entitles the holders of preferred shares of the Trust, including the Preferred Shares, to vote together with the holders of Common Shares, as a single class, on all matters put to a vote of stockholders other than matters affecting the rights of the holders of Common Shares and either not affecting the rights, preferences and privileges of the preferred shares of the Trust or affecting them differently than the Common Shares, in which case the preferred shares of the Trust shall be entitled to vote only to the extent described in the preceding paragraphs regarding the special voting rights of the preferred shares of the Trust.



     Currently, a reorganization under the Investment Company Act includes (a) a judicially supervised reorganization; (b) a merger or consolidation; (c) a sale of 75% or more of the Trust's assets; (d) a restatement of capital or exchange of securities issued by the Trust or other securities issued by the Trust; (e) a voluntary dissolution or liquidation; or (f) a recapitalization or other procedure or transaction which has for its purpose the alteration, modification or repeal of any of the rights, preferences or privileges, as set forth in the Amended and Restated Agreement and Declaration of Trust and Statement, of a class of securities issued by the Trust. The actions currently described in
Section 13(a) of the Investment Company Act in relation to the Trust are (1) changing from a closed-end to an open-end investment company; (2) borrowing money, issuing senior securities, underwriting securities issued by others, purchasing or selling real estate or commodities or making loans, except in each case in accordance with the policies and restrictions set forth in the Trust's registration under the Investment Company Act, which as of the date of this prospectus are set forth in the Statement of Additional Information; (3) deviations from the Trust's policy regarding concentration or any other investment policy changeable only by shareholder vote; or (4) changing its business so as to cease to be an investment company.

     As long as any Preferred Shares are outstanding and are being rated at the request of the Trust by Moody's or Fitch or any substitute rating agency, the Trust will not, without the affirmative vote or consent of the holders of at least a majority of its preferred shares, including the Preferred Shares, outstanding at the time (voting together as a separate class), (a) authorize, create or issue, or increase the authorized or issued amount of, any class or series of shares ranking prior to or on a parity with the Preferred Shares with respect to payment of dividends or the distribution of assets on liquidation, or
(b) authorize, create or issue additional shares of or increase the authorized amount of the Preferred Shares or any other preferred shares, unless, in the case of shares of preferred shares on parity with the Preferred Shares, the Trust obtains confirmation from Fitch (if Fitch is then rating the Preferred Shares at the request of the Trust), Moody's (if Moody's is then rating the Preferred Shares at the request of the Trust) or any substitute rating agency (if any such substitute rating agency is then rating the Preferred Shares at the request of the Trust) that the issuance of a class or series would not cause such rating agency to reduce the rating then assigned by such rating agency to the Preferred Shares, in which case the vote or consent of the holders of the Preferred Shares is not required. To the extent permitted under the Investment Company Act, the Trust will not approve any of the actions set forth in (a) or
(b) above which materially and adversely affects the rights expressly set forth in the Amended and Restated Agreement and Declaration of Trust or the Statement of a holder of shares of a series of preferred shares of the Trust differently than those of a holder of shares of any other series of preferred shares of the Trust without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected.


     The foregoing voting provisions will not apply with respect to Preferred Shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

                                  THE AUCTION

GENERAL


     The Statement provides that, except as otherwise described in this prospectus, the Applicable Rate for the shares of each series of Preferred Shares for each Dividend Period after the initial Dividend Period will be the rate that results from an auction conducted as set forth in the Statement and summarized below. In such an auction, persons determine whether to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of a series of Preferred Shares.


     Auction Agency Agreement. The Trust will enter into an auction agency agreement with the Auction Agent (initially, The Bank of New York) which provides, among other things, that the Auction Agent will follow the auction procedures to determine the Applicable Rate for shares of each series of Preferred Shares, so long as the Applicable Rate for shares of such series of Preferred Shares is to be based on the results of an auction.

     The Auction Agent may terminate the Auction Agency Agreement upon 45 days notice to the Trust. If the Auction Agent should resign, the Trust will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Trust may remove the Auction Agent provided that, prior to removal, the Trust has entered into a replacement agreement with a successor auction agent.

     Broker-Dealer Agreements. Each auction requires the participation of one or more Broker-Dealers. The Auction Agent will enter into agreements with several Broker-Dealers selected by the Trust, which provide for the participation of those Broker-Dealers in auctions for Preferred Shares.


     The Auction Agent will pay to each Broker-Dealer after each auction, from funds provided by the Trust, a service charge at the annual rate of 1/4 of 1% in the case of any auction before a Dividend Period of 7 or 28 days, as applicable, or fewer, or a percentage agreed to by the Trust and the Broker-Dealers, in the case of any auction before a Special Rate Period of greater than 7 or 28 days, as applicable, of the purchase price of Preferred Shares placed by a Broker-Dealer at the auction.

     The Trust may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time upon five days' notice, provided that at least one Broker-Dealer Agreement is in effect after termination of the agreements.

AUCTION PROCEDURES

     Prior to the submission deadline on each Auction Date for shares of a series of Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a beneficial owner of such series of Preferred Shares may submit the following types of orders with respect to shares of such series of Preferred Shares to that Broker-Dealer.

          1. Hold order -- indicating its desire to hold shares of such series without regard to the Applicable Rate for the next Dividend Period.

          2. Bid -- indicating its desire to sell shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Dividend Period is less than the rate or spread specified in the bid.

          3. Sell order -- indicating its desire to sell shares of such series at $25,000 per share without regard to the Applicable Rate for shares of such series for the next Dividend Period.


     A beneficial owner of Preferred Shares may submit different types of orders to its Broker-Dealer with respect to shares of a series of Preferred Shares then held by the beneficial owner. A beneficial owner of shares of a series of Preferred Shares that submits its bid to its Broker-Dealer having a rate higher than the maximum Applicable Rate for shares of such series on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner of shares of such series that fails to submit an order to its Broker-Dealer with respect to such shares will ordinarily be deemed to have submitted a hold order with respect to such shares to its Broker-Dealer. However, if a beneficial owner of shares of a series of Preferred Shares fails to submit an order with respect to such shares of such series to its Broker-Dealer for an auction relating to a Dividend Period of more than 7 or 28 days, as applicable, such beneficial owner will be deemed to have submitted a sell order to its Broker-Dealer. A sell order, constitutes an irrevocable offer to sell the Preferred Shares subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional Preferred Shares is, for purposes of such offer, a potential holder as discussed below.



     A potential holder is either a Broker-Dealer customer who is not a beneficial owner of a series of Preferred Shares but that wishes to purchase a series of Preferred Shares or who is a beneficial owner of a series of Preferred Shares that wishes to purchase additional Preferred Shares of such series. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase Preferred Shares at $25,000 per share if the Applicable Rate for the next Dividend Period is not less than the specified rate in such bid. A bid placed by a potential holder of shares of such series specifying a rate higher than the maximum Applicable Rate for shares of such series on the auction date will not be accepted.



     The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders of Preferred Shares to the Auction Agent. They will designate themselves (unless otherwise permitted by the Trust) as existing holders of Preferred Shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of Preferred Shares subject to orders submitted to them by potential holders. However, neither the Trust nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the Auction Agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder of Preferred Shares will be treated as if it was placed by the Broker-Dealer without regard to how the order may have been placed with a Broker-Dealer by a beneficial owner or potential holder of Preferred Shares. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an order for any Preferred Shares held by it or its customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of Preferred

Shares held by it. A Broker-Dealer may also submit orders to the Auction Agent for its own account as an existing holder or potential holder of Preferred Shares, provided it is not an affiliate of the Trust.



     There are sufficient clearing bids for shares of a series of Preferred Shares in an auction if the number of shares of such series subject to bids submitted or deemed submitted to the Auction Agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum Applicable Rate for such series is at least equal to or exceeds the sum of the number of shares of such series subject to sell orders and the number of shares subject to bids specifying rates or spreads higher than the maximum Applicable Rate submitted or deemed submitted to the Auction Agent by Broker-Dealers for existing holders of such series. If there are sufficient clearing bids for shares of such series, the Applicable Rate for shares of such series for the next succeeding Dividend Period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the shares of such series available for purchase in the auction.


     If there are not sufficient clearing bids for shares of such series, the Applicable Rate for the next Dividend Period will be the maximum Applicable Rate for shares of such series on the Auction Date. If this happens, beneficial owners of shares of such series that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the outstanding shares of such series are the subject of submitted hold orders, the Applicable Rate for the next Dividend Period will then be 100% of the Reference Rate.


     The auction procedure includes a pro rata allocation of Preferred Shares for purchase and sale, which may result in an existing holder of a series of Preferred Shares continuing to hold or selling, or a potential holder purchasing, a number of shares of a series of Preferred Shares that is different than the number of shares of such series specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.



     Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through the Depository Trust Corporation ("DTC"). Purchasers will make payment through their Agent Members in same-day funds to DTC against delivery to their respective Agent Members. DTC will make payment to the sellers' Agent Members in accordance with DTC's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds. The auctions for the Preferred Shares will normally be held every fourth succeeding Wednesday, and each subsequent Dividend Period will normally begin on the following Thursday.



     If an Auction Date is not a business day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Applicable Rate for the next Dividend Period will be the Applicable Rate determined on the previous Auction Date; provided the affected Dividend Period is a Special Rate Period, the next Rate Period shall be a 7 or 28-day Rate Period, as applicable, and the Applicable Rate shall be 100% of the Reference Rate applicable to such 7 or 28-Day Rate Period, as applicable.

     The following is a simplified example of how a typical auction works. It assumes that the Trust has 1,000 outstanding Preferred Shares of any series, and that there are three current holders. The three current holders and three potential holders submit orders through Broker-Dealers at the auction:


Current Holder A...........  Owns 500 shares, wants to     Bid order of 1.5% rate for
                             sell all 500 shares if        all 500 shares
                             auction rate is less than
                             1.5%
Current Holder B...........  Owns 300 shares, wants to     Hold order -- will take the
                             hold                          auction rate
Current Holder C...........  Owns 200 shares, wants to     Bid order of 1.3% rate for
                             sell all 200 shares if        all 200 shares
                             auction rate is less than
                             1.3%
Current Holder D...........  Wants to buy 200 shares       Places order to buy at or
                                                           above 1.4%
Current Holder E...........  Wants to buy 300 shares       Places order to buy at or
                                                           above 1.3%
Current Holder F...........  Wants to buy 200 shares       Places order to buy at or
                                                           above 1.5%


     The lowest dividend rate that will result in all 1,000 Preferred Shares continuing to be held is 1.4% (the offer by D). Therefore, the dividend rate will be 1.4%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

SECONDARY MARKET TRADING AND TRANSFERS OF PREFERRED SHARES


     The Broker-Dealers may, but are not required to, maintain a secondary trading market in Preferred Shares outside of auctions, and may discontinue such activity at any time. There can be no assurance that any secondary trading market in Preferred Shares will provide owners with liquidity of investment. The Preferred Shares will not be listed on any stock exchange or traded on the NASDAQ Stock Market. Investors who purchase Preferred Shares in an auction for a Special Rate Period in which the Bid Requirements, if any, do not require a bid to specify a spread, should note that because the dividend rate on such Preferred Shares may be fixed for the length of such Dividend Period, the value of the shares may fluctuate in response to changes in interest rates and may be more or less than their original cost if sold on the open market in advance of the next auction. Investors who purchase shares in an auction for a Special Rate Period in which the Bid Requirements require a bid to specify a spread should be aware that the value of such shares may also fluctuate and may be more or less than their original cost if sold in the open market in advance of the next auction, particularly if market spreads narrow or widen in a manner unfavorable to such purchaser's position.



     A beneficial owner or an existing holder of a series of Preferred Shares may sell, transfer or otherwise dispose of such shares only in whole shares and only:


     - pursuant to a bid or sell order placed with the Auction Agent in accordance with the auction procedures;

     - to a Broker-Dealer; or

     - to such other persons as may be permitted by the Trust.

     However, a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition if such Broker-Dealer remains the existing holder of the shares; and in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the Trust) to whom such transfer is made will advise the Auction Agent of such transfer.

                          DESCRIPTION OF COMMON SHARES


     In addition to the Preferred Shares, the Amended and Restated Agreement and Declaration of Trust authorizes the issuance of an unlimited number of common shares of beneficial interest, par value $.001 per share. Each Common Share has one vote and is fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from common shareholders from declared but unpaid dividends or distributions owed by the holders of Common Shares and/or by reducing the number of Common Shares owned by each respective holder of Common Shares. So long as any Preferred Shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Trust unless all accumulated dividends on each series of Preferred Shares have been paid through the most recent Dividend Payment Date for such series, unless asset coverage (as defined in the Investment Company Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met. All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.



     The Trust's Common Shares are traded on the American Stock Exchange under the symbol "IGR".


          CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

     The Amended and Restated Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its Board of Trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A trustee may be removed from office by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.


     In addition, the Trust's Amended and Restated Agreement and Declaration of Trust requires the favorable vote of a majority of the Trust's Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust's shares, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of the Trust's shares and their associates. For purposes of these provisions, a 5% or greater holder of a class or series of the Trust's shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of common shares or preferred shares of the Trust.


     The 5% holder transactions subject to these special approval requirements are:

     - the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder;


     - the issuance of any securities of the Trust to any Principal Shareholder for cash, other than pursuant to any automatic dividend reinvestment plan unless immediately after giving effect to such issuance, such Principal Shareholder beneficially owns less than 15% of the total voting power of the outstanding shares of all classes or series of common shares or preferred shares of the Trust;

     - the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than 5% of the total assets of the Trust, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

     - the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 5% of the total assets of the Trust, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.


     To convert the Trust to an open-end investment company, the Trust's Amended and Restated Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end investment company be approved by the Trust's shareholders. If approved in the foregoing manner, conversion of the Trust to an open-end investment company could not occur until 90 days after the shareholders meeting at which such conversion was approved and would also require at least 30 days prior notice to all of the Trust's shareholders. Conversion of the Trust to an open-end investment company would require the redemption of any outstanding Preferred Shares, which could eliminate or alter the leveraged capital structure of the Trust with respect to the Common Shares. Following any such conversion, it is also possible that certain of the Trust's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the Common Shares would cease to be listed on the American Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption.


     To liquidate the Trust, the Trust's Amended and Restated Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series.


     The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of the Trust's shareholders generally. Reference should be made to the Amended and Restated Agreement and Declaration of Trust on file with the SEC for the full text of these provisions.


                          REPURCHASE OF COMMON SHARES


     Shares of closed-end investment companies often trade at a discount to their net asset values, and the Common Shares may also trade at a discount to their net asset value. The market price of the Common Shares will be determined by such factors as relative demand for and supply of such Common Shares in the market, the Trust's net asset value, general market and economic conditions and other factors beyond the control of the Trust. Although the Trust's common shareholders will not have the right to redeem their common shares, the Trust may take action to repurchase its common shares in the open market or make tender offers for its Common Shares at their net asset value. This may have the effect of reducing any market discount from net asset value. Any such repurchase may cause the Trust to repurchase Preferred Shares to maintain asset coverage requirements imposed by the Investment Company Act or any rating agency rating the Preferred Shares at that time.

                           FEDERAL INCOME TAX MATTERS

     The following is a description of certain U.S. federal income tax consequences to an investor of acquiring, holding and disposing of Preferred Shares. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Trust and its shareholders (including shareholders who own large positions in the Trust), and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Trust.

     The Trust intends to elect and to qualify each year for special tax treatment afforded to a regulated investment company under Subchapter M of the Code. In order to qualify the Trust must satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Trust will not be subject to U.S. federal income tax to the extent that it distributes its net investment company income and net capital gains. The Trust intends to distribute substantially all of such income.

     Based in part on a lack of present intention on the part of the Trust to redeem the Preferred Shares at any time in the future, the Trust intends to take the position that under present law the Preferred Shares will constitute stock, rather than debt of the Trust. It is possible, however, that the IRS could take a contrary position asserting for example that the Preferred Shares constitute debt of the Trust. If that position were upheld, distributions on the Preferred Shares would be considered interest, taxable as ordinary income regardless of the taxable earnings of the Trust.


     Dividends paid by the Trust from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are taxable to shareholders as ordinary income to the extent of the Trust's earning and profits. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to a shareholder but retained by the Trust, are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Trust shares. Distributions in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). The Trust will allocate long-term capital gain and ordinary income between the Common Shares and the Preferred Shares for each taxable year in proportion to the total dividends paid to each class for the taxable year. Due to the Trust's expected investments, generally, dividends are not expected to qualify for the dividend received deduction or the reduced rate on qualified dividend income. Generally, not later than 60 days after the close of its taxable year, the Trust will provide its shareholders with a written notice designating the amount of any ordinary income dividends, capital gain dividends and other distributions.


     If the Trust pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such previous months, then such dividend will be treated for tax purposes as being paid by the Trust and received by its shareholders on December 31 of the year in which the dividend was declared.

     The sale or other disposition of Preferred Shares will generally result in capital gain or loss to shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Any loss upon the sale or exchange of Trust shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the shareholder. A loss realized on a sale or exchange of shares of the Trust will be disallowed if other substantially identical Trust shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The Trust is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Trust's shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

     Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

     The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Trust can be found in the Statement of Additional Information which is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

                                  UNDERWRITING


     Citigroup Global Markets Inc. is acting as representative of the underwriters named below. Subject to the terms and conditions of the underwriting agreement dated the date hereof, each underwriter named below has severally agreed to purchase, and the Trust has agreed to sell to such underwriter, the number of Preferred Shares set forth opposite the name of such underwriter.



                                                                 NUMBER OF PREFERRED SHARES
                                               ---------------------------------------------------------------
UNDERWRITER                                    SERIES A   SERIES B   SERIES C   SERIES D   SERIES T   SERIES W
-----------                                    --------   --------   --------   --------   --------   --------
Citigroup Global Markets Inc. ...............
A.G. Edwards & Sons, Inc. ...................
Merrill Lynch, Pierce, Fenner & Smith
           Incorporated......................
UBS Securities LLC...........................
Wachovia Capital Markets, LLC................
BNY Capital Markets, Inc. ...................
Total........................................



     The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the Preferred Shares if they purchase any such shares.



     The underwriters propose to offer some of the Preferred Shares directly to the public at the offering price set forth on the cover page of this prospectus and some of the Preferred Shares to certain dealers at the public offering price
less a concession not in excess of $     per share. The sales load the Trust
will pay of $     per share is equal to           of the initial offering price.
The underwriters may allow, and such dealers may reallow, a concession not in
excess of $     per share on sales to certain other dealers. If all of the
Preferred Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay
for any Preferred Shares purchased on or before           .



     The Trust and the Advisor have agreed that, for a period of 180 days from the date of this prospectus, they will not, without the prior written consent of Citigroup Global Markets Inc., on behalf of the Underwriters, dispose of or hedge any Preferred Shares or any securities convertible into or exchangeable for Preferred Shares.



     The underwriting agreement provides that it may be terminated in the absolute discretion of Citigroup Global Markets Inc. without liability on the part of the underwriters to the Trust or the Advisor if, prior to the delivery of and payment for the Preferred Shares, (i) trading in the Common Shares shall have been suspended by the Securities and Exchange Commission or the American Stock Exchange or trading in securities generally on the American Stock Exchange shall have been suspended or limited or minimum prices for trading in securities generally shall have been established on the American Stock Exchange, (ii) a commercial banking moratorium shall have been declared by either federal or New York state authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets in the United States is such as to make it, in the sole judgment of the representative, impracticable or inadvisable to proceed with the offering or delivery of the Preferred Shares as contemplated by the prospectus (exclusive of any supplement thereto).



     A prospectus in electronic format may be available on the website maintained by one or more of the underwriters. The representatives may agree to allocate a number of Preferred Shares to the underwriters for sale to their online brokerage account holders. The representatives will allocate Preferred Shares to the underwriters that may make internet distributions on the same basis as other allocations. In addition,

Preferred Shares may be sold by the underwriters to securities dealers who resell Preferred Shares to online brokerage account holders.



     The Trust anticipates that from time to time the underwriters may act as brokers or dealers in connection with the execution of the Trust's portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.


     The Trust anticipates that the underwriters or one of their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The Auction" and in the Statement of Additional Information.


     The underwriters have performed investment banking and advisory services for the Advisor and its affiliates from time to time, for which they have received customary fees and expenses. The underwriters may, from time to time, engage in transactions with or perform services for the Advisor in the ordinary course of business.



     The Trust and ING Clarion RES have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make because of any of those liabilities. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a director, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.



     As of April 30, 2004, the Trust had indebtedness outstanding pursuant to the Note with BNY, an affiliate of BNY Capital Markets, Inc., an underwriter of this offering.



     The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013.


           CUSTODIAN, TRANSFER AGENT, ACCOUNTING AGENT, ADMINISTRATOR
                               AND AUCTION AGENT


     The Custodian, Administrator, Accounting Agent, and Transfer Agent of the Trust is The Bank of New York, ("BONY"). As custodian BONY performs custodial services. As fund accountant, BONY calculates the Trust's net asset value and performs fund accounting and portfolio accounting services. As administrator BONY generally assists in the administration and operation of the Trust. BONY will also serve as transfer agent and dividend paying agent with respect to the Common Shares.


     BONY is the Auction Agent with respect to the Preferred Shares and acts as transfer agent, registrar, dividend disbursing agent and redemption agent with respect to such shares.

                                 LEGAL OPINIONS


     Certain legal matters in connection with the Preferred Shares offered hereby will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York and for the Underwriters by Simpson Thacher & Bartlett LLP, New York, New York. Simpson Thacher & Bartlett LLP may rely as to certain matters of Delaware law on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

                             AVAILABLE INFORMATION

     The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Chicago Regional Office, Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511. Reports, proxy statements and other information about the Trust can be inspected at the offices of the American Stock Exchange, 86 Trinity Place, New York, NY 10019.

     This prospectus does not contain all of the information in the Trust's registration statement, including amendments, exhibits and schedules. Statements in this prospectus about the contents of any contact or other document are not necessarily complete and in each instance reference is made to the copy of the contact or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

     Additional information about the Trust and Preferred Shares can be found in the Trust's registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Trust's registration statement, other documents incorporated by reference and other information the Trust has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934.

                        PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

     Generally, the Trust does not receive any nonpublic personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).


     The Trust restricts access to nonpublic personal information about its shareholders to employees of the Trust's investment advisor and its affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of its shareholders.

                      TABLE OF CONTENTS FOR THE STATEMENT
                           OF ADDITIONAL INFORMATION


                                                              PAGE
                                                              ----
Use of Proceeds.............................................   S-1
Investment Objective and Policies...........................   S-1
Investment Policies and Techniques..........................   S-2
Other Investment Policies and Techniques....................   S-4
Management of the Trust.....................................   S-7
Portfolio Transactions and Brokerage........................  S-12
Additional Information Concerning the Auctions for Preferred  S-13
  Shares....................................................
Repurchase of Common Shares.................................  S-14
U.S. Federal Income Tax Matters.............................  S-15
Experts.....................................................  S-19
Additional Information......................................  S-19
Independent Auditors' Report................................   F-1
Financial Statements........................................   F-2
APPENDIX A Statement of Preferences of Auction Market Preferred
  Shares ............................................ Appendix A-1
APPENDIX B Ratings of Investments ................... Appendix B-1
APPENDIX C General Characteristics and Risks of Strategic
  Transactions ...................................... Appendix C-1
APPENDIX D Proxy Voting Procedures .................. Appendix D-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                  $710,000,000


                   ING CLARION GLOBAL REAL ESTATE INCOME FUND
                            AUCTION PREFERRED SHARES

                             4,000 SHARES, SERIES A

                             4,000 SHARES, SERIES B

                             4,000 SHARES, SERIES C

                             4,000 SHARES, SERIES D


                             6,200 SHARES, SERIES T



                             6,200 SHARES, SERIES W

                                  ------------

                                   PROSPECTUS


                                        , 2004


                                  ------------

                                   CITIGROUP
                                  A.G. EDWARDS
                              MERRILL LYNCH & CO.
                              UBS INVESTMENT BANK
                              WACHOVIA SECURITIES

                           BNY CAPITAL MARKETS, INC.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                   ING CLARION GLOBAL REAL ESTATE INCOME FUND

                      STATEMENT OF ADDITIONAL INFORMATION


     ING Clarion Global Real Estate Income Fund (the "Trust") is a recently organized, non-diversified, closed-end management investment company. This Statement of Additional Information relating to the Preferred Shares does not constitute a prospectus, but should be read in conjunction with the prospectus
relating hereto dated           , 2004 (the "Prospectus"). This Statement of
Additional Information, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing Preferred Shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling (800) 433-8191. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus or the Statement attached as Appendix A.


                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Use of Proceeds.............................................   S-1
Investment Objective and Policies...........................   S-1
Investment Restrictions.....................................   S-1
Investment Policies and Techniques..........................   S-2
Other Investment Policies and Techniques....................   S-4
Management of the Trust.....................................   S-7
Portfolio Transactions and Brokerage........................  S-12
Additional Information Concerning the Auctions for Preferred
  Shares....................................................  S-13
Repurchase of Common Shares.................................  S-14
U.S. Federal Income Tax Matters.............................  S-15
Experts.....................................................  S-19
Additional Information......................................  S-19
Independent Auditors' Report................................   F-1
Financial Statements........................................   F-2
Appendix A Statement of Preferences to come.................   A-1
Appendix B Ratings of Investments...........................   B-1
Appendix C General Characteristics and Risks of Strategic
  Transactions..............................................   C-1
Appendix D Proxy Voting Procedures to come..................   D-1

                                USE OF PROCEEDS


     Pending investment in real estate securities that meet the Trust's investment objectives and policies, the net proceeds of this offering will be invested in high quality, short-term fixed income and money market securities, to the extent such securities are available. See "Investment Policies and Techniques -- Short Term Fixed Income Securities."


                       INVESTMENT OBJECTIVE AND POLICIES

     The Trust's primary investment objective is high current income. The Trust's secondary investment objective is capital appreciation.

                            INVESTMENT RESTRICTIONS


     Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred shares of the Trust, including the Preferred Shares, if any, voting as a separate class:


          1. issue senior securities or borrow money other than as permitted by the Investment Company Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

          2. make loans of money or property to any person, except through loans of portfolio securities, the purchase of debt instruments consistent with the Trust's investment objectives and policies, or the entry into repurchase agreements;

          3. underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Trust may be deemed to be an underwriter;

          4. purchase or sell real estate, except that the Trust may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs and REOCs, and instruments secured by real estate or interests therein and the Trust may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Trust's ownership of such other assets;

          5. purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool or commodity pool operator; or

          6. invest in excess of 25% of its total assets in any industry other than the real estate industry, except that the Trust may invest without limit in securities backed as to principal or interest by the credit of the United States of America or agencies or instrumentalities thereof.

     When used with respect to particular shares of the Trust, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or
(ii) more than 50% of the shares, whichever is less.

     In addition to the foregoing fundamental investment policies, the Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Trust may not:

          1. make any short sale of securities except in conformity with applicable laws, rules and regulations;

          2. purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder; or

          3. purchase securities of companies for the purpose of operating such companies.


     Under the Investment Company Act, the Trust may invest up to 10% of its total assets in the aggregate in shares of other registered investment companies and up to 5% of its total assets in any one registered investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Trust will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Trust's advisory fees and other expenses with respect to assets so invested. Holders of Common Shares will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the Prospectus. As described in the Prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.



     The Trust has a non-fundamental policy of investing at least 80% of its total assets in "Real Estate Equity Securities" as defined in the Prospectus (as amended from time to time). If the Board of Trustees of the Trust changes this non-fundamental policy to one allowing the Trust to invest less than 80% of its total assets in Real Estate Equity Securities, the Trust will provide shareholders with at least 60 days prior notice of such change if the change has not first been approved by shareholders, which notice will comply with the Investment Company Act and the regulations thereunder. The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.


     In addition, to comply with U.S. federal tax requirements for qualification as a "regulated investment company," the Trust's investments will be limited in a manner such that at the close of each quarter of each taxable year, subject to certain exceptions, (a) no more than 25% of the value of the Trust's total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of the Trust's total assets, no more than 5% of its total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer. These tax-related limitations are subject to applicable cure provisions and may be changed by the Board of Trustees to the extent appropriate in light of changes to applicable tax requirements.

                       INVESTMENT POLICIES AND TECHNIQUES


     The following information supplements the discussion of the Trust's investment objectives, policies and techniques in the Prospectus.


SHORT-TERM FIXED INCOME SECURITIES


     For temporary defensive purposes or to keep cash on hand fully invested, the Trust may invest up to 100% of its total assets in cash equivalents and short-term fixed income securities. Short-term fixed income securities are defined to include, without limitation, the following:


          (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by
     (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks,

     Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its own credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.


          (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Trust may not be fully insured by the Federal Deposit Insurance Corporation.

          (3) Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Trust to invest temporarily available cash. The Trust may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Trust may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. The Advisor monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.


          (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. The Advisor will consider the financial condition of the issuer (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the issuer's ability to meet all of its financial obligations, because the Trust's liquidity might be impaired if the issuer were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or unrated but determined to be of comparable quality by the Advisor and which mature within one year of the date of purchase or carry a variable or floating rate of interest.


SHORT SALES


     The Trust may make short sales of securities. A short sale is a transaction in which the Trust sells a security it does not own in anticipation of a decline in the market price of that security. The Trust may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

     When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.


     The Trust's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Trust will also be required to designate on its books and records similar collateral with its custodian to the extent necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such broker-dealer.


     If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Trust's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

                    OTHER INVESTMENT POLICIES AND TECHNIQUES

STRATEGIC TRANSACTIONS


     Consistent with its investment objectives and policies as set forth herein and in the Prospectus, the Trust may also enter into certain hedging and risk management transactions. In particular, the Trust may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, forward foreign currency contracts and may enter into various interest rate transactions (collectively, "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Trust's portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Trust's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The Strategic Transactions that the Trust may use are described below. The ability of the Trust to hedge successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured.



     Interest Rate Transactions. Among the Strategic Transactions into which the Trust may enter are interest rate swaps and options. The Trust expects to enter into such transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique, to protect against any increase in the price of securities the Trust anticipates purchasing at a later date or, as discussed in the Prospectus, to hedge against increased Preferred Share dividend rates or increases in the Trust's cost of borrowing. For a more complete discussion of interest rate transactions, see "Interest Rate Transactions" in the Prospectus.



     Calls on Securities, Indices and Futures Contracts. In order to enhance income or reduce fluctuations in net asset value, the Trust may sell or purchase call options ("calls") on securities and indices based upon the prices of debt securities that are traded on U.S. securities exchanges and the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Trust must be "covered" as long as the call is outstanding (i.e., the Trust must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Trust to hold an instrument which it might otherwise have sold. The purchase of a call gives the Trust the right to buy the underlying instrument or index at a fixed price. Calls on futures contracts on securities written by the Trust must also be covered by assets or instruments acceptable under applicable segregation and coverage requirement.


     Puts on Securities, Indices and Futures Contracts. As with calls, the Trust may purchase put options ("puts") on securities (whether or not it holds such securities in its portfolio). For the same purposes, the Trust may also sell puts on securities financial indices and puts on futures contracts on securities if the Trust's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Trust will not sell puts if, as a result, more than 50% of the Trust's assets would be required to cover its potential obligation under its hedging and other investment transactions. In selling puts, there is a risk that the Trust may be required to buy the underlying instrument or index at a price higher than the current market price.


     Forward Currency Contracts. Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Trust may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Trust intends to acquire. The Trust may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Trust may also use forward currency contracts to shift the Trust's exposure to foreign currency exchange rate changes from one currency to another. For example, if the Trust owns securities denominated in a foreign currency and the Advisor believes that currency will decline relative to another currency, it might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Trust may also purchase forward currency contracts to enhance income when the Advisor anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities.

     The Trust may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Trust could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Trust's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge into U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     The Trust may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the Advisor anticipates that there will be a correlation between the two currencies.

     The cost to the Trust of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Trust enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

     Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Trust will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Trust might be unable to close out a forward currency contract. In either event, the Trust would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Trust might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Certain provisions of the Code may restrict or affect the ability of the Trust to engage in Strategic Transactions. See "Tax Matters."

REPURCHASE AGREEMENTS

     As temporary investments, the Trust may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Trust's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Advisor, present minimal credit risk. The risk to the Trust is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Trust might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Trust may be delayed or limited. The Advisor will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Advisor will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

REVERSE REPURCHASE AGREEMENTS

     The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under certain circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust's limitation on borrowings. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

     If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

LENDING OF SECURITIES


     The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees ("Qualified Institutions"). By lending its portfolio securities, the Trust attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the Investment Company Act, which currently require that (i) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis),
(iii) the loan be made subject to termination by the Trust at any time and (iv) the Trust receive reasonable interest on the loan (which may include the Trust's investing any cash collateral in interest bearing short term investments), any distributions on the loaned securities and any increase in their market value. The Trust will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Trust's total assets (including such loans). Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the American Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Advisor, and will be considered in making decisions with respect to lending securities, subject to review by the Board of Trustees.


     The Trust may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

                            MANAGEMENT OF THE TRUST

INVESTMENT MANAGEMENT AGREEMENT

     Although ING Clarion RES intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of ING Clarion RES are not exclusive and ING Clarion RES provides similar services to other investment companies and other clients and may engage in other activities.


     The investment management agreement was approved by the Board of Trustees at an in-person meeting held on December 17, 2003, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). In approving this agreement, the Board of Trustees considered, among other things, (i) the services to be provided by ING Clarion RES; (ii) the investment capabilities of ING Clarion RES; and (iii) the Trust's fee and expense data as compared to a peer group of closed-end funds with similar investment objectives and policies as the Trust. The Board of Trustees indicated that the primary factors in their determination to approve the investment management agreement were the high quality of services expected to be provided by ING Clarion RES, the experience of the Trust portfolio managers employed by ING Clarion RES and the comparability of the fee structure to similar funds.


     The investment management agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, ING Clarion RES is not liable to the Trust or any of the Trust's shareholders for any act or omission by ING Clarion RES in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust's shareholders and provides for indemnification by the Trust of ING Clarion RES, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.


     The investment management agreement and the waivers of the management fees were approved by the sole common shareholder of the Trust as of February 18, 2004. This agreement provides for the Trust to pay a management fee at an annual rate equal to 0.85% of the average weekly value of the Trust's Managed Assets. The investment management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Board of Trustees or a majority of the outstanding voting securities of the Trust or by ING Clarion RES, on 60 days' written notice by either party to the other which can be waived by the non-terminating party. The investment management agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).


TRUSTEES AND OFFICERS


     The officers of the Trust manage its day-to-day operations. The officers are directly responsible to the Board of Trustees which sets broad policies for the Trust and chooses its officers. The following is a list of the trustees and officers of the Trust and their present positions and principal occupations during the past five years. Trustees who are interested persons of the Trust (as defined in the Investment Company Act) are denoted by an asterisk (*). Trustees who are non-interested trustees (as defined in the Investment Company Act) (the "Independent Trustees") are denoted without an asterisk. The business address of the Trust, ING Clarion RES and the Trust's board members and officers is 259 North Radnor Chester Road, Second Floor, Radnor, PA 19087, unless specified otherwise below.


                                                                NUMBER OF
                                                               FUNDS IN THE
                                                               FUND COMPLEX
                                  PRINCIPAL OCCUPATION DURING  OVERSEEN BY    OTHER DIRECTORSHIPS HELD
NAME AND AGE            TITLE         THE PAST FIVE YEARS        TRUSTEE             BY TRUSTEE
------------          ---------   ---------------------------  ------------   ------------------------
INTERESTED TRUSTEES:

T. Ritson Ferguson*   Trustee,    Managing Director and Chief       2
Age: 44               President   Investment Officer of ING
                      and Chief   Clarion Real Estate
                      Executive   Securities, L.P. since
                      Officer(1)  1995.

                                                                NUMBER OF
                                                               FUNDS IN THE
                                                               FUND COMPLEX
                                  PRINCIPAL OCCUPATION DURING  OVERSEEN BY    OTHER DIRECTORSHIPS HELD
NAME AND AGE            TITLE         THE PAST FIVE YEARS        TRUSTEE             BY TRUSTEE
------------          ---------   ---------------------------  ------------   ------------------------
Jarrett B. Kling*     Trustee(1)  Managing Director of ING          2         Trustee of The Hirtle
Age: 60                           Clarion Real Estate                         and Callaghan Trust;
                                  Securities, L.P., member of                 National Trustee of the
                                  the Investment Advisory                     Boy's and Girl's Club of
                                  Committee of the TDH Group                  America.
                                  of venture funds.

INDEPENDENT
TRUSTEES:

Asuka Nakahara        Trustee(1)  Associate Director of the         2         Advisory board member of
Age: 47                           Zell-Lurie Real Estate                      the HBS Club of
                                  Center at the Wharton                       Philadelphia and a
                                  School, University of                       Trustee and Elder and
                                  Pennsylvania, since July                    Investment Committee
                                  1999; Lecturer of Real                      member of Ardmore
                                  Estate at the Wharton                       Presbyterian Church.
                                  School, University of
                                  Pennsylvania; Chief
                                  Financial Officer of
                                  Trammell Crow Company from
                                  January 1, 1996 to December
                                  31, 1999; Chief Knowledge
                                  Officer of Trammell Crow
                                  Company from September 1,
                                  1998 to December 31, 1999.

Frederick S. Hammer   Trustee(1)  Co-Chairman of Inter-             2         Chairman of the Board of
Age: 67                           Atlantic Group since 1994                   Annuity and Life Re
                                  and a member of its                         (Holdings), Ltd.;
                                  investment committee;                       Director on the Boards
                                  Co-Chairman of Guggenheim                   of Tri-Arc Financial
                                  Securities Holdings, LLC                    Services, Inc. and
                                  from 2002 to 2003; non-                     Magellan Insurance
                                  executive.                                  Company Ltd.; former
                                                                              Director of Medallion
                                                                              Financial Corporation,
                                                                              IKON Office Solutions,
                                                                              Inc. and VISA
                                                                              International; trustee
                                                                              of the Madison Square
                                                                              Boys and Girls Club.

                                                                NUMBER OF
                                                               FUNDS IN THE
                                                               FUND COMPLEX
                                  PRINCIPAL OCCUPATION DURING  OVERSEEN BY    OTHER DIRECTORSHIPS HELD
NAME AND AGE            TITLE         THE PAST FIVE YEARS        TRUSTEE             BY TRUSTEE
------------          ---------   ---------------------------  ------------   ------------------------
Richard L. Sutton     Trustee(1)  Of Counsel, Morris,               2         Trustee of the Unidel
Age: 68                           Nichols, Arsht & Tunnell,                   Foundation, Inc. since
                                  2000 to present; Partner,                   2000; Board of Directors
                                  Morris, Nichols, Arsht &                    of Wilmington Country
                                  Tunnell 1966-2000.                          Club since 1999; Grand
                                                                              Opera House, Inc.,
                                                                              1976-92; University of
                                                                              Delaware Library
                                                                              Associates, Inc.
                                                                              1981-99; Wilmington Club
                                                                              1987-03, American
                                                                              Judicature Society
                                                                              1995-99.


     OFFICERS:


NAME AND AGE              POSITION      PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
------------              ---------   ---------------------------------------------------
Peter Zappulla            Treasurer   Chief Financial Officer of ING Clarion Partners
Age 58                                since 1989

Heather Trudel            Secretary   Senior Vice President of ING Clarion RES since 1995
Age 32


---------------

 * "Interested person" of the Trust as defined in the Investment Company Act. Messrs. Ferguson and Kling are interested persons due to their employment with the Advisor.

(1) After a trustee's initial term, each trustee is expected to serve a three year term concurrent with the class of trustees for which he serves:

        - Messrs. Ferguson and Hammer, as Class I trustees, are expected to stand for re-election at the Trust's 2005 annual meeting of shareholders

        - Messrs. Kling and Nakahara, as Class II trustees, are expected to stand for re-election at the Trust's 2006 annual meeting of shareholders

        - Mr. Sutton, as a Class III Trustee, is expected to stand for re-election at the Trust's 2007 annual meeting of shareholders

     The Trustees of the trust own the following amounts of shares of the Trust and other funds in the Trust's family of investment companies.

                                                                       AGGREGATE DOLLAR RANGE OF
                                                                     EQUITY SECURITIES IN FAMILY OF
                                                DOLLAR RANGE OF          REGISTERED INVESTMENT
                                              EQUITY SECURITIES IN       COMPANIES OVERSEEN BY
NAME OF DIRECTOR                                  THE FUND(1)                 TRUSTEES(2)
----------------                              --------------------   ------------------------------
T. Ritson Ferguson..........................      over $100,000               over $100,000
Jarrett B. Kling............................                 $0                          $0
Asuka Nakahara..............................    $10,001-$50,000             $10,001-$50,000
Frederick S. Hammer.........................                 $0                          $0
Richard L. Sutton...........................         $1-$10,000                  $1-$10,000


---------------


(1) As of May 1, 2004.



(2) The "family of registered investment companies" includes the Trust and ING Clarion Real Estate Income Fund.



     The fees and expenses of the Independent Trustees are paid by the Trust. The trustees who are members of the ING Clarion organization receive no compensation from the Trust. It is estimated that the Independent Trustees will receive from the Trust the amounts set forth below for the Trust's calendar year ending December 31, 2004, assuming the Trust had been in existence for the full calendar year.



NAME OF BOARD                                 ESTIMATED COMPENSATION    TOTAL COMPENSATION
MEMBER                                            FROM THE TRUST       FROM THE FUND COMPLEX
-------------                                 ----------------------   ---------------------
T. Ritson Ferguson..........................         $     0                  $     0
Jarrett B. Kling............................         $     0                  $     0
Asuka Nakahara..............................         $10,000                  $20,000
Frederick S. Hammer.........................         $10,000                  $20,000
Richard L. Sutton...........................         $10,000                  $20,000



     The Board of Trustees of the Trust currently has two committees: an Audit Committee and a Nominating Committee.



     The Audit Committee consists of Messrs. Nakahara, Hammer and Sutton. The Audit Committee acts according to the Audit Committee charter. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies of the Trust, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Trust's independent accountants.



     The Nominating Committee Consists of Messrs. Nakahara, Hammer and Sutton. The Nominating Committee makes recommendations to the full Board of Trustees with respect to candidates for the Board of Trustees. The Nominating Committee will consider trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a shareholder must submit the recommendation in writing and must include: (i) the name of the shareholder and evidence of the person's ownership of shares of the Trust, including the number of shares owned and the length of time of ownership; and (ii) the name of the candidate, the candidate's resume or a listing of his or her qualifications to be a trustee of the Trust and the person's consent to be named as a Trustee if selected by the Nominating Committee and nominated by the Board of Trustees. The shareholder recommendation and information described above must be sent to the Trust's Secretary, c/o the Advisor at 259 North Radnor Chester Road, Second Floor, Radnor, Pennsylvania 19087 and must be received by the Secretary not less than 120 days prior to the anniversary date of the Trust's most recent annual meeting of shareholders.

     No Trustee who is not an interested person of the Trust owns beneficially or of record, any security of ING Clarion RES or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with ING Clarion RES.

     As the Trust is a recently organized closed-end investment company with no prior investment operations, no meetings of the Audit Committee have been held in the current fiscal year other than an initial meeting in connection with the organization of the Trust.

CODES OF ETHICS


     The Trust and the Advisor have adopted respective codes of ethics under Rule 17j-1 of the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These codes can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The codes of ethics are available on the EDGAR Database on the SEC's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.


PROXY VOTING PROCEDURES


     The Board of Trustees has adopted the proxy voting procedures of the Advisor and delegated the voting of Trust securities to the Advisor pursuant to these procedures. Under these procedures, the Advisor will vote the Trust's securities in the best interests of the Trust's shareholders. A copy of the proxy voting procedures of the Advisor are attached as Appendix D to this Statement of Additional Information. Information on how the Trust voted proxies related to its portfolio securities for the most recent 12-month period ended June 30th will be available (i) free of charge by calling 1-800-433-8191 and requesting a copy of the voting record, and (ii) on the Commission's website at www.sec.gov.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for the Trust and brokerage commission rate are made by the Advisor. Transactions on stock exchanges involve the payment by the Trust of brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In certain instances the Trust may make purchases of underwritten issues at prices which include underwriting fees.


     In selecting a broker to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Trust on a continuing basis. Accordingly, the cost of the brokerage commissions to the Trust in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of it having caused the Trust to pay a broker that provides research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged from effecting that transaction if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Advisor's ongoing responsibilities with respect to the Trust. Research and investment information may be provided by these and other brokers at no cost to the Advisor and is available for the benefit of other accounts advised by the Advisor and its affiliates, and not all of the information will be used in connection with the Trust. While this information may be useful to varying degrees and may tend to reduce the Advisor's expenses, it is not possible to estimate its value and in the opinion of the Advisor it does not reduce the Advisor's expenses in a determinable amount. The extent to which the Advisor makes use of statistical, research and other services furnished by brokers is considered by the Advisor in the allocation of brokerage business but there is not a formula by which such business is allocated. The Advisor does so in accordance with its judgment of the best interests of the Trust and its shareholders. The Advisor may also take into account payments made by brokers effecting transactions for the Trust to other persons on behalf of the Trust for services provided to the Trust for which Trust would be obligated to pay (such as custodial and professional fees). In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution and approval by the Independent Trustees, the Advisor may consider sales of shares of the Trust as a factor in the selection of brokers and dealers to enter into portfolio transactions with the Trust.



     One or more of the other investment companies or accounts which the Advisor manages may own from time to time some of the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold and any transaction costs will be allocated among the companies and accounts on a good faith equitable basis by the Advisor in its discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Board of Trustees that this advantage, when combined with the other benefits available due to the Advisor's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.


      ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR PREFERRED SHARES

GENERAL

     Securities Depository. The Depository Trust Company ("DTC") will act as the Securities Depository with respect to the Preferred Shares. One certificate for all of the Preferred Shares will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of Preferred Shares contained in the Statement. The Trust will also issue stop-transfer instructions to the transfer agent for Preferred Shares. Such nominee will be the holder of record of all the shares of each series of Preferred Shares and beneficial owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

     DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in shares of Preferred Shares, whether for its own account or as a nominee for another person. Additional information concerning DTC and the DTC depository system is included as an Exhibit to the Registration Statement of which this Statement of Additional Information forms a part.

CONCERNING THE AUCTION AGENT


     The Auction Agent will act as agent for the Trust in connection with auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Trust and the Auction Agent and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.


     The Auction Agent may rely upon, as evidence of the identities of the holders of Preferred Shares, the Auction Agent's registry of holders, the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Trust) with respect to transfers described under "The Auction -- Secondary Market Trading and Transfers of Preferred Shares" in the Prospectus and notices from the Trust. The Auction Agent is not required to accept any such notice for an auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the business day preceding such auction.



     The Auction Agent may terminate its Auction Agency Agreement with the Trust upon notice to the Trust on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Trust will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Trust may remove the Auction Agent provided that prior to such removal the Trust shall have entered into such an agreement with a successor auction agent.


BROKER-DEALERS

     The Auction Agent after each auction for the Preferred Shares will pay to each Broker-Dealer, from funds provided by the Trust, a service charge at the annual rate of 1/4 of 1% in the case of any auction immediately preceding a Dividend Period of 28 days or fewer, or a percentage agreed to by the Trust and the Broker-Dealers in the case of any auction immediately preceding a Dividend Period of one year or longer, of the purchase price of the Preferred Shares placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, Preferred Shares will be placed by a Broker-Dealer if such shares were
(a) the subject of hold orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the auction or (ii) a submitted bid of a potential holder that resulted in the potential holder purchasing such shares as a result of the auction or (iii) a valid hold order.

     The Trust may request the Auction Agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

     The Broker-Dealer agreement provides that a Broker-Dealer (other than an affiliate of the Trust) may submit orders in auctions for its own account, unless the Trust notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Trust may submit orders in auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction.

                          REPURCHASE OF COMMON SHARES


     The Trust is a closed-end management investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Board of Trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Trust to an open-end investment company. The Board of Trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

     Notwithstanding the foregoing, at any time when the Preferred Shares are outstanding, the Trust may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accumulated Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Trust's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accumulated and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.



     Subject to its investment restrictions, the Trust may borrow to finance the repurchase of Common Shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, the Investment Company Act and the rules and regulations thereunder.



     The repurchase by the Trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Common Shares trading at a price equal to their net asset value. Nevertheless, the fact that the Common Shares may be the subject of repurchase or tender offers from time to time, or that the Trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.



     In addition, a purchase by the Trust of its Common Shares will decrease the Trust's Managed Assets which would likely have the effect of increasing the Trust's expense ratio. Any purchase by the Trust of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.



     The decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue. Before deciding whether to take any action if the Common Shares trade below net asset value, the Board of Trustees would likely consider the factors the trustees consider relevant, which would likely include the extent and duration of the discount, the liquidity of the Trust's portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on its considerations, even if the Trust's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Trust and its shareholders, no action should be taken.


                        U.S. FEDERAL INCOME TAX MATTERS


     The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Trust and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the IRS retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Trust and its shareholders, (including shareholders owning large positions in the Trust) and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their tax advisers to determine the tax consequences to them of investing in the Trust.


TAXATION OF THE TRUST

     The Trust intends to elect and to qualify each year for special tax treatment afforded to a regulated investment company under subchapter M of the Code. As long as it so qualifies, in any taxable year in which it meets the distribution requirements described below, the Trust (but not its shareholders) will not be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. The Trust intends to distribute substantially all of such income.

     In order to qualify to be taxed as a regulated investment company, the Trust must, among other things: (a) derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities, or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter of the Trust, subject to certain exceptions and cure periods, (i) at least 50% of the market value of the Trust's assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the market value of the Trust's assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Trust's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses.

     As mentioned above, as a regulated investment company, the Trust generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of its (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). For purposes of satisfying the 90% distribution requirement, a distribution will not qualify if it is a "preferential" dividend (i.e., a distribution which is not fully pro rata among shares of the same class or where there is preference to one class of stock as compared with another class except to the extent that such preference exists by reason of the issuance of such shares.). The Trust may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Trust retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Trust retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income their share of such undistributed long-term capital gain and (ii) will be entitled to credit their proportionate share of the tax paid by the Trust against their U.S. federal tax liability, if any, and to claim refunds to the extent the credit exceeds such liability. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Trust will be increased by the amount of undistributed capital gain included in the gross income of such shareholder less the tax deemed paid by such shareholder under clause (ii) of the preceding sentence.

     Based in part on a lack of present intention on the part of the Trust to redeem the Preferred Shares at any time in the future, the Trust intends to take the position that under present law the Preferred Shares will constitute stock, rather than debt of the Trust. It is possible, however, that the IRS could take a contrary position asserting, for example, that the Preferred Shares constitute debt of the Trust. If that position was upheld distributions on the Preferred Shares would be considered interest taxable as ordinary income regardless of the taxable earnings of the Trust.


     The IRS has taken the position in a revenue ruling that if a regulated investment company has two classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including net long-term capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company during such year that was paid to such class. Consequently, if both Common Shares and Preferred Shares are outstanding, the Trust intends to designate distributions made to the classes as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Thus, capital gain dividends, ordinary income dividends and other distributions will be allocated between the holders of Common Shares and Preferred Shares in proportion to the total dividends paid to each class during the taxable year.



     If the Trust utilizes leverage through borrowings, it may be restricted by loan covenants with respect to the declaration and payment of dividends in certain circumstances. Additionally, if at any time when shares of Preferred Shares are outstanding, the Trust does not meet the asset coverage requirements of the Investment Company Act, the Trust will be required to suspend distributions to holders of Common Shares until the asset coverage is restored. Limits on the Trust's payment of dividends may prevent the Trust from distributing at least 90% of its net income and may therefore jeopardize the Trust's qualification for taxation as a regulated investment company and/or may subject the Trust to the 4% excise tax described below. Upon any failure to meet the asset coverage requirements of the Investment Company Act, the Trust may, in its sole discretion, redeem Preferred Shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Trust and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such action would achieve these objectives. The Trust will endeavor to avoid restrictions on its ability to make dividend payments.


     If in any year the Trust should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Trust would incur a regular corporate federal income tax upon its income for the year and all distributions to its shareholders would be taxable to shareholders as ordinary dividend income to the extent of the Trust's earnings and profits. The Code requires a regulated investment company to pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years, on which the Trust paid no U.S. federal income tax. While the Trust intends to distribute its ordinary income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Trust's ordinary income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Trust will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

TAXATION OF SHAREHOLDERS


     Dividends paid by the Trust from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are taxable to shareholders as ordinary income to the extent of the Trust's earning and profits. Such dividends (if designated by the Trust) may qualify (provided holding period and other requirements are met) (i) for the dividends received deduction in the case of corporate stockholders, to the extent the Trust's income consists of dividend income received from U.S. corporations, and (ii) under the recently enacted Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31, 2008) ("2003 Tax Act") as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Trust receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or, the stock of which is readily tradable on an established securities market in the United States). Dividends paid by a REIT are not generally eligible for the reduced dividend rate. Due to the Trust's expected investments, in general, distributions to shareholders will not be eligible for the dividends received deduction allowed to corporate shareholders, and will not qualify for the reduced rate on qualified dividend income. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to a shareholder but retained by the Trust, are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Trust shares. Under the 2003 Tax Act, the maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized on or after May 6, 2003 and before January 1, 2009. Unrecaptured Section 1250 gain distributions, if any, will be subject to a 25% tax. Distributions in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Trust will provide its shareholders with a written notice designating the amount of any capital gain dividends, ordinary income dividends and other distributions.

     The sale or other disposition of the Preferred Shares will generally result in capital gain or loss to shareholders. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of the shares will be treated as short-term capital gain or loss. However, any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the shareholder. A loss realized on a sale or exchange of shares of the Trust will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, the maximum rate of income tax on short-term capital gains is currently 35% applicable to ordinary income while the maximum rate of income tax on long-term capital gains is currently 15%.

     If the Trust pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Trust and received by its shareholders on December 31 of the year in which the dividend was declared.

     A shareholder that is a nonresident alien individual or a foreign corporation (a "foreign investor") generally may be subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 or more days during a taxable year and certain other conditions are met. Foreign investors are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     The Trust is required in certain circumstances to backup withhold currently at a rate of 28% on taxable dividends and certain other payments paid to non-corporate holders of the Trust's shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INVESTMENTS OF THE TRUST


     The Trust may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have been proposed but not yet issued, but may apply retroactively, a portion of the Trust's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to U.S. federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Trust, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities

(including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a 'disqualified organization' (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations.

     The Trust will invest in securities rated in the lower rating categories of nationally recognized rating organizations ("junk bonds" or "high yield bonds"). Some of these junk bonds or high-yield bonds may be purchased at a discount and may therefore cause the Trust to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest on such junk bonds and high-yield bonds may be treated as dividends for certain U.S. federal income tax purposes. In such cases, if the issuer of the junk bonds or high-yield bonds is a qualifying corporation, dividend payments by the Trust may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest.

     Investment by the Trust in certain "passive foreign investment companies" could subject the Trust to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to the Trust to mitigate the effect of these provisions but such elections generally accelerate the recognition of income without the receipt of cash.

     Certain of the Trust's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gain or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Trust to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Trust will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Trust as a regulated investment company.

     The foregoing is a general summary of the provisions of the Code and the Treasury Regulations in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Ordinary income and capital gain dividends may also be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

                                    EXPERTS


     The financial statements audited by Ernst & Young LLP have been included in reliance on their report given on their authority as experts in accounting and auditing.


                             ADDITIONAL INFORMATION


     A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Trust with the SEC. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge on the EDGAR Database of the SEC's website at http://www.sec.gov or, at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                          INDEPENDENT AUDITORS' REPORT


To the Shareholder and Trustees of


ING Clarion Global Real Estate Income Fund



     We have audited the accompanying statement of assets and liabilities of the ING Clarion Global Real Estate Income Fund (the "Trust"), as of February 18, 2004, and the related statement of operations for the day then ended. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.



     We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities and statement of operations. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Trust at February 18, 2004, and the results of its operations for the day then ended, in conformity with accounting principles generally accepted in the United States.


                                          /S/ ERNST & YOUNG LLP


Philadelphia, Pennsylvania


February 20, 2004

                   ING CLARION GLOBAL REAL ESTATE INCOME FUND



                      STATEMENT OF ASSETS AND LIABILITIES


                               FEBRUARY 18, 2004



ASSETS:
  Cash......................................................  $  135,000
  Deferred offering expenses................................   1,224,525
                                                              ----------
  Total Assets..............................................   1,359,525
                                                              ----------
LIABILITIES:
  Organizational costs payable..............................      35,000
  Offering costs payable....................................   1,224,525
                                                              ----------
  Total Liabilities.........................................   1,259,525
                                                              ----------
NET ASSETS..................................................  $  100,000
                                                              ==========
COMPOSITION OF NET ASSETS:
  Paid in capital (applicable to 6,980.803 shares of
     beneficial interest issued and outstanding; unlimited
     number of shares authorized)...........................  $  135,000
  Net investment loss.......................................     (35,000)
                                                              ----------
NET ASSETS..................................................  $  100,000
                                                              ==========
COMMON SHARES:
  Net asset value per share
  ($100,000 / 6,980.803 shares of beneficial interest issued
     and outstanding).......................................  $    14.33
                                                              ==========
  Public offering price per share (including 4.5% front end
     sales charge)..........................................  $    15.00
                                                              ==========



                       See notes to financial statements.

                   ING CLARION GLOBAL REAL ESTATE INCOME FUND



                            STATEMENT OF OPERATIONS


                      FOR THE DAY ENDED FEBRUARY 18, 2004



INVESTMENT INCOME...........................................  $     --
                                                              --------
EXPENSES:
  Organizational costs......................................    35,000
                                                              --------
NET INVESTMENT LOSS AND NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS...........................................  $(35,000)
                                                              ========



                       See notes to financial statements.

                   ING CLARION GLOBAL REAL ESTATE INCOME FUND



                         NOTES TO FINANCIAL STATEMENTS



1.  FUND ORGANIZATION



     ING Clarion Global Real Estate Income Fund (the "Trust") is a newly organized, non-diversified, closed-end management investment company that was organized as a Delaware statutory trust on November 6, 2003. ING Clarion Real Estate Securities, L.P. will be the Trust's investment advisor (the "Advisor") will be the Trust's sub-advisor. The Trust has not commenced operations except those related to organizational matters and the sale of initial shares of beneficial interest to the initial shareholder, ING Clarion Real Estate Securities, L.P. After the issuance of common shares, the Trust may use leverage through the issuance of preferred shares, commercial paper or notes and borrowings up to limits set forth in the Trust's prospectus.



2.  SIGNIFICANT ACCOUNTING POLICIES



     The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Trust.



     Use of Estimates -- The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.



     Foreign Currency Translation -- The books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts will be translated into U.S. dollars on the following basis:



          (i) market value of investment securities, other assets and liabilities -- at the current rates of exchange;



          (ii) purchases and sales of investment securities, income and expenses -- at the rate of exchange prevailing on the respective dates of such transactions.



     Although the net assets of the Trust will be presented at the foreign exchange rates and market values at the close of each fiscal period, the Trust will not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Trust will not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses will be included in the reported net realized gains or losses on investment transactions.



     Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Trust's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.



     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.



     Taxes -- The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a trust generally pays no federal income tax on the income and gains that

                   ING CLARION GLOBAL REAL ESTATE INCOME FUND it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.



     Withholding taxes on foreign interest and dividends are recorded, net of reclaimable amounts, at the time the related income is earned.



     Organizational and Offering Costs -- Costs incurred in connection with the Trust's organization and offering of its shares will be borne by the Trust up to and including $0.03 per common share as of the commencement of operations. The Advisor has contractually agreed to pay all organizational and offering costs in excess of $0.03 per common share. Costs incurred by the Trust in connection with the offering of its shares will be deferred until the date the Trust commences operations and sells its shares to outside investors. Upon the sale of shares to outside investors, the offering costs will be fully charged to paid in capital.



3.  MANAGEMENT AND SERVICE FEES



     Pursuant to an investment management agreement between the Advisor and the Trust, the Trust has agreed to pay for investment advisory services and facilities a fee payable monthly in arrears at an annual rate equal to 0.85% of the average weekly value of the Trust's managed assets plus certain direct and allocated expenses of the Advisor incurred on the Trust's behalf. The managed assets will include assets from any issuance by the Trust of preferred shares or outstanding debt. The Advisor has agreed to waive a portion of its management fee in the amount of 0.25% of the average weekly values of the Trust's managed assets for the first five years of the Trust's operations (through February, 2009), and thereafter in a declining amount for an additional four years (through February, 2013).



     The Trust has multiple service agreements with The Bank of New York ("BNY"). Under the servicing agreements, BNY will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust.

                   ING CLARION GLOBAL REAL ESTATE INCOME FUND



                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2004
                                  (UNAUDITED)



  SHARES                                                                    U.S. $ VALUE
----------                                                                 --------------
            COMMON STOCK -- 108.9%
            REAL ESTATE INVESTMENT TRUSTS -- 108.9%
            AUSTRALIA -- 17.9%
            DIVERSIFIED -- 7.3%
 2,399,711  Centro Properties Group.....................................   $    7,822,914
 8,519,219  CFS Gandel Retail Trust.....................................        9,495,862
10,650,000  General Property Trust......................................       25,042,753
26,365,309  Investa Property Group......................................       41,062,443
 2,675,000  Mirvac Group................................................        9,496,389
 2,289,000  Stockland...................................................        9,873,611
                                                                           --------------
                                                                              102,793,972
                                                                           --------------
            OFFICE PROPERTY -- 2.1%
11,221,643  Deutsche Office Trust.......................................       10,023,608
22,268,475  Ronin Property Group........................................       19,551,049
                                                                           --------------
                                                                               29,574,657
                                                                           --------------
            SHOPPING CENTERS -- 5.6%
 9,984,178  Macquarie CountryWide Trust.................................       13,567,946
28,520,000  Westfield America Trust.....................................       43,111,830
 7,845,119  Westfield Trust.............................................       21,921,101
                                                                           --------------
                                                                               78,600,877
                                                                           --------------
            WAREHOUSE & INDUSTRIAL -- 2.9%
15,499,177  Macquarie Goodman Industrial Trust..........................       19,879,235
26,084,000  Macquarie ProLogis Trust....................................       21,706,133
                                                                           --------------
                                                                               41,585,368
                                                                           --------------
                                                                              252,554,874
                                                                           --------------
            CANADA -- 9.2%
            DIVERSIFIED -- 1.8%
   338,900  Dundee Real Estate Investment Trust.........................        6,460,373
 1,240,600  Summit Real Estate Investment Trust.........................       18,171,238
                                                                           --------------
                                                                               24,631,611
                                                                           --------------
            HOTELS -- 1.1%
 1,767,300  InnVest Real Estate Investment Trust........................       14,791,935
                                                                           --------------
            HEALTH CARE -- 1.4%
 2,046,800  Retirement Residences Real Estate Investment Trust..........       20,370,663
                                                                           --------------



See notes to financial statements.

  SHARES                                                                    U.S. $ VALUE
----------                                                                 --------------
            OFFICE PROPERTY -- 2.2%
 3,098,500  O&Y Real Estate Investment Trust............................       31,497,782
                                                                           --------------
            SHOPPING CENTERS -- 2.1%
   200,100  Calloway Real Estate Investment Trust.......................        2,557,870
 2,176,600  RioCan Real Estate Investment Trust.........................       27,260,290
                                                                           --------------
                                                                               29,818,160
                                                                           --------------
            WAREHOUSE & INDUSTRIAL -- 0.6%
   634,800  H&R Real Estate Investment Trust............................        8,573,483
                                                                           --------------
                                                                              129,683,634
                                                                           --------------
            FRANCE -- 2.6%
            APARTMENTS -- 0.9%
   162,137  Gecina SA...................................................       12,732,021
                                                                           --------------
            DIVERSIFIED -- 1.7%
   228,972  Unibail.....................................................       23,931,561
                                                                           --------------
                                                                               36,663,582
                                                                           --------------
            HONG KONG -- 2.4%
            DIVERSIFIED -- 2.4%
 8,133,000  Hang Lung Properties Ltd. ..................................       11,534,912
 2,400,000  Sun Hung Kai Properties Ltd. ...............................       21,948,120
                                                                           --------------
                                                                               33,483,032
                                                                           --------------
            JAPAN -- 1.3%
            DIVERSIFIED -- 0.6%
   615,000  Mitsubishi Estate Co., Ltd. ................................        8,341,087
                                                                           --------------
            SHOPPING CENTERS -- 0.7%
     1,273  Japan Retail Fund Investment Corp. .........................        9,409,689
                                                                           --------------
                                                                               17,750,776
                                                                           --------------
            NETHERLANDS -- 10.1%
            DIVERSIFIED -- 8.7%
    97,280  Corio NV....................................................        4,298,902
   327,601  Eurocommercial Properties NV................................       10,004,283
   787,660  Nieuwe Steen Investments NV.................................       15,390,412
   290,686  Rodamco Europe NV...........................................       18,539,833
   915,000  Wereldhave NV...............................................       74,381,559
                                                                           --------------
                                                                              122,614,989
                                                                           --------------
            SHOPPING CENTERS -- 1.4%
   331,461  VastNed Retail NV...........................................       19,466,317
                                                                           --------------
                                                                              142,081,306
                                                                           --------------



See notes to financial statements.

  SHARES                                                                    U.S. $ VALUE
----------                                                                 --------------
            SPAIN -- 0.2%
            DIVERSIFIED -- 0.2%
    90,888  Inmobiliaria Colonial SA....................................        2,500,777
                                                                           --------------
            UNITED KINGDOM -- 5.9%
            DIVERSIFIED -- 5.0%
   984,000  British Land Co. Plc........................................       11,800,187
 1,105,242  Hammerson Plc...............................................       13,812,732
 1,101,700  Land Securities Group Plc...................................       22,070,041
 2,807,700  Slough Estates Plc..........................................       23,091,760
                                                                           --------------
                                                                               70,774,720
                                                                           --------------
            SHOPPING CENTERS -- 0.9%
   853,400  Liberty International Plc...................................       12,029,880
                                                                           --------------
                                                                               82,804,600
                                                                           --------------
            UNITED STATES -- 59.3%
            APARTMENTS -- 11.0%
   989,600  Amli Residential Properties Trust...........................       27,956,200
   831,000  Apartment Investment & Management Co. -- Class A............       25,835,790
   941,500  Archstone-Smith Trust.......................................       27,783,665
   100,000  BRE Properties, Inc. -- Class A.............................        3,432,000
    75,000  Camden Property Trust.......................................        3,371,250
   201,720  Equity Residential..........................................        6,021,342
   928,700  Gables Residential Trust....................................       33,665,375
   254,600  Home Properties, Inc. ......................................       10,374,950
   450,900  Mid-America Apartment Communities, Inc. ....................       16,741,917
                                                                           --------------
                                                                              155,182,489
                                                                           --------------
            DIVERSIFIED -- 7.0%
   155,500  Bedford Property Investors, Inc. ...........................        4,738,085
    90,300  BNP Residential Properties, Inc. ...........................        1,189,251
   220,700  Colonial Properties Trust...................................        9,004,560
   105,000  First Potomac Realty Trust..................................        2,194,500
   417,800  iStar Financial, Inc. ......................................       17,672,940
   194,300  Keystone Property Trust.....................................        4,723,433
   500,600  Liberty Property Trust......................................       22,527,000
   747,100  Newcastle Investment Corp. .................................       25,177,270
   613,000  U.S. Restaurant Properties, Inc. ...........................       11,487,620
                                                                           --------------
                                                                               98,714,659
                                                                           --------------



See notes to financial statements.

  SHARES                                                                    U.S. $ VALUE
----------                                                                 --------------
            HEALTHCARE -- 7.5%
    50,000  Health Care Property Investors, Inc. .......................        1,415,000
   694,500  Health Care REIT, Inc. .....................................       28,196,700
   237,900  Healthcare Realty Trust, Inc. ..............................       10,158,330
 1,768,200  Nationwide Health Properties, Inc. .........................       39,377,814
 1,494,300  OMEGA Healthcare Investors, Inc. ...........................       16,243,041
   555,700  Senior Housing Properties Trust.............................       10,836,150
                                                                           --------------
                                                                              106,227,035
                                                                           --------------
            HOTELS -- 1.7%
   269,400  Hersha Hospitality Trust....................................        2,855,640
   461,000  Hospitality Properties Trust................................       21,390,400
                                                                           --------------
                                                                               24,246,040
                                                                           --------------
            MANUFACTURED HOMES -- 0.7%
   500,000  Affordable Residential Communities..........................        9,250,000
                                                                           --------------
            OFFICE PROPERTY -- 19.0%
   537,100  Arden Realty, Inc. .........................................       17,364,443
   668,200  Brandywine Realty Trust.....................................       20,413,510
    50,000  Brookfield Properties Corp. ................................        1,555,500
   100,000  CarrAmerica Realty Corp. ...................................        3,390,000
   601,000  Crescent Real Estate Equities Co. ..........................       10,799,970
 3,099,200  Equity Office Properties Trust..............................       89,535,888
   530,800  Glenborough Realty Trust, Inc. .............................       11,863,380
   253,400  Highwoods Properties, Inc. .................................        6,641,614
 2,301,784  HRPT Properties Trust.......................................       26,010,159
   100,000  Kilroy Realty Corp. ........................................        3,550,000
   149,000  Mack-Cali Realty Corp. .....................................        6,691,590
 1,064,300  Maguire Properties, Inc. ...................................       27,246,080
   123,000  Mission West Properties, Inc. ..............................        1,629,750
   738,000  Prentiss Properties Trust...................................       27,232,200
   482,500  Reckson Associates Realty Corp. ............................       13,577,550
                                                                           --------------
                                                                              267,501,634
                                                                           --------------
            REGIONAL MALLS -- 0.8%
    50,000  Taubman Centers, Inc. ......................................        1,258,500
   187,800  The Macerich Co. ...........................................       10,122,420
                                                                           --------------
                                                                               11,380,920
                                                                           --------------



See notes to financial statements.

  SHARES                                                                    U.S. $ VALUE
----------                                                                 --------------
            SHOPPING CENTERS -- 8.7%
   143,600  Cedar Shopping Centers, Inc. ...............................        2,037,684
   520,700  Commercial Net Lease Realty.................................       10,283,825
    50,000  Federal Realty Investment Trust.............................        2,310,000
   381,000  Glimcher Realty Trust.......................................       10,325,100
 1,565,530  Heritage Property Investment Trust..........................       48,687,983
   100,000  Kimco Realty Corp. .........................................        5,098,000
   815,000  New Plan Excel Realty Trust.................................       22,290,250
   371,500  Pennsylvania Real Estate Investment Trust...................       13,990,690
    47,200  Tanger Factory Outlet Centers, Inc. ........................        2,139,104
   150,000  Weingarten Realty Investors.................................        5,190,000
                                                                           --------------
                                                                              122,352,636
                                                                           --------------
            STORAGE -- 0.6%
    50,000  Public Storage, Inc. .......................................        2,433,000
   131,100  Sovran Self Storage, Inc. ..................................        5,476,047
                                                                           --------------
                                                                                7,909,047
                                                                           --------------
            WAREHOUSE & INDUSTRIAL -- 2.3%
    50,000  AMB Property Corp. .........................................        1,858,500
   100,000  Duke Realty Corp. ..........................................        3,472,000
   686,700  First Industrial Realty Trust, Inc. ........................       27,124,650
                                                                           --------------
                                                                               32,455,150
                                                                           --------------
                                                                              835,219,610
                                                                           --------------
            TOTAL COMMON STOCK
            (cost $1,509,124,366).......................................    1,532,742,191
                                                                           --------------
            PREFERRED STOCK -- 9.5%
            REAL ESTATE INVESTMENT TRUSTS -- 9.5%
            UNITED STATES -- 9.5%
            APARTMENTS -- 0.2%
   100,000  Mid-America Apartment Communities, Inc., Series H...........        2,630,000
                                                                           --------------
            DIVERSIFIED -- 3.2%
    36,000  Bedford Property Investors, Inc.(a).........................        1,874,250
   170,000  Bedford Property Investors, Inc. ...........................        4,292,500
 1,015,000  iStar Financial, Inc., Series I.............................       25,730,250
   131,300  Keystone Property Trust, Series D...........................        3,617,315
   400,000  Keystone Property Trust, Series E...........................        9,875,000
                                                                           --------------
                                                                               45,389,315
                                                                           --------------
            FINANCE -- 0.4%
   240,000  RAIT Investment Trust, Series A.............................        6,000,000
                                                                           --------------



See notes to financial statements.

  SHARES                                                                    U.S. $ VALUE
----------                                                                 --------------
            HEALTHCARE -- 2.1%
 1,000,000  LTC Properties, Inc., Series F..............................       26,200,000
   120,000  OMEGA Healthcare Investors, Inc., Series D..................        3,144,000
                                                                           --------------
                                                                               29,344,000
                                                                           --------------
            HOTELS -- 2.1%
   685,000  Felcor Lodging Trust, Inc. .................................       16,296,150
   200,000  Innkeepers USA Trust, Series C..............................        5,100,000
   330,000  Winston Hotels, Inc. .......................................        8,355,600
                                                                           --------------
                                                                               29,751,750
                                                                           --------------
            MANUFACTURED HOMES -- 0.3%
   140,000  Affordable Residential Communities, Series A................        3,675,000
                                                                           --------------
            OFFICE PROPERTY -- 0.6%
   241,600  Maguire Properties, Inc., Series A..........................        6,230,864
   100,000  SL Green Realty Corp., Series C.............................        2,615,000
                                                                           --------------
                                                                                8,845,864
                                                                           --------------
            SHOPPING CENTERS -- 0.5%
   243,000  Glimcher Realty Trust, Series G.............................        6,293,700
     7,200  Pennsylvania Real Estate Investment Trust...................          439,200
                                                                           --------------
                                                                                6,732,900
                                                                           --------------
            REGIONAL MALLS -- 0.1%
    45,000  The Mills Corp. ............................................        1,233,000
                                                                           --------------
            TOTAL PREFERRED STOCK                                             133,601,829
            (cost $131,740,656).........................................
                                                                           --------------
            TOTAL INVESTMENTS -- 118.4%                                     1,666,344,020
            (cost $1,640,865,022)
            Liabilities in Excess of Other Assets -- (18.4)%............     (258,531,107)
                                                                           --------------
            NET ASSETS APPLICABLE TO COMMON SHARES -- 100%(B)...........   $1,407,812,913
                                                                           ==============


---------------


(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At March 31, 2004, the security amounted to $1,874,250 or 0.1% of net assets.



(b) Portfolio percentages are calculated based on net assets applicable to Common Shares.



See notes to financial statements.

                   ING CLARION GLOBAL REAL ESTATE INCOME FUND



                      STATEMENT OF ASSETS AND LIABILITIES


                                 MARCH 31, 2004


                                  (UNAUDITED)



ASSETS
  Investments, at value (cost $1,640,865,022)...............  $1,666,344,020
  Foreign currency, at value (cost $39,456).................          39,456
  Cash......................................................      19,767,756
  Receivable for investment securities sold.................      14,827,466
  Dividends receivable......................................      12,768,234
  Unrealized appreciation on foreign currency...............         185,852
  Currency receivable.......................................          34,825
                                                              --------------
  Total Assets..............................................   1,713,967,609
                                                              --------------
LIABILITIES
  Line of credit payable....................................     152,143,800
  Payable for investment securities purchased...............     150,153,944
  Payable to advisor for offering costs.....................       2,880,000
  Management fee payable....................................         761,944
  Accrued expenses..........................................         215,008
                                                              --------------
  Total Liabilities.........................................     306,154,696
                                                              --------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $1,407,812,913
                                                              ==============
COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHARES
  Common Shares, $.001 par value per share; unlimited number of shares authorized, 96,006,981 shares issued and
     outstanding............................................  $       96,007
  Additional paid-in capital................................   1,372,358,993
  Undistributed net investment income.......................      12,264,557
  Net realized loss on investments and foreign currency
     transactions...........................................      (2,250,010)
  Net unrealized appreciation on investments and foreign
     currency denominated assets and liabilities............      25,343,366
                                                              --------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $1,407,812,913
                                                              ==============
NET ASSET VALUE APPLICABLE TO COMMON SHARES
  (based on 96,006,981 common shares outstanding)...........  $        14.66
                                                              ==============



                       See notes to financial statements.

                   ING CLARION GLOBAL REAL ESTATE INCOME FUND


                            STATEMENT OF OPERATIONS


            FOR THE PERIOD FEBRUARY 18, 2004* THROUGH MARCH 31, 2004


                                  (UNAUDITED)


INVESTMENT INCOME
  Dividends (net of foreign withholding taxes of
     $914,058)..............................................  $13,019,077
  Interest..................................................      222,432
                                                              -----------
     Total Investment Income................................                $13,241,509
                                                                            -----------
EXPENSES
  Management fees...........................................    1,079,421
  Interest expense on line of credit........................       62,647
  Organizational expenses...................................       35,000
  Administration fees.......................................       29,247
  Transfer agent fees.......................................       21,460
  Custodian fees............................................       19,048
  Printing fees.............................................       16,558
  Rating agency fees........................................        9,549
  AMEX listing fee..........................................        6,099
  Legal fees................................................        5,520
  Audit fees................................................        4,416
  Trustees' fees and expenses...............................        3,643
  Miscellaneous expenses....................................        1,821
                                                              -----------
     Total Expenses.........................................                  1,294,429
  Management fee waived.....................................                   (317,477)
                                                                            -----------
     Net Expenses...........................................                    976,952
                                                                            -----------
     NET INVESTMENT INCOME..................................                 12,264,557
                                                                            -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
     Investments............................................                    185,010
     Foreign currency transactions..........................                 (2,435,020)
  Net unrealized appreciation (depreciation) on:
     Investments............................................                 25,478,998
     Foreign currency denominated assets and liabilities....                   (135,632)
                                                                            -----------
  NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY
     TRANSACTIONS...........................................                 23,093,356
                                                                            -----------
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES
  RESULTING FROM OPERATIONS.................................                $35,357,913
                                                                            ===========

---------------

* Commencement of operations.

                       See notes to financial statements.

                   ING CLARION GLOBAL REAL ESTATE INCOME FUND


         STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES

                                                                 FOR THE PERIOD
                                                               FEBRUARY 18, 2004*
                                                               THROUGH MARCH 31,
                                                                      2004
                                                               ------------------
                                                                  (UNAUDITED)
CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES RESULTING
  FROM OPERATIONS
  Net investment income.....................................     $   12,264,557
  Net realized loss on investments and foreign currency
     transactions...........................................         (2,250,010)
  Net unrealized appreciation on investments and foreign
     currency denominated assets and liabilities............         25,343,366
                                                                 --------------
  NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES
     RESULTING FROM OPERATIONS..............................         35,357,913
                                                                 --------------
CAPITAL SHARE TRANSACTIONS
  Net proceeds from the issuance of common shares...........      1,372,455,000
                                                                 --------------
  NET INCREASE FROM CAPITAL SHARE TRANSACTIONS..............      1,372,455,000
                                                                 --------------
  NET INCREASE IN NET ASSETS................................      1,407,812,913
NET ASSETS APPLICABLE TO COMMON SHARES
  Beginning of period.......................................                 --
                                                                 --------------
  End of period (including undistributed net investment
     income of $12,264,557).................................     $1,407,812,913
                                                                 ==============

---------------

* Commencement of operations.

                       See notes to financial statements.

                   ING CLARION GLOBAL REAL ESTATE INCOME FUND


                            STATEMENT OF CASH FLOWS


            FOR THE PERIOD FEBRUARY 18, 2004* THROUGH MARCH 31, 2004


                                  (UNAUDITED)



CASH FLOWS FROM OPERATING ACTIVITIES:
  Net increase in net assets resulting from operations......  $    35,357,913
                                                              ---------------
ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS FROM
  OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES:
  Cost of securities purchased..............................   (5,130,485,046)
  Proceeds from sale of securities..........................    3,490,027,466
  Increase in foreign currency, at value....................          (39,456)
  Increase in receivable for investment securities sold.....      (14,827,466)
  Increase in dividend receivable...........................      (12,768,234)
  Increase in currency receivable...........................          (34,825)
  Increase in unrealized appreciation on foreign currency...         (185,852)
  Increase in payable to advisor for offering costs.........        2,880,000
  Increase in accrued expenses..............................          215,008
  Increase in management fee payable........................          761,944
  Increase in payable for investment securities purchased...      150,153,944
  Increase in line of credit payable........................      152,143,800
  Increase in unrealized appreciation on investments........      (25,478,998)
  Accretion of bond discount and amortization of bond
     premium................................................         (222,432)
  Net realized gain on investments..........................         (185,010)
                                                              ---------------
     Net Cash Used in Operating Activities..................   (1,352,687,244)
                                                              ---------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
  Net cash subscriptions received...........................    1,372,455,000
                                                              ---------------
     Net Cash Provided by Financing Activities..............    1,372,455,000
                                                              ---------------
  Net increase in cash......................................       19,767,756
CASH AT BEGINNING OF PERIOD.................................               --
                                                              ---------------
CASH AT END OF PERIOD.......................................  $    19,767,756
                                                              ===============


---------------

* Commencement of operations.

                       See notes to financial statements.

                   ING CLARION GLOBAL REAL ESTATE INCOME FUND


                              FINANCIAL HIGHLIGHTS



PER SHARE OPERATING PERFORMANCE
FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD


                                                                FOR THE PERIOD
                                                              FEBRUARY 18, 2004*
                                                                   THROUGH
                                                                MARCH 31, 2004
                                                              ------------------
                                                                 (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD........................      $    14.33**
                                                                  ----------
INCOME FROM INVESTMENT OPERATIONS
     Net investment income..................................            0.13***
     Net realized and unrealized gain on investments and
      foreign currency transactions.........................            0.20
                                                                  ----------
       Total from investment operations.....................            0.33
                                                                  ----------
NET ASSET VALUE, END OF PERIOD..............................      $    14.66
                                                                  ==========
MARKET VALUE, END OF PERIOD.................................      $    15.01
                                                                  ==========
TOTAL INVESTMENT RETURN****
     Net asset value........................................            2.30%
     Market value...........................................            0.07%
RATIOS AND SUPPLEMENTAL DATA
Net assets, applicable to common shares, end of period
  (thousands)...............................................      $1,407,813
Ratios to average net assets applicable to common
  shareholders of:
  Net expenses, after fee waiver+...........................            0.77%*****
  Net expenses, before fee waiver+..........................            1.02%*****
  Net investment income+....................................            9.66%*****
Portfolio turnover rate.....................................            1.49%

---------------


     * Commencement of operations.


   ** Net asset value at February 18, 2004.


  *** Based on average shares outstanding.


 **** Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.00 less the sales load of $0.675 per share paid by the common shareholders on the first day and a sale at net asset value on the last day of the period reported. Total investment return based upon market value is calculated assuming a purchase of common shares at the then-current market price of $15.00 on February 25, 2004 (initial public offering). Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.


***** Annualized.



     + Calculated on the basis of income and expenses applicable to common shares relative to the average net assets applicable to common shareholders.


                       See notes to financial statements.

                   ING CLARION GLOBAL REAL ESTATE INCOME FUND



                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


                                 MARCH 31, 2004



1.  FUND ORGANIZATION



     ING Clarion Global Real Estate Income Fund (the "Trust") is a non-diversified, closed-end management investment company that was organized as a Delaware statutory trust on November 6, 2003 under the Investment Company Act of 1940, as amended. ING Clarion Real Estate Securities, L.P. (the "Advisor") is the Trust's investment advisor. The Trust commenced operations on February 18, 2004.



2.  SIGNIFICANT ACCOUNTING POLICIES



     The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Trust.



     Securities Valuation -- The net asset value of the common shares of the Trust will be computed based upon the value of the Trust's portfolio securities and other assets. Net asset value per common share will be determined as of the close of the regular trading session (usually 4:00 p.m., EST) on the New York Stock Exchange ("NYSE") on each business day on which the NYSE is open for trading.



     The Trust calculates net asset value per common share by subtracting the Trust's liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding preferred shares from the Trust's total assets (the value of the securities the Trust holds, plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding. For purposes of determining the net asset value of the Trust, readily marketable portfolio assets traded principally on an exchange, or on a similar regulated market reporting contemporaneous transaction prices, are valued, except as indicated below, at the last sale price for such assets on such principal markets on the business day on which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Trust's board of trustees (the "Board") shall determine in good faith to reflect its fair market value. Readily marketable assets not traded on such a market are valued at the current bid prices provided by dealers or other sources approved by the Board, including pricing services when such prices are believed by the Board to reflect the fair market value of such assets. The prices provided by a pricing service take into account institutional size trading in similar groups of assets and any developments related to specific assets. Other assets are valued at fair value by or pursuant to guidelines approved by the Board.



     Short-term securities, which mature in more than 60 days, are valued at current market quotations. Short-term securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value.



     Foreign Currency Translation -- The books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:



          (i) market value of investment securities, other assets and liabilities -- at the current rates of exchange;



          (ii) purchases and sales of investment securities, income and expenses -- at the rate of exchange prevailing on the respective dates of such transactions.



     Although the net assets of the Trust are presented at the foreign exchange rates and market values at the close of each fiscal period, the Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices

                   ING CLARION GLOBAL REAL ESTATE INCOME FUND of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses will be included in the reported net realized gains or losses on investment transactions.



     Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Trust's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets or liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.



     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.



     Securities Transactions and Investment Income -- Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.



     Dividends and Distributions to Shareholders -- The Trust earns income daily on its investments. It is the policy of the Trust to declare and pay dividends to common shareholders from net investment income on a monthly basis. Distributions from net realized capital gains, if any, are normally distributed in December. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. To the extent the Trust's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Trust not to distribute such gains.



     The Trust distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.



     Use of Estimates -- The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.



     Organizational and Offering Costs -- Costs incurred in connection with the Trust's organization and offering of its common shares will be borne by the Trust up to and including $0.03 per common share as of February 18, 2004. The Advisor has contractually agreed to pay all organizational and offering costs in excess of this amount. Organizational costs of approximately $35,000 were expensed by the Trust. Offering costs of approximately $2,845,000 incurred by the Trust in connection with the offering of its common shares were charged to paid-in capital upon the sale of those shares.



3.  CONCENTRATION OF RISK



     Under normal market conditions, the Trust's investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing,

                   ING CLARION GLOBAL REAL ESTATE INCOME FUND management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry.



4.  INVESTMENT MANAGEMENT AGREEMENT AND OTHER AGREEMENTS



     The Advisor is responsible for the selection of the Trust's investments.



     Pursuant to an investment management agreement between the Advisor and the Trust, the Advisor is responsible for the daily management of the Trust's portfolio of investments, which includes buying and selling securities for the Trust, as well as investment research. The Advisor will receive an annual fee from the Trust based on the average weekly value of the Trust's managed assets, which includes the amount from the issuance of the preferred shares. The Trust pays for investment advisory services and facilities through a fee payable monthly in arrears at an annual rate equal to 0.85% of the average weekly value of the Trust's managed assets plus certain direct and allocated expenses of the Advisor incurred on the Trust's behalf. The Advisor has agreed to waive a portion of its management fee in the amount of 0.25% of the average weekly values of the Trust's managed assets for the first five years of the Trust's operations (through February, 2009), and for a declining amount for an additional four years (through February, 2013). During the period ended March 31, 2004, the Trust incurred management fees of $1,079,421, of which $317,477 was waived by the Advisor.



     The Trust has multiple service agreements with The Bank of New York ("BNY"). Under the servicing agreements, BNY will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNY is responsible for the custody of the Trust's assets. As administrator, BNY is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Trust.



5.  PORTFOLIO SECURITIES



     For the period ended March 31, 2004, there were purchase and sale transactions (excluding short-term securities) of $1,655,507,479 and $14,827,466, respectively.



6.  TAXES



     The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). A regulated investment company generally pays no federal income tax on the income and gains that it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.



     Withholding taxes on foreign interest and dividends are recorded, net of reclaimable amounts, at the time the related income is earned.



7.  BORROWINGS



     The Trust intends to leverage through the issuance of preferred shares, commercial paper or notes and/or borrowing in an aggregate amount of approximately 35% of the Trust's capital to buy additional securities. The Trust may borrow from banks or other financial institutions. The use of preferred shares and other borrowing techniques to leverage the common shares can create risks.



     The Trust has access to a secured line of credit up to $700,000,000 from BNY for borrowing purposes. Borrowings under this arrangement bear interest at the Federal funds rate plus 1.00%. At

                   ING CLARION GLOBAL REAL ESTATE INCOME FUND

March 31, 2004, there was an outstanding borrowing of $152,143,800 in connection with the Trust's line of credit.



     The average daily amount of borrowing during the period ended March 31, 2004 was $31,845,500, with a related weighted average interest rate of 2.00%.



8.  CAPITAL



     The Trust issued 90,000,000 shares of common stock in its initial public offering. These shares were all issued at $15.00. In connection with the initial public offering of the Trust's common shares, the underwriters were granted an over-allotment option to purchase additional common shares at a price of $15.00 per common share. On March 12, 2004, the underwriters purchased 6,000,000 common shares of the Trust pursuant to the over-allotment option. At March 31, 2004, the Trust had outstanding common shares of 96,006,981 with a par value of $0.001. The Advisor owned 6,981 shares of the common shares outstanding. The Trust has an unlimited amount of common shares, $0.001 par value, authorized.



9.  SUBSEQUENT EVENTS



     On April 8, 2004, the underwriters purchased 5,000,000 additional common shares of the Trust pursuant to the over-allotment option. These shares were issued at $15.00 per share.



     On February 26, the Board authorized the issuance of preferred shares, subject to final approval of the terms of the offering by the Trust's Pricing Committee, in addition to the existing common shares, as part of its leverage strategy. Preferred shares issued by the Trust have seniority over the common shares.



     The Trust intends to issue 29,000 shares of capital stock as Auction Preferred Shares, with a liquidation value of $25,000 per share plus accumulated and unpaid dividends. Dividends will be accumulated daily at an annual rate set through auction procedures. Distributions of net realized capital gains, if any, will be paid annually.



     The Trust is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Trust from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of preferred shares at their liquidation value.



     The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares, voting as a separate class, are also entitled to elect two Trustees. In addition, the Investment Company Act of 1940, as amended, requires that, along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, (b) change a Trust's sub-classification as a closed-end investment company or change its fundamental investment restrictions and (c) change the nature of its business so as to cease to be an investment company.

                   ING CLARION GLOBAL REAL ESTATE INCOME FUND


                          STATEMENT OF PREFERENCES OF


                            AUCTION PREFERRED SHARES


                              ("PREFERRED SHARES")

                                   [TO COME]

                                   APPENDIX B

                             RATINGS OF INVESTMENTS

     Standard & Poor's Corporation -- A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

  Long-Term Debt

     An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

          1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          2.  Nature of and provisions of the obligation; and

          3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  Investment Grade

AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  Speculative Grade Rating

     Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

      The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

CC Debt rated "CC" has a currently identifiable high vulnerability to default. It typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C Debt rated "C" is currently vulnerable to nonpayment and is dependent upon business, financial and economic conditions for the obligor to meet its financial commitment or obligation. It typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* and interest is adequately collateralized. In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

  Municipal Notes

     An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

     -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest.

SP-3  Speculative capacity to pay principal and interest.

     A note rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

  Commercial Paper

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

     Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with currently high vulnerability for nonpayment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

     Moody's Investors Service, Inc. -- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

 Municipal Bonds

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating category from Aa to B in the public finance sectors. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category

  Short Term Loans

MIG 1/VMIG 1 This designation denotes superior credit quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

  Commercial Paper

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     -- Leading market positions in well-established industries.

     -- High rates of return on funds employed.

     -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Fitch, Inc. -- A brief description of the applicable Fitch, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

  Long-Term Credit Ratings

  Investment Grade

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exception ally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.
                 This is the lowest investment-grade category.

  Speculative Grade

BB               Speculative. "BB" ratings indicate that there is a
                 possibility of credit risk developing, particularly as the result of adverse economic change over time; however,
                 business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this
                 category are not investment grade.
B                Highly speculative. "B" ratings indicate that significant
                 credit risk is present, but a limited margin of safety
                 remains. Financial commitments are currently being met;
                 however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
CCC, CC, C       High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon
                 sustained, favorable business or economic developments. A
                 "CC" rating indicates that default of some kind appears
                 probable. "C" ratings signal imminent default.
DDD, DD, and D   Default. The ratings of obligations in this category are
                 based on their prospects for achieving partial or full
                 recovery in a reorganization or liquidation of the obligor.
                 While expected recovery values are highly speculative and
                 cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest
                 potential for recovery, around 90%-100% of outstanding
                 amounts and accrued interest. "DD" indicates potential
                 recoveries in the range of 50%-90%, and "D" the lowest
                 recovery potential, i.e., below 50%.
                 Entities rated in this category have defaulted on some or
                 all of their obligations. Entities rated "DDD" have the
                 highest prospect for resumption of performance or continued
                 operation with or without a formal reorganization process.
                 Entities rated "DD" and "D" are generally undergoing a
                 formal reorganization or liquidation process; those rated
                 "DD" are likely to satisfy a higher portion of their
                 outstanding obligations, while entities rated "D" have a
                 poor prospect for repaying all obligations.

 Short-Term Credit Ratings

     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1     Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added
       "+" to denote any exceptionally strong credit feature.
F2     Good credit quality. A satisfactory capacity for timely
       payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3     Fair credit quality. The capacity for timely payment of
       financial commitments is adequate; however, near-term
       adverse changes could result in a reduction to
       non-investment grade.
B      Speculative. Minimal capacity for timely payment of
       financial commitments, plus vulnerability to near-term
       adverse changes in financial and economic conditions.
C      High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
D      Default. Denotes actual or imminent payment default.

     Notes:

"+" or "-- " may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC", or to short-term ratings other than "F1".

"NR" indicates that Fitch does not rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     Rating alert: Ratings are placed on Rating alert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating alert is typically resolved over a relatively short period.

                                   APPENDIX C

          GENERAL CHARACTERISTICS AND RISKS OF STRATEGIC TRANSACTIONS


     In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the Prospectus, the Trust will engage in Strategic Transactions. The Trust will engage in such activities in the Advisor's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur. The Trust's ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission (the "CFTC"). Certain Strategic Transactions may give rise to taxable income.


PUT AND CALL OPTIONS ON SECURITIES AND INDICES

     The Trust may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Trust may also purchase and sell options on securities indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the securities index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a security could protect the Trust's holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any related commissions. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline be low the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

     The Trust's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Trust must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC Options with counterparties with the highest long-term credit ratings, and with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.

     The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

FUTURES CONTRACTS AND RELATED OPTIONS

     Characteristics. The Trust may sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate changes or other market movements. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

     Margin Requirements. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

     Limitations on Use of Futures and Options on Futures. The Trust's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. The Trust currently may enter into such transactions without limit for bona fide hedging purposes, including risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options for non-hedging purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide hedging, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust's liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, an account of cash equivalents designated on the books and records will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract.


     Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Trust are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the Trust will be required to designate on its books and records an ongoing basis, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The earmarking requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

     Strategic Transactions Present Certain Risks. With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged create the possibility that losses on the hedge may be greater than gains in the value of the Trust's position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to successfully utilize Strategic Transactions will depend on the Advisor's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Trust has sold create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Strategic Transactions will reduce net asset value.

     Regulatory Considerations. The Trust has claimed an exclusion from the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

                                   APPENDIX D


                       [PROXY VOTING PROCEDURES TO COME]

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (1) Financial Statements

        Part A -- Financial Highlights (unaudited).

        Part B -- Report of Independent Accountants.

                  Statement of Assets and Liabilities.

                  Statement of Operations.

                  Financial Statements (Unaudited)

     (2) Exhibits

        (a) Amended and Restated Agreement and Declaration of Trust.(2)

        (b) Amended and Restated By-Laws.(2)

        (c) Inapplicable.


        (d)(1) Statement of Preferences of Auction Preferred Shares.(4)


        (d)(2) Form of Specimen Certificate for Preferred Shares.(3)


        (d)(3) Form of Specimen Certificate for Common Shares.(2)


        (e) Dividend Reinvestment Plan.(2)

        (f) Inapplicable.

        (g)(1) Investment Management Agreement.(2)

        (h) Form of Underwriting Agreement.(3)

        (i) N/A

        (j) Custodian Agreement.(2)

        (k)(1) Transfer Agency Agreement.(2)


        (k)(2) Form of Auction Agency Agreement.(4)



        (k)(3) Form of Broker-Dealer Agreement.(3)


        (k)(4) Form of DTC Agreement.(3)

        (k)(5) Administration Agreement.(2)

        (k)(6) Fund Accounting Agreement.(2)


        (l) Opinion and Consent of Counsel to the Trust.(4)


        (m) Inapplicable.

        (n) Consent of Independent Public Accountants.(3)

        (o) Inapplicable.

        (p) Initial Subscription Agreement.(2)

        (q) Inapplicable.

        (r)(1) Code of Ethics of Trust.(2)

        (r)(2) Code of Ethics of Advisor.(2)

        (s) Powers of Attorney.(1)

---------------


(1) Previously filed as an exhibit to Pre-Effective Amendment No. 1 to the Trust's Registration Statement relating to the Common Shares filed with the Securities and Exchange Commission on January 26, 2004.



(2) Previously filed as an exhibit to Pre-Effective Amendment No. 2 to the Trust's Registration Statement relating to the Common Shares on February 24, 2004.



(3) Filed herewith.



(4) To be filed by Amendment


ITEM 25.  MARKETING ARRANGEMENTS


     Reference is made to the Form of Underwriting Agreement for the Registrant's common shares of beneficial interest to be filed by amendment.


ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:


Registration fees...........................................  $ 90,000
Rating fees.................................................  $ 17,000
Printing (other than certificates)..........................  $ 50,000
Accounting fees and expenses................................  $ 15,000
Legal fees and expenses.....................................  $125,000
Miscellaneous...............................................  $ 30,000
Total.......................................................  $327,000


ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

     None.

ITEM 28.  NUMBER OF HOLDERS OF SHARES

     As of February 16, 2004

                                                                NUMBER OF
TITLE OF CLASS                                                RECORD HOLDERS
--------------                                                --------------
Common Shares of Beneficial Interest........................        1
Preferred Shares............................................        0

ITEM 29.  INDEMNIFICATION

     Article V of the Registrant's Agreement and Declaration of Trust, as amended and restated, provides as follows:

          5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

          5.2 Mandatory Indemnification. (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith,
     (iii) gross negligence (negligence in the case of Affiliated Indemnitees), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

          (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding ("Disinterested NonParty Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

          (c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested NonParty Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

          (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

          (e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

          5.3 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

          5.4 No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust made or issued by the Trustees or by any officers, employees or agents of the Trust in their capacity as such, shall contain an appropriate recital to the effect that the Shareholders, Trustees, officers, employees or agents of the Trust shall not personally be bound by or liable thereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim thereunder, and appropriate references shall be made therein to this Declaration, and may contain any further recital which they may deem appropriate, but the omission of such recital shall not operate to impose personal liability on any of the Trustees, Shareholders, officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

          5.5 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

          Insofar as indemnification for liabilities arising under the Act, may be terminated to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final
     adjudication of such issue. Reference is made to Article           of the
     underwriting agreement to be attached as Exhibit (h).

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     Not Applicable

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

     The Registrant's accounts, books and other documents are currently located at the offices of the Registrant, c/o ING Clarion Real Estate Securities, L.P., 259 North Radnor Chester Road, Second Floor, Radnor, PA 19087, and at the offices of Bank of New York, the Registrant's Custodian, Administrator, and the Transfer Agent.

ITEM 32.  MANAGEMENT SERVICES

     Not Applicable

ITEM 33.  UNDERTAKINGS

     (1) The Registrant hereby undertakes to suspend the offering of its units until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or
(b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     (2) Not applicable

     (3) Not applicable

     (4) Not applicable

     (5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted form the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

     (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

     (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 5th day of May, 2004.



                                                /s/ T. RITSON FERGUSON

                                          --------------------------------------
                                                    T. Ritson Ferguson
                                                        President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 5th day of May, 2004.



                 NAME                                          TITLE
                 ----                                          -----

        /s/ T. RITSON FERGUSON             Trustee, President and Chief Executive Officer
--------------------------------------
          T. Ritson Ferguson

          /s/ PETER ZAPPULLA                   Treasurer and Chief Financial Officer
--------------------------------------
            Peter Zappulla

                  *                                           Trustee
--------------------------------------
           Jarrett B. Kling

                  *                                           Trustee
--------------------------------------
         Frederick S. Hammer

                  *                                           Trustee
--------------------------------------
            Asuka Nakahara

                  *                                           Trustee
--------------------------------------
          Richard L. Sutton


 *By:       /s/ T. RITSON FERGUSON
        ------------------------------
              T. Ritson Ferguson
               Attorney-in-fact

INDEX TO EXHIBITS


Ex. 99(d)(2)  Form of Specimen Certificate for the Preferred Shares
Ex. 99(h)     Form of Underwriting Agreement
Ex. 99(k)(3)  Form of Broker-Dealer Agreement
Ex. 99(k)(4)  Form of DTC Agreement
Ex. 99(n)     Consent of Independent Public Accountants